                                                                  Exhibit 10.18
                                           ***Text Omitted and Filed Separately
                                               Confidential Treatment Requested
                                          Under 17 C.F.R. Section 200.80(b)(4),
                                                             200.83 and 230.406

[TITAN LOGO]

                              SUBCONTRACT AGREEMENT
                             TSS-006-G060-99, ITD 57

This Agreement is entered into as of 23 March 1999 between, Cap Gemini America LLC ("Subcontractor") with its principal place of business at 1114 Avenue of the Americas, 29th Floor, New York, New York 10036 and Titan Software Systems Corporation ("Prime Contractor"), with its principal place of business at 1900 Campus Commons Drive, Suite 660, Reston, VA 20191.

     WHEREAS, Prime Contractor has entered into an Agreement to provide Assessment, Remediation and Testing of Year 2000 Applications for the Government of the District of Columbia, Office of Chief Technology (herein referred to as "Client") as is identified in the Statement of Work, and

     WHEREAS, Prime Contractor wishes to engage Subcontractor as an independent subcontractor to perform select services on behalf of Prime Contractor for the Client; and

     WHEREAS, Subcontractor wishes to perform such services as an independent subcontractor to Prime Contractor,

     THEREFORE, in consideration of the mutual promises contained herein, Prime Contractor and Subcontractor agree as follows:

ARTICLE 1 - SERVICES TO BE PERFORMED

     1.1 Prime Contractor hereby retains Subcontractor to perform information technology services for Prime Contractor or its Client as set forth in the Statement of Work attached hereto and any Statement of Work that may be signed by both parties at any time in the future prior to the termination of this Agreement, utilizing the Subcontractor Consultant(s) specified in such Statement of Work. Subcontractor may not subcontract the services it is to perform pursuant to this Agreement without prior approval of the Prime Contractor.

     1.2 The information technology services, as set forth in this Agreement shall be performed during the period 23 March 1999 through 30 November 1999. Any extensions hereto shall be agreed to, in writing, by both parties.

ARTICLE 2 - COMPENSATION TO SUBCONTRACTOR

     2.1 In consideration for the software services rendered by Subcontractor hereunder, Prime Contractor shall pay to Subcontractor the rates set forth below:

           2.1.1 Renovate and test IBM/MVS based on COBOL, Easytrieve, Focus and MicroFocus COBOL programs at [...***...] per line of code.

           2.1.2 Test Only IBM/MVS Mainframe based COBOL, Easytrieve, Focus and MicroFocus COBOL programs at [...***...] per line of code.


                    *CONFIDENTIAL TREATMENT REQUESTED

SUBCONTRACT NO. TSS-006-G060-99
TITAN/CAP GEMINI

           2.1.3 The subcontract value is for a fixed price amount of [...***...]. In the event that Prime Contractor requires additional work from Subcontractor, the parties shall handle through the bilateral execution of additional Task Orders (as defined below). A Task Order is a specific assignment for Subcontractor to provide Prime Contractor work under a general Statement of Work.

     2.2 Prime Contractor will pay fees to Subcontractor in accordance with the milestone payment schedule set forth in Appendix 4 of the Statement of Work. Appendix 4 will be included in a modification to the subcontract upon Client approval. Prime Contractor shall pay Subcontractor net 5 working days from receipt of payment from Client. Subcontractor shall provide Line of Code statistics for billing and tracking purposes.

     2.3 It is agreed that all expenses related to travel and temporary living shall be the sole responsibility of the Subcontractor and is included in the prices as set forth below.

     2.4 Subcontractor shall maintain complete and accurate accounting records to support and document all charges. Such records shall be retained for a period of at least three (3) years following completion of the services. Prime Contractor (or an accounting organization retained by Prime Contractor) shall have access to such records, upon reasonable notice for purposes of audit during normal business hours, for so long as such records are required to be maintained.

ARTICLE 3 - PERFORMANCE AT WORK

     3.1 Subcontractor warrants that its Consultant shall perform the Services pursuant to the instruction of Prime Contractor. In the event of a breach of the foregoing warranty, CGA shall perform again the Services in respect of which the warranty has been breached to bring them into compliance with such warranty. Subcontractor Consultant shall follow Client's policies, if any, of which Subcontractor is given advance written notice, in order to avoid being disruptive of Client's personnel, systems, procedures and working environment. Any claim for breach of the warranty in this Section 3.1 must be made by notice to Subcontractor within two weeks of completion of the Services in respect of which the claim is made or said claim shall be deemed waived.

     3.2 The representations and warranties relating to Year 2000 services are set forth in Exhibit A to the applicable Statement of Work and shall govern with respect to services performed in connection with such Statement of Work.

     3.3 EXCEPT AS PROVIDED IN THIS ARTICLE 3 AND EXHIBIT A TO THE APPLICABLE STATEMENT OF WORK, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS AND GUARANTEES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, ORAL OR WRITTEN STATEMENTS OF SUBCONTRACTOR, ITS AGENTS OR SUBCONTRACTORS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) ARE HEREBY SUPERSEDED, EXCLUDED AND DISCLAIMED. WITHOUT LIMITING THE FOREGOING, SUBCONTRACTOR EXPRESSLY
DISCLAIMS ANY WARRANTY OR LIABILITY WITH RESPECT TO THE DESIGN OF OR LATENT DEFECTS OR WITH RESPECT TO THE YEAR 2000 CONTAINED IN THE SERVICES PERFORMED

                      *CONFIDENTIAL TREATMENT REQUESTED

SUBCONTRACT NO. TSS-006-G060-99
TITAN/CAP GEMINI

HEREUNDER. Prime Contractor acknowledges that it is a sophisticated party to this Agreement and recognizes and agrees that this Article 3 and Exhibit A to the applicable Statement of Work are an integral part of Subcontractor's pricing and an important factor in its willingness to perform Services hereunder.

     3.4 Prime Contractor will advise Subcontractor of any clauses or provisions in any Client contract between Prime Contractor and Client which are additional to or different from those herein and applicable to the services hereunder. Such clauses and provisions shall be included in the applicable Statement of Work. Subcontractor's exception to such clauses or provisions must be evidenced by specific written objection prior to acceptance of the Statement of Work.

ARTICLE 4 - CONFIDENTIAL INFORMATION

     4.1 Each party warrants that it will not disclose to the other or attempt to induce the other to use any confidential information to which that party is not entitled. Each party acknowledges that, by the very nature of the services performed by Subcontractor hereunder, the parties shall become aware of each other's trade secrets and confidential information, as well as trade secrets and confidential information of the Client. Each party agrees that all such information shall be used by the other only to accomplish the engagement and for no other purpose. The obligations of this Article 4 shall apply for a period of three years from the date of disclosure of the information at issue.

     4.2 Each party agrees that it shall instruct its personnel in no manner to reveal or disseminate such information to any third party. Each party agrees that such trade secrets and confidential information shall include all past, present and/or future plans, provisions, designs, forms, formats, procedures, tools, techniques, methods and other information relating to the technology, technical data, products, patents, copyrights, research and development programs, legal and marketing data and other technical and business information of the other party or of the Client and any other information designated in writing as confidential. Each party shall return all the confidential information of the other upon the earlier of (i) demand by the owner of the information, or (ii) the termination or expiration of the performance of services hereunder.

     4.3   The terms of this Article 4 shall not apply to information that is
(1) publicly available or becomes so in the future without restriction, (2) rightfully received by the receiving party from third parties and not accompanied by private obligations, (3) already in receiving party's possession and lawfully received from sources other than the disclosing party, (4) independently developed by receiving party, (5) approved for release or disclosure without restriction by the disclosing party's authorized representative in writing or (6) legally required to be disclosed, provided that the owner of the information is given prompt notice in order to seek a protective order.

ARTICLE 5 - WORK SUBJECT TO PRIME CONTRACTOR OWNERSHIP

     5.1 All materials, ideas, concepts, knowledge and techniques first developed during the performance of this Agreement in whole or in substantial part by Subcontractor or its employees shall belong to Prime Contractor or its designee, upon payment of all applicable invoices. Prime

                                      3



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SUBCONTRACT NO. TSS-006-GO60-99
TITAN/CAP GEMINI

Contractor or its designee shall own all Deliverables and all U.S. and international copyrights therein except to the extent the Deliverables consist of preexisting works, identified as such in a Statement of Work. Unless otherwise provided in a Statement of Work, all materials created in the course of performance of the services by or on behalf of Prime Contractor and used or incorporated in the preparation of a Deliverable shall be considered work made for hire owned by Prime Contractor or its designee. If any such works may not, by operation of law, be considered work made for hire (or if ownership of all right, title and interest of the copyrights therein shall not otherwise vest exclusively in Prime Contractor), Subcontractor agrees (upon payment of all applicable invoices) to assign, and hereby assigns, without further consideration, the ownership of all U.S. and international copyrights, registrations, and any other protection available in the foregoing.

     5.2 Upon payment of all applicable invoices, Subcontractor agrees to and hereby assigns to Prime Contractor, or its designees, royalties with all United States and foreign patent rights in and with respect thereto, and Subcontractor agrees, upon demand to execute or cause to be executed all appropriate patent applications securing United States and foreign patents all such inventions, improvements, or discoveries, and to do, execute and deliver any and all acts and instruments of assignments that may be necessary or proper to vest all such inventions, improvements or discoveries and patents thereon (both United States and foreign) in Prime Contractor or its nominee or designee, and to enable Prime Contractor or its designee to obtain all such letters patent, and that Subcontractor will render to Prime Contractor or its designee all such assistance as may be required in the preparation and prosecution or defense of all interferences which may be declared involving any of said patent applications or patents, but the expenses of all such assignments and patent applications, and all other proceedings referred to shall be borne by Prime Contractor.

ARTICLE 6 - TERM AND TERMINATION

     6.1  This Agreement shall be effective as of date first set forth above.

     6.2 The term of any Statement of Work shall be set forth therein and in no event shall it exceed the termination and/or expiration of the services to be performed for Client.

     6.3 This Agreement or Statement of Work may be terminated by either party, without notice, immediately upon the occurrence of any of the following events:

          i) the other party's material breach of any of its material obligations hereunder and failure to remedy such breach (if remediable) within a term of ten (10) calendar days from the date of written notice of the breach from the party exercising its rights to terminate;

          ii) any assignment by the other party for the benefit of its creditors, the inability of the other party to pay its debts as they fall due, the appointment of a receiver for or any execution levied upon all or substantially all of the other party's business or assets, or the filing of any petition for voluntary or


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SUBCONTRACT NO. TSS-006-GO60-99
TITAN/CAP GEMINI


               involuntary bankruptcy or similar proceeding by or against the other party; or

          iii) the other party's dissolution or liquidation.

     6.4 This Agreement may be terminated by either party at any time for any reason upon sixty (60) days' notice. Any individual Statement of Work under this Agreement may be terminated by either party at any time for any reason, in whole or in part, upon thirty (30) days' notice.

     6.5 The provisions of this Agreement shall survive the expiration or termination of this Agreement to the extent necessary to give effect to the intent and understanding of the parties.

ARTICLE 7 - HIRING OF EACH OTHER'S EMPLOYEES

     7.1 During the term of this Agreement and for 12 months thereafter, Prime Contractor and Subcontractor agree that neither shall, directly or indirectly, employ or offer employment to (or utilize as an independent contractor), any Prime Contractor employee or Subcontractor Consultant, as the case may be, who performed services in the preceding 12 months. Such prohibition shall only be effective during the 12 months following the termination of any such employee's employment with Prime Contractor or Subcontractor, as the case may be.

     7.2 During the term of this Agreement and for 12 months thereafter, Subcontractor shall not directly or indirectly, employ or offer employment to (or utilize as an independent contractor) any employee or former employee of Client of whom Subcontractor became aware in connection with performing its services hereunder. Such prohibition shall only be effective during the 12 months following the termination of any such employee's employment with Client.

ARTICLE 8 - INDEMNIFICATION

     8.1 Subcontractor agrees that it is an independent contractor acting on its own account. Subcontractor agrees that neither its Consultant or any of its personnel is an employee of Prime Contractor or its Client, or is entitled to any benefits provided or rights guaranteed by Prime Contractor or its Client, or by operation of law, to their respective employees, including but not limited to group insurance, liability insurance, disability insurance, paid vacation, sick leave or other leave, retirement plans, health plans, premium "overtime" pay, and the like. It is understood and agreed that Prime Contractor will make no deductions for fees paid to Subcontractor for any federal or state taxes of FICA, FUTA, SDI, SUI. Subcontractor agrees that it is its responsibility to make required FICA, FUTA, SDI, SUI, Income tax withholdings or other payments related to its Consultant and provide Worker's compensation coverage or to make premium overtime payments.

     8.2 Subcontractor shall indemnify and hold Prime Contractor and its Client harmless for any claims relating to Worker's Compensation, "over-time", tax liability, or working visa status with respect to Subcontractor Consultants.

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SUBCONTRACT NO. TSS-006-GO60-99
TITAN/CAP GEMINI

     8.3 Notwithstanding any contrary terms in any contract document, if Prime Contractor requests Subcontractor to perform work on software, Prime Contractor represents and warrants that it has the right to do so and agrees to protect, defend, hold harmless and indemnify Subcontractor from and against any and all claims, damages, liabilities, losses and expenses (including reasonable attorney's fees) asserted by a third party (including, without limitation, a licensor of that software) based on or arising out of alleged or actual infringement by Subcontractor of that third party's rights, but only to the extent that Subcontractor's work on that software was within the scope of a Statement of Work and this Agreement.

ARTICLE 9 - INSURANCE

     Subcontractor shall maintain commercial general liability insurance on an occurrence basis for claims for damages because of bodily injury (inclusive of death) and property damages caused by, or arising out of, acts or omissions of its employees, with Prime Contractor named as an additional insured. The minimum limits of such insurance shall be one million dollars ($1,000,000) per occurrence, one million dollars ($1,000,000) products and completed operations aggregate and one million dollars ($1,000,000) general aggregate. Subcontractor shall maintain Worker's Compensation and Employers' Liability and insurance which shall fully comply with the statutory requirements of all state laws as well as federal laws which may be applicable. Employers' Liability limit shall be $500,000 per accident for Bodily Injury and $500,000 per employee/aggregate for disease. Subcontractor shall maintain Business Automobile Liability Insurance covering all owned, hired and non-owned vehicles and equipment used by Subcontractor with a minimum combined single limit of liability of $1,000,000 for injury and/or death and/or property damage, with Prime Contractor named as an additional insured. A Certificate of such insurance shall be furnished to Prime Contractor promptly upon its request at any time after this Agreement becomes effective and until this Agreement and all Statements of Work issued hereunder have terminated. Subcontractor shall attach to the Certificate a copy of the binder that names Prime Contractor as an additional insured or a copy of the endorsement to the policies. In no event shall the insurance be canceled, or allowed to expire without renewal on similarly conforming terms, during such period without 30 days' prior written notice to Prime Contractor by Subcontractor or Subcontractor Insurer. Subcontractor shall also maintain Fidelity Bond coverage for the dishonest acts of its employees in a minimum amount of $1,000,000. Prime Contractor shall be named as "Loss Payee, As Its Interest May Appear" on this Fidelity Bond. All insurance policies required under this Article 10 shall be issued by an insurance company rated at least A by the A.M BEST GUIDE.

ARTICLE 10 -LIABILITY; CLOSURE

     10.1 In no event shall Subcontractor be liable, even if informed of their possibility, for any special, indirect, consequential, or punitive damages, foreseeable or unforeseeable, regardless of the form of action. Subcontractor's liability for damages, regardless of the form of action, shall in any event be limited to the aggregate amount paid by Prime Contractor to Subcontractor for the services performed by Subcontractor in respect of the relevant Statement of Work.

     10.2 Subcontractor's liability hereunder to Prime Contractor in respect of any loss or damage incurred by Client shall be reduced by any amount paid by Subcontractor to Client with


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SUBCONTRACT NO. TSS-006-GO60-99
TITAN/CAP GEMINI

Prime Contractor's prior written consent where such payment is made in respect of such loss or damage.

      10.3 Prime Contractor acknowledges and agrees that the conversion of software is accompanied by a risk of loss of data and agrees therefore to assume all responsibility for the back up of its own data. Prime Contractor agrees that Subcontractor shall not assume any risk of loss of Prime Contractor's data in any way, whether related to or resulting from the software conversion contemplated by the parties or any other handling of Prime Contractor's data or otherwise. Prime Contractor hereby releases Subcontractor from any liability for loss of Prime Contractor's data from any and all causes.

      10.4 No action, regardless of form, arising out of any Services may be brought by either party more than six months after the cause of action has occurred, except that an action of nonpayment for Services may be brought within two years after the date of last payment or date of last Services performed, whichever shall occur later.

ARTICLE 11 - GENERAL PROVISIONS

      11.1 This Agreement is a services agreement and the performance of any obligation hereunder may not be assigned, delegated or otherwise transferred by either party, provided that Prime Contractor may transfer this Agreement to any direct or indirect subsidiary of Cap Gemini, S.A.

      11.2 Client shall be a third party beneficiary to this Agreement with respect to the enforcement of Subcontractor's obligations under Article 4,
Section 7.2 and, where Client is Prime Contractor's designee, under Article 5.

      11.3 If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, the invalidity of such provision shall not affect the other provisions of this Agreement, and all provisions not affected by such invalidity shall remain in full force and effect.

      11.4 The waiver by either party of a breach or default in any of the provisions of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or other provisions; nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any breach or default by the other party.

      11.5 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements between the parties, whether written or oral, relating to the same subject matter. No modification, amendments or supplements to this Agreement shall be effective for any purpose unless in writing, signed by each party.

      11.6 Subcontractor, in compliance with its affirmative action programs, has agreed to include the following provisions in all agreements with its clients:


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SUBCONTRACT NO. TSS-006-GO60-99
TITAN/CAP GEMINI

            (a) Unless this Agreement is exempted by Rules and Regulations of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246, there is incorporated herein by reference paragraphs (1) through (7) of the contract clause set forth in Section 202 of Executive Order 11246.

            (b) Unless this Agreement is exempted by Rules and Regulations of the Secretary of Labor issued pursuant to Section 3 of Executive Order 11758, there is incorporated herein by reference Sections A through F (of the contract clause) set forth in 41 CFR 60-741.4 in compliance with Section 503 of the Rehabilitation Act of, 1973.

            (c) Unless this Agreement is exempted by Rules and Regulations of the Secretary of Labor issued in 41 CFR 60-250, there is incorporated herein by reference Sections A through M of the contract clause set forth in 41 CFR 60-250.4 in compliance with Section 2012 of the Vietnam Era Veterans Readjustment Assistance Act of 1974.

      11.7 Subcontractor, in compliance with Client's Local Small Disadvantaged Business Enterprise (LSDBE) Program, agrees to comply with the goal of 35% LSDBE participation.

ARTICLE 12 - ENFORCEMENT OF AGREEMENT

      12.1 This Agreement and any disputes arising out of or in connection with this Agreement, shall be governed by and construed in accordance with the laws of the State of California excluding its rules governing conflicts of laws. The Federal and State courts within the State of California shall have exclusive jurisdiction to adjudicate any disputes arising out of or in connection with this Agreement.

ARTICLE 13 - DELIVERY AND ACCEPTANCE

      13.1. DELIVERY GENERALLY. Subcontractor shall furnish to Prime Contractor the Deliverables, if any, described in the relevant Statement of Work in accordance with the terms of that Statement of Work in all material respects.

      13.2. EVALUATION AND ACCEPTANCE. Prime Contractor shall have the right to evaluate and test each Deliverable in accordance with the Applicable Acceptance criteria. Within five business days of delivery (or such shorter period as may be specified in the relevant Statement of Work), Prime Contractor shall give Subcontractor written notice (an "EVALUATION NOTICE") of Prime Contractor's Acceptance or rejection of the Deliverables in accordance with those Acceptance Criteria. Prime Contractor's failure to provide that Evaluation Notice within that time period shall be deemed to constitute Acceptance. In addition, notwithstanding anything to the contrary in the contract documents, operational use of the Deliverable by Prime Contractor shall be deemed to constitute Acceptance. In the case of any rejection, the Evaluation Notice shall state with specificity the reasons for Prime Contractor's determination. Once accepted, Prime Contractor may not thereafter reject any interim Deliverable, provided that Acceptance of a composite Deliverable may be conditioned upon the appropriate integration and operation of such previously accepted

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SUBCONTRACT NO. TSS-006-GO60-99
TITAN/CAP GEMINI

interim Deliverable into such composite Deliverable. With regard to Year 2000 services, Prime Contractor specifically acknowledges and agrees, however, that the DataMap is NOT such an interim Deliverable, and once Prime Contractor gives Subcontractor written notice of Prime Contractor's Acceptance of a DataMap, Prime Contractor may not thereafter reject that DataMap under any circumstances,

      13.3. CORRECTION OF ERRORS; CONSEQUENCES OF FAILURE. Subcontractor shall correct any actual Errors reasonably preventing final Acceptance that are contained in that Evaluation Notice, or obtain Prime Contractor's agreement on a plan to correct such Errors within a reasonable period of time after receipt of that Evaluation Notice. When Subcontractor has corrected the Errors, Prime Contractor will re-evaluate the portions of the Deliverable that contained the Errors and will decide whether to accept the corrections. Prime Contractor shall do this in the manner described in Section 13.2 (EVALUATION AND ACCEPTANCE) above, again using the Acceptance Criteria for that Deliverable. This process will continue until the Deliverable is Accepted. Subcontractor's failure to so correct those Errors or to obtain Prime Contractor's agreement on such a plan shall be grounds for termination by Prime Contractor of the Statement of Work or this Agreement in accordance with Article 6 (TERMINATION FOR CAUSE) above unless those Errors were caused in any respect by the failure of Prime Contractor to fulfill any of its obligations under the contract documents (including its failure to fulfill any applicable Assumptions). Prime Contractor shall not be permitted to reject any Deliverable upon any grounds not specifically stated in the Evaluation Notice.

ARTICLE 14 - SUBCONTRACTOR'S OWNERSHIP OF PROPRIETARY METHODOLOGIES, RIGHT TO USE CONCEPTS, ETC.

      14.1. SUBCONTRACTOR'S OWNERSHIP OF PROPRIETARY METHODOLOGIES, RIGHT TO USE CONCEPTS, ETC. Prime Contractor acknowledges that Subcontractor, in the normal conduct of its business, may use concepts or modifications of concepts developed while serving other customers. Prime Contractor acknowledges the benefit which may accrue to Prime Contractor, and Prime Contractor expressly and irrevocably permits Subcontractor to continue in perpetuity, and without payment of a royalty, this practice of using concepts developed while serving Prime Contractor and modifications of such concepts. The terms of this Section do not, however, affect the obligations of the Parties under Article 4 (CONFIDENTIALITY) above. Prime Contractor further acknowledges and agrees that Subcontractor has proprietary methodologies, techniques and tools which are valuable assets of Subcontractor and which (together with all enhancements and modifications) shall remain the sole and exclusive property of Subcontractor. Nothing in this Agreement shall grant to or confer upon Prime Contractor expressly or by implication any rights or license to such methodologies, techniques or tools, except for the express grant of rights under Section 14.2 (LICENSE TO USE CERTAIN SOFTWARE IN CERTAIN EVENTS) below.

      14.2. LICENSE TO USE CERTAIN SOFTWARE IN CERTAIN EVENTS. To the extent expressly set forth in Exhibit B (if such is provided) to the relevant Statement of Work, CGA grants to Prime Contractor such license rights to Subcontractor routines and/or tools as are set forth therein. Nothing herein shall be construed to require Subcontractor to grant any such license to the extent not otherwise expressly provided for in the applicable Exhibit B (if any) to such Statement of Work.

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SUBCONTRACT NO, TSS-006-GO60-99
TITAN/CAP GEMINI

ARTICLE 15 - HANDLING INCONSISTENCIES BETWEEN THIS AGREEMENT AND STATEMENTS OF WORK/ATTACHMENTS.

      If there is an inconsistency between the terms of this Agreement and the terms of a Statement of Work or Attachment (as set forth in Article 18 below), the terms of this Agreement control over the terms of that Statement of Work or Attachment(s).

ARTICLE 16 - NOTICES.

      Any notices required or permitted under the contract documents shall be in writing and deemed given as indicated when delivered (unless the applicable contract document requires otherwise) by any of the following methods: within three business days after being sent certified U.S. mail, return receipt requested, postage prepaid; upon receipt when sent by hand delivery; or within one business day after being sent by reputable overnight courier, charges prepaid. Notices shall be sent to the following addresses and to the attention of the following individuals (or to such other addresses or to the attention of such other individuals as a party may specify in such a notice to the other party):

In the case of Subcontractor:

Cap Gemini America LLC
111 Wood Avenue South
Iselin, NJ 08830
Attention: Jim Woodward
Telephone: 732-906-0400
Facsimile: 732-906-0969

with a required copy to:

Cap Gemini America LLC
1114 Avenue of the Americas
New York, NY 10036-7792
Attention: Office of General Counsel
Telephone: 212-944-6464
Facsimile: 212-944-8624

In the case of Prime Contractor:

The Titan Corporation
1900 Campus Commons Drive
Reston, VA 20191
Attention: Michael Walker
Telephone: (703)758-6509
Facsimile: (703)758-6542


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SUBCONTRACT NO- TSS-006-GO60-99
TITAN/CAP GEMINI

with a required copy to

Titan Software Systems Corporation
1900 Campus Commons Drive
Reston, VA 20191
Attention: Peggy A. Owens
Telephone: (703)785-5637
Facsimile: (703)758-6542

ARTICLE 17 - DEFINITIONS.

      The following capitalized terms shall have the following meanings in this
Agreement:

      "ACCEPTANCE" shall mean, with respect to each Deliverable, written or oral notification from Prime Contractor to Subcontractor, indicating that the Deliverable satisfies the Acceptance Criteria of the applicable Statement of Work. It shall also include deemed Acceptance as provided in this Agreement.

      "ACCEPTANCE CRITERIA" shall mean, with respect to a Deliverable, a document that defines the criteria for Acceptance of that Deliverable.

      "AGREEMENT" shall mean this Subcontractor Agreement - TSS-006-GO60-99 as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

      "ASSUMPTIONS" shall mean those terms and conditions which are under the control of Prime Contractor and affect the ability of Subcontractor to provide its services or deliver the Deliverables under the contract documents, as well as any other terms and conditions which are identified as Assumptions in the contract documents.

      "DELIVERABLES" shall mean any materials procured or prepared by Subcontractor and required to be delivered to Prime Contractor by virtue of their description or specification as a Deliverable in a Statement of Work. Deliverables shall include any CGA-created Deliverables but may also include materials which are not CGA-created Deliverables.

      "ERROR" shall mean any error, problem, or defect unrelated to any act or omission of Prime Contractor or any third party and resulting from (a) an incorrect functioning of code, or (b) an incorrect statement or diagram in documentation, in each case if that error, problem or defect renders the code inoperable, or causes the documentation to be inaccurate in any significant respect.

      "STATEMENT OF WORK" shall mean a document signed by an authorized representative of Prime Contractor and by an authorized representative of Subcontractor and delineating a portion of work to be done under this Agreement.

SUBCONTRACT NO. TSS-006-GO60-99
TITAN/CAP GEMINI

ARTICLE 18 - LIST OF ATTACHMENTS

      Attachment 1 - Titan/Cap Gemini Proposal dated 16 March 1999 Attachment 2 - Cap Gemini Statement of Work #1 dated 8 April 1999 Attachment 3 - Cap Gemini Memo of Understanding dated 17 March 1999

ARTICLE 19 - AMENDMENT TO ATTACHMENT 2 - TITAN/CAP GEMINI PROPOSAL DATED 16 MARCH 1999

      The following Sections of Attachment 2 - Titan/Cap Gemini Proposal dated 16 March 1999 shall not apply to Subcontractor or shall be modified as follows:

      (a) Any section which relates to services not to be performed by Subcontractor or not referenced in Subcontractor's Statement of Work #1 dated 8 April 1999 shall not apply.

      (b) Part II of Attachment 2 - Titan/Cap Gemini Proposal dated 16 March 1999 shall not apply to Subcontractor.

      (c) The terms "Customer" and "Client" shall mean the DC Government and the term "Contractor" shall mean Titan Software Systems Corporation.

      (d)   The provision Section 1.8.1 shall be modified to read as follows:
            "If, as a result of Contractor's gross negligence, Client or Client's employees suffer personal injury or real property damage...".

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized Representative.

TITAN SOFTWARE SYSTEMS CORPORATION        CAP GEMINI AMERICA LLC


By: /s/ Peggy A Owens                     By: /s/ James J. Woodward
   ------------------------------            -----------------------------

Name:  Peggy A. Owens                     Name: James J. Woodward
     ----------------------------              ----------------------------

Title: Business Manager                   Title: Senior Vice President
      ---------------------------               ---------------------------

STATEMENT OF WORK NUMBER # 6 FOR TITAN SOFTWARE SYSTEMS CORPORATION TO SUBCONTRACTING AGREEMENT - TSS-006-G060-99

This document and its attachments comprise Statement of Work Number # 06 (this "Statement of Work") under the Subcontract Agreement - TSS-006-G060-99 (the "Agreement") made as of the 28 day of July, 1999 by CAP GEMINI AMERICA LLC, a Delaware limited liability company ("Cap Gemini") and Titan Software Systems Corporation ("Titan" or "Client"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.

SCOPE OF WORK

Titan will utilize Cap Gemini's Renovation Only SERVICE offering to support its Year 2000 renovation efforts. Because the exact size of the Renovation Only inventory has yet to be defined, for the purpose of this Statement of Work, scope and schedules are shown as typical for a 1,000 COBOL program and 1,000,000 line of code project. Actual schedules will vary depending on the language mix and size of the Renovation Only inventory.

   ---------------------------------------------------------------------------
    Source Type                                       Elements  Lines of Code
   ---------------------------------------------------------------------------
    MVS OS/VS COBOL and VS COBOL II                     1,000
   ---------------------------------------------------------------------------
    Programs/Subprograms(1)
   ---------------------------------------------------------------------------
    PL/1 Programs/Subprograms(1)
   ---------------------------------------------------------------------------
    MicroFocus COBOL programs
   ---------------------------------------------------------------------------
    MVS Natural Programs
   ---------------------------------------------------------------------------
    Easytrieve Plus Programs
   ---------------------------------------------------------------------------
    Focus Programs
   ---------------------------------------------------------------------------
    Other Programs/Subprograms(1) (Specify Language)
   ---------------------------------------------------------------------------
    Related Copybooks(2)
   ---------------------------------------------------------------------------
    JCL(3)

    Note: If no number is specified here, it is
    assumed that the number of Batch Job Streams is
    no greater than the number of COBOL/PL/1 programs
    shown above.
   ---------------------------------------------------------------------------
   NOTE 1: For the purpose of Renovation, a program is defined as any separately compilable entity.
   NOTE 2: Only copybooks referenced by programs included in the Renovation Inventory will be processed; unless specified, it is assumed the number of copybooks is equal to the number of COBOL programs above, and that the average size is 200 lines of code.
   NOTE 3: Only JCL job streams which run programs included in the Renovation Inventory should be sent for processing.




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Cap Gemini Renovation Only Project                                 Page 3 of 21
Statement of Work # 6 for TITAN
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


the development of the Renovation Specification. The ARC must receive the missing inventory very early (by Tuesday) in week two (2). The ARC will scan the Renovation Inventory, review the results, and create the unconfirmed DataMaps.

Application programs can be coded in such a way that makes it very difficult or even impossible to uncover date fields using any manual or automated technique without possessing application specific knowledge or documentation. To maximize application renovation success, given the challenges of finding all dates, Cap Gemini:

         - Tracks discoverable date fields through their interaction with all other fields to uncover hidden date fields

         - Automates an integrated rapid analysis tool for technical domain analysis

         - Focuses and facilitates application domain analysis by providing a DataMap for TITAN Application Specialist review, customization, and specification signoff

Cap Gemini will send the unconfirmed DataMaps to TITAN for confirmation and augmentation of the ARC automated and technical domain discovery process. The DataMap provides a view into the application's use of data. It contains information about all records and parameters discovered through the ARCDRIVE-SM- toolset, repository and technical analysis.

TITAN will review and confirm the DataMap provided by Cap Gemini. The review and confirmation of this information allow TITAN to influence the entire renovation effort before the start of the renovation process. During DataMap confirmation, limited individual date fields may be designated for renovation using expansion to address IG-specific complexities such as a date in a key field. DataMap confirmation includes:

         -  Reviewing, modifying and confirming all date field classifications

         -  Reviewing, modifying and confirming all date field dispositions

         -  Identifying any date fields not included in the DataMap

The key deliverable from this phase is the Renovation Specification, which TITAN and Cap Gemini will create together. The Renovation Specification is a unique TransMillennium Services feature that allows TITAN to influence the specifics of its code renovation before any changes take place. The Renovation Specification consists of three parts:

         1. The renovation complexities (such as dates in key fields) and the selected resolution options
         2. The confirmed DataMap, which details the type and desired disposition for each date field in each record layout
         3. The Renovation Standards, which document the expected renovation results and which are included in Appendix 2 of this Statement of Work

The Renovation Specification will be the basis of all TITAN code renovation activities.


     RENOVATION PHASE

Cap Gemini will use its automated, ARCDRIVE technology to renovate TITAN's inventory using an interpretation strategy, and will return the following:

         - Renovated programs and copybooks based on the Renovation Specification, including internal line-of-code change records documenting the changes made to the programs and copybooks

         -  External change log

         -  Required Year 2000 called subroutines




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Statement of Work # 6 for TITAN
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


At the beginning of the second week of Renovation, TITAN may have to send an application-knowledgeable technical representative to the ARC (in Tarrytown, NY) to review the initial renovation of the code. In particular, this person will review the actual code implementation of the confirmed DataMap and the selected options for resolving complexities defined in the Renovation Specification. The TITAN representative may review other elements of the renovation to gain an understanding of the Renovation process and how that will influence the results TITAN will receive at the conclusion of the Renovation activities. The review is expected to last up to five (5) days. At TITAN's option, the TITAN representative may remain at the ARC and participate in the actual code renovation.

Cap Gemini will conduct a formal Code Turnover meeting with TITAN to turn over the renovated code and to review the Renovation results and Deliverables. At this meeting, which is typically scheduled for the Monday following completion of code renovation, TITAN will formally receive the renovated source code.

After the Code Turnover meeting, Cap Gemini will deliver and assist in the installation of its Year 2000 called subroutines (e.g., CGACVT) specifically invoked by the renovated code. Cap Gemini will grant to TITAN a non-exclusive, royalty-free license to use any called software routines. These routines are provided solely for TITAN's (in its capacity as a contractor to the Government of the District of Columbia) use and internal benefit in connection with code that Cap Gemini has renovated. These routines will be delivered in source code format.

     WARRANTY SUPPORT

During Warranty Support, Cap Gemini will be responsible for correcting code that TITAN identifies as not complying with the Renovation Specification and that TITAN has not changed without Cap Gemini's consent. Warranty Support will be available at no charge for 90 days following delivery of the renovated inventory.

Cap Gemini will provide telephone support for calls from the designated TITAN liaison during the Warranty Support period. Cap Gemini will provide on-site support during this period to correct issues that cannot be resolved via telephone support. TITAN will reimburse Cap Gemini for all travel and living expenses associated with any on-site Warranty Support.

Telephone support will be available from 8 a.m. to 7 p.m. ET, Monday through Friday. If TITAN subscribes to the optional dial-in access service, TITAN can submit problem reports electronically at any time (system maintenance periods excepted).




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Cap Gemini Renovation Only Project                                 Page 6 of 21
Statement of Work # 6 for TITAN
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


DELIVERABLES

  ----------------------------------------------------------------------------
               DELIVERABLES                          RESPONSIBILITY
                                               -------------------------------
     (X = LEADS       x = PARTICIPATES)          CAP GEMINI        TITAN
  ----------------------------------------------------------------------------
   SPECIFICATION PHASE

   -  Extraction Guidelines for Renovation           X
  ----------------------------------------------------------------------------
   -  Specification Workshop                         X               X
  ----------------------------------------------------------------------------
   -  Extracted Renovation Inventory                 X               X
  ----------------------------------------------------------------------------
   -  Unconfirmed DataMaps                           X
  ----------------------------------------------------------------------------
   -  DataMap Training                               X
  ----------------------------------------------------------------------------
   -  Renovation Specification:

      -  Renovation Complexities List                X
  ----------------------------------------------------------------------------
      -  Identified Renovation Complexities                          X
  ----------------------------------------------------------------------------
      -  Renovation Complexity Options               X
  ----------------------------------------------------------------------------
      -  Selected and Documented Renovation                          X
         Complexity Solutions
  ----------------------------------------------------------------------------
      -  Confirmed DataMap                                           X
  ----------------------------------------------------------------------------
      -  Renovation Standards                        X
  ----------------------------------------------------------------------------
   RENOVATION PHASE

   -  Updated Renovation Specification               x               X
  ----------------------------------------------------------------------------
   -  Renovated Programs and Copybooks with          X
      line-of-code comments regarding each
      change made, and any other renovated
      source components included in the
      Renovation Inventory
  ----------------------------------------------------------------------------
   -  External Change Log                            X
  ----------------------------------------------------------------------------
   -  Renovated Code Receipt                                         X
  ----------------------------------------------------------------------------
   -  Required Year 2000 Called Subroutine(s)        X
  ----------------------------------------------------------------------------
   WARRANTY SUPPORT

   -  Renovated Code Support                         X
  ----------------------------------------------------------------------------
   -  Final Check-Point Meeting                      X               x
  ----------------------------------------------------------------------------




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Cap Gemini Renovation Only Project                                 Page 7 of 21
Statement of Work # 6 for TITAN
                                                                         [logo]

SCHEDULE


--------------------------------------------------------------------------------------------------------------------------------
PLANNED SCHEDULE                         SPECIFICATION RENOVATION                          WARRANTY

---------------------------------------- ------------------------- -------------------------------------------------------------
ACTIVITY                       WEEK #      1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  21  22  23  24
---------------------------------------- ------------------------- -------------------------------------------------------------
Specification Workshop                     J
Complexity Identification List             C
Inventory Reconciliation                   T
Source Components Extracted                J
Renovation Complexities List Provided      C
Renovation Complexities Identified         T  T  T
Missing Inventory Identified                  C
Missing Inventory Resolved                    T
Complexity Solutions Selected                 T  T
DataMap Created                               C
DataMap Confirmed                                T
Renovation Specification Developed         J  J  J
Renovation Specification Signed-off              T
Renovation Specification Reviewed/               J
Refined at ARC
Source Components Renovated                         C  C  C
Install Required Year2000 Subroutines                        J
Review "?" Log Implement Findings                            J
Complete Require On-site Renovation                          C
Code Turnover                                                J
Install Required Year 2000 Subroutines                       J
Warranty Preiod                                                 C  C   C   C   C   C   C   C   C   C   C   C   C
---------------------------------------- ------------------------- -------------------------------------------------------------

                                                             -----------------
                                                              C     Cap Gemini
                                                             -----------------
                                                              J   Joint Effort
                                                             -----------------
                                                              T          TITAN
                                                             -----------------




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Cap Gemini Renovation Only                                         Page 8 of 21
Statement of Work # 6 for TITAN
                                                                         [logo]

ASSUMPTIONS

Cap Gemini's proposed price and schedule are based on the scope of work, assignment of responsibilities, deliverables and assumptions presented within this Statement of Work. It is important to understand the assumptions upon which Cap Gemini based its price. The assumptions enable Cap Gemini to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

If the scope of work, assignment of responsibilities, deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule, and/or Deliverables. If any of these do change, a Cap Gemini Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

         -   The technical approach to the renovation is Interpretation.

         - The program high, medium, low complexity mix is 1:1:1, as described in Appendix 3 of this Statement of Work.

         -   Screens and reports will not be changed.

         - The Renovation Inventory is in compile-ready format without pre-compilers and pre-processors, other than SQL or CICS.

         - The contents of the Renovation Inventory will not change after it is initially extracted and sent to Cap Gemini, except as modified through the missing inventory process.

         - Extracted source code and confirmed DataMaps are expected to be received according to the Schedule section of this Statement of Work. Late shipments or elements found by the ARC to be missing from the program logic that result in delays will be charged to TITAN as Project Impacts.

         - Renovation will be limited to date fields and date-related fields.

         - The renovation of TITAN's Renovation Inventory is based on the confirmed Renovation Specification.

         - TITAN will include whole applications, rather than selected pieces, in the Renovation Inventory to allow the ARCDRIVE toolset to detect hidden dates and resolve usage.

         - TITAN will have one correction cycle to resolve missing inventory according to the Schedule section of this Statement of Work. Cap Gemini will handle additional correction cycles as Project Impacts.

         - TITAN will complete the confirmation of DataMaps within five (5) days of DataMap receipt.

         - TITAN will provide sign-off of all deliverables within five (5) working days of receipt. After five (5) working days, deliverables will be deemed accepted by TITAN unless Cap Gemini is notified otherwise in writing.

         - Resolutions of issues not specified in the Renovation Specification that result in renovation errors are outside the scope of this Statement of Work.

         - This Statement of Work describes all the work to be performed and the deliverables to be provided. Work or deliverables not contained in this Statement of Work are considered out-of-scope and are excluded from this offering.

         - Cap Gemini's Year 2000 non-disclosure/confidentially agreement (document Z-1400) or the Consulting Agreement - TransMillennium-TM-Services must be signed before holding the Pre-Kickoff Meeting.


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Cap Gemini Renovation Only Project                                 Page 9 of 20
Statement of Work # 6 for TITAN
                                                                         [logo]

RESPONSIBILITIES

     CAP GEMINI RESPONSIBILITIES

Cap Gemini's responsibilities are documented in the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work.

     TITAN RESPONSIBILITIES

In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, TITAN will:

         - Designate a Project Executive and a liaison to participate as needed

         - Provide Subject Matter Experts (SMEs) knowledgeable of the applications, file structures, and data included in the Renovation Inventory to participate primarily in developing the Renovation Specification and confirming the DataMap

         - Provide adequate work space, laser printers (with at least 2M memory), telephones (including speakerphones and analog lines) and use of other office equipment for each Cap Gemini team member while on-site

         - Ensure the Renovation Inventory source represents production and can be compiled

         - Assist in the extract source elements, as identified in the Scope of Work section of this Statement of Work, according to the Extraction Guidelines provided by Cap Gemini

         - Submit the initial Renovation Inventory, in a single shipment, to the ARC per the Schedule section of this Statement of Work

         - Provide all information in an expedient manner to meet project schedules

         - Document any complexities that may have an impact on DataMap creation or the Renovation process in the Renovation Specification

         - Execute all validation, implementation and data conversion activities

         - Provide a single point of contact (liaison) for the Warranty Support period


COMPLETION CRITERIA

This Statement of Work will be complete when Cap Gemini has provided the items listed in the above section titled Deliverables for which it is responsible.


INVESTMENT SUMMARY

Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Cap Gemini will renovate Titan inventory for a fixed price of [...***...] per LOC. There will be Ninety (90) days of Warranty Support following the completion of 20XX testing.

The Agreement provides the terms and conditions underlying the services to be provided under this Statement of Work. This Statement of Work, and its terms and prices, are valid for six (6) weeks from the date on this Statement of Work. Cap Gemini has already started the activities associated with this SOW, and will continue according to the Workplan.


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Cap Gemini Renovation Only Project                                Page 10 of 20
Statement of Work # 6 for TITAN
                                                                         [Logo]
                   *CONFIDENTIAL TREATMENT REQUESTED

This Statement of Work, including the Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merge and supersede all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agrees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it expressly disclaims any reliance upon, any representation or statement not set forth herein or in the Agreement.

This Statement of Work may be executed in separate counterparts, which together shall constitute a single instrument.

To show their agreement to these terms, CGA and Client, acting through their Authorized Representatives, have signed and delivered this Statement of Work on the dates specified below.

   TITAN SOFTWARE SYSTEMS CORPORATION:     CAP GEMINI AMERICA LLC:


   Signature                               Signature
     /s/ Peggy A. Owens                      /s/ James J. Woodward
   -----------------------------------     ---------------------------------
   Name                                    James J. Woodward
     Peggy A. Owens
   -----------------------------------     ---------------------------------
   Title                                   Senior Vice President
     Business Manager
   -----------------------------------     ---------------------------------
   Date                                    Date
     19 August 1999
   -----------------------------------     ---------------------------------

    Titan Software Systems Corporation       1114 Avenue of Americas
    1900 Campus Commons Drive                29th Floor
    Suite 600                                New York, NY 10036
    Reston, VA 20191-1535                    212-944-6464





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Cap Gemini Renovation Only Project                                Page 11 of 20
Statement of Work # 6 for TITAN
                                                                         [logo]

EXHIBIT A


                     EXHIBIT A TO STATEMENT OF WORK 06 TO
                  SUBCONTRACTING AGREEMENT - TSS-006-G060-99
         REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES


RENOVATION ONLY SERVICES [MONEY BACK GUARANTEE]

CGA represents and warrants to Client that any source code change made by CGA as part of the Year 2000 Services shall be consistent with the DataMap specifications and renovation specifications. In the event of a breach of the foregoing warranty CGA shall correct the change so as to bring it into compliance with that warranty or, at Client's option, CGA shall provide
Client with a full money back refund with respect to the applicable Statement of Work for which such change relates, PROVIDED, HOWEVER, that such refund will only occur upon Client's permanently ceasing all use of, and returning to CGA all copies of, all of the Code that CGA has renovated for Client pursuant to such applicable Statement of Work. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 90 days of Client's receipt of the renovated Code from CGA or said claim shall be waived.

The services provided hereunder are dependent upon the information supplied by Client to CGA with regard to Client's Code, including without limitation Client's review of the DataMap. In light of this, and the changes which might be made by Client or any third party in any Code that CGA renovates or in Code that interacts with that Code, CGA provides the warranty set forth above for the time period set forth above and does not warrant that any Code will function without problems.

Client acknowledges and understands that CGA has notified Client that Code renovated by CGA pursuant to this SOW should be tested prior to being implemented into the Client's environment. Client recognizes that such testing is an important component of year 2000 services and is designed to reduce errors in the Code and to increase the likelihood that Code which needs to be renovated to address the Year 2000 problem has been identified and renovated. Client acknowledges that it will NOT be purchasing testing services from CGA; it is Client's responsibility to ensure an appropriate level of testing for its Code. In addition to any other disclaimer of warranty or limitation of liability otherwise contained in the Agreement or this Statement of Work, and without limiting the same, CLIENT RELEASES CGA, ITS PARENTS, SUBSIDIARIES, AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITY OF ANY NATURE WHATSOEVER RELATING TO THE TESTING OF (OR FAILURE TO TEST) SUCH CODE.

CAP GEMINI AMERICA LLC                  TITAN SOFTWARE SYSTEMS CORPORATION


By:  /s/ James J. Woodward              By:  /s/ Peggy A. Owens
   ------------------------------          -------------------------------
Name:  James J. Woodward                Name:  Peggy A. Owens
     ----------------------------            -----------------------------
Title:  Senior Vice President           Title:  Business Manager
      ---------------------------             ----------------------------
Date:                                   Date:   19 August 1999
     ----------------------------            -----------------------------




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Statement of Work # 6 for TITAN
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


EXHIBIT B

                 EXHIBIT B TO STATEMENT OF WORK 06 TO
              SUBCONTRACTING AGREEMENT - TSS-006-G060-99
               LICENSE RIGHTS TO CGADATE/CGACVT AND UDM


By this Exhibit B to the Consulting Agreement - TransMillenium-TM- Services dated ___________, 19__ (the "Agreement"), CGA hereby grants to Client a non-exclusive, royalty-free license to use for its own internal benefit in connection with the Code renovated by CGA pursuant to this Statement of Work and the Agreement, the software routines known as CGACVT and CGADATE (the "LICENSED ROUTINES") and the computer program known as the Universal Data Migrator ("UDM"). CGA shall deliver to Client the source code for the Licensed Routines and the object code for the UDM. Client shall ensure that use of the Licensed Routines and the UDM is made only by (i) Client's employees, (ii) individuals or entities which sell only the services of individuals with sufficient skills to work on Year 2000 service projects (subject to the execution of a non-disclosure agreement providing for the protection of the Licensed Routines and the UDM) which does not include, and Client shall not allow access to the Licensed Routines or the UDM by, any individual or entity that otherwise sells, markets or delivers Year 2000 services, or (iii) individuals or entities approved in advance in writing by CGA in its discretion. Client acknowledges and agrees that CGA has no obligation under this Agreement to provide support or updates to the Licensed Routines or the UDM. The Licensed Routines and the UDM shall constitute Private Information of CGA and shall be subject to the provisions of Article 8 (CONFIDENTIALITY) of the Agreement. In addition, Client shall keep the source code for the Licensed Routines in protected libraries in order to protect the proprietary nature of that software.

Client acknowledges and agrees that the making of any additions, changes or other modifications to the Licensed Routines or the UDM by anyone (other than by CGA's TransMillenium-TM- personnel within the scope of, and made as part of, the Year 2000 services provided under the Agreement and an express provision of a Statement of Work) SHALL VOID ANY REPRESENTATION OR WARRANTY OF CGA PURSUANT TO ARTICLE 9 OF THE AGREEMENT WITH REGARD TO THE LICENSED ROUTINES OR THE UDM AS WELL AS WITH REGARD TO RENOVATED SOFTWARE WHICH UTILIZES THAT LICENSED ROUTINE OR WITH REGARD TO SOFTWARE RENOVATED USING THE UDM.

CAP GEMINI AMERICA LLC             TITAN SOFTWARE SYSTEMS CORPORATION

By: /s/ James J. Woodward          By: /s/ Peggy A. Owens
   --------------------------         --------------------------
Name: James J. Woodward            Name: Peggy A. Owens
     ------------------------           ------------------------
Title: Senior Vice President       Title: Business Manager
       ----------------------             ----------------------
Date:                              Date:  19 August 1999
       ---------------------              ---------------------


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Cap Gemini Renovation Only Project                                Page 13 of 20
Statement of Work # 6 for TITAN
                                                              [CAP GEMINI LOGO]

APPENDIX 1: SOURCE EXTRACTION GUIDELINES

    - All source code should be compiled and linked in a staging environment prior to renovation extraction

    - TITAN is responsible for segregating, extracting, and shipping to the ARC all production source components during the Pre-Kickoff Week.

    - The source to be extracted should consist only of the renovation inventory listed in the scope section of this Statement of Work.

    - The source to be extracted should be segregated into one PDS library for programs and one for copybooks.

    - This segregation of source data should consist of the following libraries:

      1. COBOL source programs (MVS OS/VS COBOL and VS COBOL II)
      2. COBOL copybooks (including screen MAPs, DCLGENs, etc.)


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Cap Gemini System Renovation Project                              Page 14 of 21
Statement of Work # 2 for TITAN                     Version 1.3 - February 1998
                                                              [CAP GEMINI LOGO]

APPENDIX 2: RENOVATION STANDARDS

The Application Renovation Center (ARC) renovation process is carefully designed to transform programs according to the Renovation Specification with minimum disruption to the working logic of the program. This is to ensure the highest quality renovation and the lowest risk during testing. The renovation process may include data fields that are either expanded or interpreted (suppressed), which is determined by the Data Map.

This document describes the standard changes that will be made by the automated and manual renovation processes. Of course, there will be cases where additional analysis and manual code changes will be required. However, Cap Gemini will adhere to these standards whenever possible.

CHANGE CODING STANDARD

Any code to be changed will be commented out and retained in the program. All such comment lines will use a "*+" comment indicator, so that the commented code can easily be identified and later automatically removed. Changes by the Renovator will be identified as such. Any manual changes will include a comment line indicating the date and author of the changes. For example:

   Y2000+*+**   CGA/ARC: FIELD TEST-YY EXPANDED              Y2000+
   Y2000+*+          03   TEST-YY PIC 99.                    Y2000+
   Y2000C            03   TEST-YY PIC 9999.                  Y2000C

The Change Marker "Y2000+" is used for added lines and "Y2000C" for changed lines.
ARCDRIVE will insert a banner at the beginning of each renovated COBOL program:

Y2000+*+************************************************************** Y2000+
Y2000+*+ EDITED BY CGA/ARC RENOVATOR RENOALL V2.0a ON 1996-1-29 11:42 Y2000+ Y2000+*+************************************************************** Y2000+


MAINTAIN SAME DATA FORMAT

Wherever possible, all renovated fields should retain the same basic format as in the original code, except for an expanded area. For example:

      MMDDYY        becomes MMDDYYYY
      YYMMDD        becomes YYYYMMDD
      YYDDD COMP-3  becomes YYYYDDD COMP-3
      etc.

This is important to maintain the program logic that may depend on the format.

CENTURY ADDITION TO YEAR

For expanded dates, year fields will be expanded to include the century, either as a two-digit (19/20) or one digit (0/1) prefix. The century field will not be a separate field. For example:

          01 TEST-YY                       PIC 99

     will become

          01 TEST-YY                       PIC 9999.

This is necessary to support comparisons and calculations that may involve the expanded field. ARCDRIVE also supports the use of single digit century fields (0=1990, 1=2000).

DATA NAMES

There will be no change to the data names, even if the field contains "YY". This is necessary to preserve the references to the field throughout the program and in related programs.


EXISTING CENTURY FIELDS
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

Existing Century fields will be moved to become a redefinition of the first two digits of the expanded year fields. For example:

                   03 DATE14.
                        05  DATE14-CC      PIC XX.
                        05  DATE14-YY      PIC XX.
                        05  DATE14-MM      PIC XX.
                        05  DATE14-DD      PIC XX.

     will become:

Standard (A disposition)


                03  DATE 14.
     Y2000+*+** CGA/ARC A263: CENTURY DATE14-CC MOVED/REMOVED     Y2000+
           *+       05  DATE14-CC            PIC XX               Y2000C
     Y2000+*+** CGA/ARC A262: FIELD DATE14-YY EXPANDED            Y2000+
     Y2000+*+       05  DATE14-YY            PIC XX.              Y2000+
                    05  DATE14-YY            PIC XXXX.            Y2000C
     Y2000+         05  FILLER REDEFINES DATE14-YY.               Y2000+
     Y2000+             07 DATE14-CC                 PIC X(2).    Y2000+
     Y2000+             07 FILLER                    PIC X(2).    Y2000+
                    05  DATE14-MM            PIC XX.
                    05  DATE14-DD            PIC XX.

Z disposition

                03  DATE 14.
     Y2000+*+** CGA/ARC A263: CENTURY DATE14-CC MOVED/REMOVED     Y2000+
           *+       05  DATE14-CC            PIC XX               Y2000C
     Y2000+*+** CGA/ARC A262: FIELD DATE14-YY EXPANDED            Y2000+
     Y2000+*+       05  DATE14-YY            PIC XX.              Y2000+
                    05  DATE14-YY            PIC XXXX.            Y2000C
     Y2000+         05  FILLER REDEFINES DATE14-YY.               Y2000+
     Y2000+             07 DATE14-CC                 PIC X(2).    Y2000+
     Y2000+             07 FILLER                    PIC X(2).    Y2000+
                    05  DATE14-MM            PIC XX.
                    05  DATE14-DD            PIC XX.

This is necessary to support the use of the year as a single numeric field for comparisons and calculations. Of course, any manipulation of the century field will be flagged for manual review, since such logic is likely outdated.

NOTE: This also applies to an interpretation solution. The year must be expanded since there is a "de facto" expansion already in the program.


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

MOVES BETWEEN SUPPRESSED (INTERPRETED) AND EXPANDED FIELDS
A MOVE between a suppressed and expanded (or vice versa) field will generate a call to a CGA conversion routine that will insert or remove the century. For example:

*+** CGA/ARC: DATE FORMAT CONVERSION - 'SX'
  *+   MOVE CARD-DATE TO IW-CURRENT-DATE
       MOVE CARD-DATE TO CGACVT-SUP1
       MOVE 5 TO CGACVT-POS1
       CALL CGACVT USING CGACVT-EXPAND CGACVT-AREA
       MOVE CGACVT-EXP1 TO IW-CURRENT-DATE.

In the case of moving from an expanded field to a suppressed (interpreted) field, a COBOL move may be sufficient to remove the century by truncation. In this case, no CALL is required:

*+** CGA/ARC: DATE CONV BY TRUNCATION - 'XS'
     MOVE WS-DATE TO REPORT-DATE

ARCDRIVE also supports conversions between expanded or suppressed dates with those of a single-digit century.

If CALLS are required, a COPY CGACVTWS statement will be added at the end of WORKING-STORAGE to define any work fields.

COMPARISONS OR CALCULATIONS INVOLVING SUPPRESSED (INTERPRETED) FIELDS
When suppressed fields are involved in a comparison or calculation, they will first be expanded to temporary variables. The temporary variables will be used in the comparison or calculation. For example:

       *+** CGA/ARC: EXPRESSION EXPANDED
    *+     IF TEST-YY1 > TEST-YY2
               MOVE 0 TO CGACVT-POS1
               MOVE TEST-YY1 TO CGACVT-SUP1
               MOVE 0 TO CGACVT-POS2
               MOVE TEST-YY2 TO CGACVT-SUP2
               CALL CGACVT USING CGACVT-EXPAND CGACVT-AREA
               IF CGACVT-EXP1 > CGACVT-EXP2

This logic is essential to properly compare or calculate suppressed fields.

REFERENCES TO SYSTEM DATE
References in COBOL programs to the system date will be replaced by CALLs to a support routine that returns the system date in the same format, including the century. The calls are:

          ACCEPT FROM DAY     CALL CGADATE USING CGA-ADAY-d xxx
          ACCEPT FROM DATE    CALL CGADATE USING CGA-ADATE-d xxx
          MOVE CURRENT-DATE   CALL CGADATE USING CGA-CDATE-d xxx

Where "xxx" is the receiving variable and "d" is the receiving disposition ('S', 'X' or 'C'). These routines can also be adjusted to simulate an advanced system date without any special modification to the operating system. This is very useful in testing.

EXPANSION (ALIGNMENT) OF GROUP FIELDS AND INTERMEDIATE AREAS
When it is determined that a group field must be enlarged due to expanded fields, any field that the group is MOVED to or from will also be expanded. This is called "alignment".

If the group field is a redefinition of another area, the new area size will be the maximum of the two. If necessary, the redefined area may also be padded. If the lengths of the two redefined areas were the same before expansion, padding will be added to make the new lengths equal.

CORRECTION OF RECORD CONTAINS CLAUSE
If a file record has been expanded, the size of the new record in the RECORD CONTAINS clause is adjusted.

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

APPENDIX 3: PROGRAM COMPLEXITY LEVELS

The Complexity Level reflects the expected level of effort required to Renovate, Validate, and Implement a program. Complexity is based on the following criteria:

                              High                Medium                     Low
                        Meets One or More     Meets One or More
                        ----------------------------------------------------------------------
                         GREATER THAN 4,000    1,001 - 4,000       LESS THAN OR EQUAL TO 1,000
                        ----------------------------------------------------------------------
                         GREATER THAN 35           3 - 35          LESS THAN OR EQUAL TO 2
                        ----------------------------------------------------------------------
                         GREATER THAN 7            3 - 7           LESS THAN OR EQUAL TO 2
                        ----------------------------------------------------------------------
                         GREATER THAN 5            2 - 5           LESS THAN OR EQUAL TO 1
                        ----------------------------------------------------------------------

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

APPENDIX 4: KEY TERMS AND PHRASES

ARC- Cap Gemini's Application Renovation Center - A factory for high productivity, high quality scanning and renovation of SMARTscan programs.

CODE CHANGE STANDARDS - The standards used by the ARC to make the Year 2000 coding modifications in the COBOL program and copybooks.

RENOVATION SPECIFICATION - A deliverable that forms the basis for all code renovation activities. It allows TITAN to influence the specifics of code renovation. The Renovation Specification consists of three parts: the renovation complexities (such as dates in key fields) and the implementation options selected to resolve each; the confirmed DataMap, which details the type and disposition for each date field in each record layout; and the expected renovation results.

COMPLEXITY - An environmental situation at TITAN that cannot be positively discovered solely through clues available in program code. Knowledge and/or analysis by subject matter experts before code renovation allows for the proactive selection of a consistent implementation choice. For instance, a date in a data file key field may require that the field be expanded, or the use of a date field for logic switches such as 99/12/31 may mean this record never expires.

DATAMAP - A repository of field information for each file and program-to-program interface (parameters) that is used as the basis for renovation. It highlights the detected date fields, their type and disposition for the change of the century. This information is provided in an electronic and printed form. It can be very useful for identifying testing requirements as well as the basis or standard for renovation. The information contained in the DataMap must be used to renovate all components consistently (i.e., programs - all languages, copybooks, JCL, etc.)

PIR - (Project Impact Report) A Cap Gemini form used to record events that impact project targets, or which impact the project team's ability to achieve those targets. To document client approval of time, budget, and schedule changes associated with the impact.

PROGRAM - Any separately compilable entity.

UDM (Universal Data Migrator) - A Cap Gemini tool used to advance dates for testing, bridge files in production, audit date field formats.

ARCDRIVE - Cap Gemini's proprietary, rules-based artificial intelligence technology that detects and modifies problem dates consistently.

SMARTSCAN - Refers to the MVS OS/VS COBOL and MVS VS COBOL II source code renovated by the ARCDRIVE tool.


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

APPENDIX 5: OPTIONAL SERVICES

TITAN may want to consider adding several optional services as an integral part of this Renovation project. The popular service packages are identified below. They enhance the value that Cap Gemini can add to the performance of the overall project. The package information below includes the package title followed by the major elements or efforts included in that package. Additional information is available to further describe each of these services.

    1. Extraction Support Package
       - Resolve Inventory Versions
       - Compile Programs
       - Extract Source
    2. Advanced Renovation Package
       - Establish Electronic Link to ARC
       - Perform Extended Renovations: JCL, Sorts
    3. Additional Language Support Package
       - Perform ARCDRIVE-assisted Renovations
       - PL/1               - Focus
       - Easytrieve         - Natural
       - Telon
       - Perform Manual Renovations
       - Assembler          - RPG
       - etc.
    4. Universal Data Migrator-SM- (UDM-SM-) Package
       - Generate DataMap Extracts
       - Perform UDM Use Training on How to:
       - Establish Bridges
       - Expand Baseline
       - Advance Baseline
       - Convert Production Data
       - Install Bridges
       - Audit Date Formats
       - Provide UDM Assistance
    5. Testing Methodology Package
       - Testing Methodology Process
       - Testing Process Training
       - Validate Phase Training
       - Baseline Training
       - Outline 20XX Acceptance Process
       - Testing Environment Set-up Training
    6. Extended Testing Support Package
       - Establish Testing Environment
       - Compile and Run Baseline
       - Identify and Develop Solutions to Testing and Implementation
         Complexities
       - Provide 19XX Testing Assistance
       - Provide 20XX Testing Assistance
    7. Project Management Assistance Package
       - Planning and Scheduling Assistance
       - Identify and Develop Solutions to Testing and Implementation
         Complexities
       - Assist with Managing Project Team
       - Assist in Maintaining Schedule and Scope Control

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

       - Orient Project Team to Year 2000 Project Processes
    8. Resynchronization Package
       - Perform Configuration Management, including Resynchronization

    9. Full Service Package
       - Includes all above services, plus provide POST-TESTING Warranty (beyond renovation receipt)


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Statement of Work # 2 for TITAN                     Version 1.3 - February 1998
                                                              [CAP GEMINI LOGO]

[GRAPHIC]                               TRANSMILLENNIUM-TM-
                                            SERVICES

                                          Post-Test Scan
                                              Clean
                                            Management
                                            Statement
                                          of Work # 05
                                               for
                                              Titan

                                        THE SMART SOLUTION
                                 TO THE PROBLEM OF THE CENTURY-SM-




                                 GEMINI

                                 Dated:  June 17, 1999

TABLE OF CONTENTS

SCOPE OF WORK.............................................................3

ACTIVITIES................................................................3

    CLEAN MANAGEMENT INTERVAL PROCESSING..................................4

DELIVERABLES..............................................................6

SCHEDULE**................................................................7

ASSUMPTIONS...............................................................7

RESPONSIBILITIES..........................................................8

     CAP GEMINI RESPONSIBILITIES..........................................8
     TITAN RESPONSIBILITIES...............................................8

COMPLETION CRITERIA.......................................................9

INVESTMENT SUMMARY.......................................................10

EXHIBIT A................................................................12

STATEMENT OF WORK NUMBER #5 FOR TITAN SOFTWARE SYSTEMS CORPORATION TO SUBCONTRACTING AGREEMENT - TSS-006-G060-99

         This document and its attachments comprise Statement of Work Number #05 (this "Statement of Work") under the Subcontract Agreement - TSS-006-6060-99 (the "Agreement") made as of the 28 day of August, 1999 by CAP GEMINI AMERICA LLC, a Delaware limited liability company ("Cap Gemini") and Titan Software Systems Corporation ("Titan" or "Client"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.

SCOPE OF WORK

         Cap Gemini will perform Clean Management activities for Titan for the period May 15, 1999 through December 31, 1999. Cap Gemini will also provide Set-Up activities for TITAN as the first step in preparing TITAN for Clean Management. Cap Gemini will provide training and facilitated sessions to determine the scope and process for Clean Management at TITAN. Specifically, the Setup Activities will determine the Clean Management environment and procedures at Titan, as well as the base inventory covered under the Clean Management process.

         Cap Gemini will perform Clean Management using Cap Gemini Post-Test Scan processing with the base inventory as defined during the Set Up activities.

         Post-Test Scan consists of tools and services that aid in maintaining Year 2000 readiness by providing the following:

              - Executive Summary Report and code analysis messages
                identifying date logic and potential issues and related complexities in the source code.
              - An ISPF based message viewer, Message File Viewer (MFV) to allow
                Titan to display the code analysis messages in-stream with the source code. Cap Gemini will ensure that Titan has the most recent version of the Message File Viewer for all Clean Management cycles.

ACTIVITIES

         Cap Gemini will perform the Clean Management setup and interval processing activities defined below.

    CLEAN MANAGEMENT SET-UP

         During the Clean Management Setup Phase Cap Gemini will perform the activities defined below.

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

         TRAINING

         Cap Gemini will provide training on the Clean Management process including the following topics:

         - Renovation Standards
         - Extraction processes
         - Principles of Clean Management

         INVENTORY DEFINITION

         Working with TITAN, Cap Gemini will define the inventory to be part of the Clean Management process. As part of the inventory definition, the status of each program of the inventory is also defined.

         STRATEGY DEVELOPMENT

         Cap Gemini will conduct a series of facilitated strategy sessions with TITAN to determine the overall Clean Management activities including source code maintenance, validation/test strategies, and tools to be part of the Clean Management process
              - Review status of any current QUICKchecks and renovations
              - Review the current process for source code control at TITAN
              - Review current maintenance and development activities
              - Review production implementation procedures

         ESTABLISH THE CLEAN MANAGEMENT ENVIRONMENT

         Cap Gemini will define initial procedures based on the information provided in the facilitated strategy sessions. These procedures will be the basis for the Clean Management environment at TITAN.

         REPORT PREPARATION AND PRESENTATION

         Cap Gemini will prepare and present a formal Strategy and Findings report defining the Clean Management process for TITAN. The report will include the following:
              - Inventory to be included in the Clean Management process
              - Timing for Clean Management activities at TITAN
              - Tool requirements
              - Overall process for TITAN including assumptions and scope
              - Responsibilities for TITAN and Cap Gemini

    CLEAN MANAGEMENT INTERVAL PROCESSING
         For each interval of Clean Management processing as defined in the Set Up Findings Report, Cap Gemini will perform the following tasks:
              - Identify the programs changed since the last Clean Management review
              - Extract the changed programs

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

              - Perform Post-Test Scan processing on the changed programs.
                Programs in the base inventory that utilize changed Copybooks will also be processed.
              - After receiving the extracted source, the ARC will scan the source and produce the Message Files and Executive Summary report. Within one (1) week of receiving the extracted source, the ARC will return the Message Files to Titan in electronic format and provide a hard copy of the Executive Summary Report Deliverables.
              - In the event that the number of changed programs exceeds five hundred (500), the ARC will return the Message Files to Titan in electronic format and provide a hard copy of the Executive Summary Report Deliverables within two (2) weeks of receiving the extracted source.

HELP DESK ASSISTANCE

         Cap Gemini will provide Help Desk assistance to Titan during the period when Cap Gemini is providing Clean Management services from March 15, 1999 through December 31, 1999. Help Desk assistance will terminate 30 days after the last Clean Management Interval processing. This assistance will be limited to telephone support and will be available Monday through Friday from 8:00 AM until 8:00 PM Eastern Time.

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DELIVERABLES

         The deliverables to be created and made available to Titan under this Statement of Work are limited to the following:

-------------------------------------------------------------------
                                                  RESPONSIBILITY
            DELIVERABLES                       --------------------
   (X = LEADS    x = PARTICIPATES)             CAP GEMINI     TITAN
-------------------------------------------------------------------
CLEAN MANAGEMENT SETUP
-------------------------------------------------------------------
- Clean Management Training                        X            x
-------------------------------------------------------------------
- Facilitated Sessions                             X            x
-------------------------------------------------------------------
- Initial Clean Management procedures              X
-------------------------------------------------------------------
- Strategy and Findings Presentation               X            x
-------------------------------------------------------------------
CLEAN MANAGEMENT INTERVAL PROCESSING
-------------------------------------------------------------------
- Identification of changed programs               X            x
-------------------------------------------------------------------
- Extraction of changed programs                   X            x
-------------------------------------------------------------------
- Generated Message Files, Cross Reference         X
  Files, and Executive Summary
-------------------------------------------------------------------
- Strategy/Next Steps                              X            x
-------------------------------------------------------------------
ONGOING
-------------------------------------------------------------------
- Help Desk Assistance                             X            x
-------------------------------------------------------------------

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                                                              [CAP GEMINI LOGO]

SCHEDULE**

----------------------------------------------------------------------------
PLANNED SCHEDULE                                    SETUP
----------------------------------------------------------------------------
ACTIVITY                               WEEK #       1    2    3    4    5
----------------------------------------------------------------------------
CLEAN MANAGEMENT SETUP
----------------------------------------------------------------------------
Kickoff Meeting                                     J
----------------------------------------------------------------------------
Clean Management Training                           J
----------------------------------------------------------------------------
Inventory Identification                            J
----------------------------------------------------------------------------
Facilitated Strategy Sessions                       J    J
----------------------------------------------------------------------------
Prepare initial Clean Management                         C
procedures
----------------------------------------------------------------------------
Prepare Strategy and Findings                            C
Presentation
----------------------------------------------------------------------------
Present Findings Report                                  J
----------------------------------------------------------------------------
CLEAN MANAGEMENT INTERVAL
PROCESSING
----------------------------------------------------------------------------
Identification of changed programs                            J
----------------------------------------------------------------------------
Inventory Extraction and Shipment                             J
(Changed programs only)
----------------------------------------------------------------------------
Receipt of Extracted Source                                        C
----------------------------------------------------------------------------
Base inventory deliverables (Message                               C
files, Cross Reference File, Executive
Summary)
----------------------------------------------------------------------------
Prepare Findings Presentation                                      C
----------------------------------------------------------------------------
Prepare Findings Report                                                 J
----------------------------------------------------------------------------
Help Desk Assistance                                          C    C    C
----------------------------------------------------------------------------

*For less than 500 programs, the processing time is 1 week. For greater than 500 programs the processing time is 2 weeks.

C = CAP GEMINI         J = JOINT EFFORT


ASSUMPTIONS

         Cap Gemini's fixed price and schedule are based on the scope of work, assignment of responsibilities, deliverables and assumptions presented in this Statement of Work. It is important to understand the assumptions upon which Cap Gemini based its price. The assumptions enable Cap Gemini to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

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

         If the scope of work, assignment of responsibilities, deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule and/or deliverables. If any of these do change, a Cap Gemini Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

         For this Statement of Work, the assumptions include the following:

         - For the code to be processed via the Clean Management process, the following assumptions apply:

           - Titan has already renovated the identified source or believes it to be Year 2000 ready

           - The source to be processed is MVS OS/VS COBOL, VS COBOL II, and/or MVS PL/1

           - No pre-compilers are used

           - All missing inventory was resolved during the setup phase. There will be no missing inventory processing during the periodic clean management reviews.

         - This Statement of Work describes all the work to be performed and the deliverables that will be provided. Work or deliverables not contained in this Statement of Work are considered out-of-scope and are excluded from this offering.

         - Cap Gemini's Year 2000 non-disclosure/confidentiality agreement (document Z-1400) or the Consulting Agreement - TransMillenium-TM-Services must be signed before holding the Pre-Kickoff Meeting by Titan and its third-party vendors who will be working on this project.

RESPONSIBILITIES

    CAP GEMINI RESPONSIBILITIES

         Cap Gemini's responsibilities are documented in the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work.

    TITAN RESPONSIBILITIES

         In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Titan will:

         - Appoint a full-time Project Manager
         - Provide all necessary system support staff
         - Provide adequate work space, laser printers (with at least 2M memory), telephones (including speakerphones and analog lines), and use of other office equipment for each Cap Gemini team member while on-site


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

         - Provide system access (logons, passwords) with a response time of no more than two (2) seconds. Provide documentation for the source to be part of the Clean Management Inventory.

COMPLETION CRITERIA

         This Statement of Work will be complete when Cap Gemini has provided the items listed in the above section titled Deliverables for which it is responsible.


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

INVESTMENT SUMMARY

         Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Cap Gemini will perform Clean Management setup and interval processing activities for a fixed price of [...***...] for each line-of-code scanned during the Clean Management interval processing.

         All out-of-scope work or variances to Cap Gemini's estimating assumptions that require additional work or result in project delays will be presented to Titan in the form of a Project Impact Report for approval or acknowledgment.

         In addition, Titan will pay travel and living expenses for Cap Gemini on-site project team members during the life of the project. These expenses will be billed at cost and invoiced bi-weekly throughout the term of the engagement. Cap Gemini will make every effort to minimize these expenses. Cap Gemini will adhere to the corporate policies of Titan with respect to all expenses.

         This Statement of Work constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merges and supersedes all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agrees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it expressly disclaims any reliance upon, any representation or statement not set forth herein or in the Agreement.

         This Statement of Work may be executed in separate counterparts, which together shall constitute a single instrument. The parties hereto have caused this Statement of Work to be executed by their respective duly Authorized Representatives.

         TITAN SOFTWARE SYSTEMS              CAP GEMINI AMERICA LLC:
         CORPORATION:

         Signature                           Signature
         By /s/ Peggy A. Owens               By /s/ James J. Woodward
         ---------------------------------   ---------------------------------
         Name                                James J. Woodward
         Peggy A. Owens
         ---------------------------------   ---------------------------------
         Title                               Senior Vice President
         Business Manager
         ---------------------------------   ---------------------------------
         Date                                Date
         19 August 1999
         ---------------------------------   ---------------------------------
         Titan Software Systems Corporation  1114 Avenue of the Americas
         1900 Campus Commons Drive           29th Floor
         Suite 600                           New York, NY 10036
         Reston, VA 20191-1535               212-944-6464


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                      *CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

                    EXHIBIT A TO STATEMENT OF WORK 05 TO
                 SUBCONTRACTING AGREEMENT - TSS-006-G060-99
        REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

In connection with Year 2000 Clean Management Services, CGA represents and warrants that it will provide the professional service resources set forth in the Statement of Work to perform such services pursuant to Client's direction, and that the individuals provided by CGA to perform such services will be qualified to perform the services that the Statement of Work contemplates they are to provide.

In the event of a breach of the foregoing warranty, Client's sole remedy shall be for CGA to perform again the services in respect of which the foregoing has been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 30 days of the performance of the services in respect of which the claim is made or said claim shall be waived.

The CGA resources providing services under the Statement of Work will work alongside Client's personnel and/or, at Client's direction, third party personnel.






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                                                                         [logo]

THE SERVICES PROVIDED HEREUNDER ARE DEPENDENT UPON THE INFORMATION SUPPLIED BY CLIENT TO CGA WITH REGARD TO CLIENT'S YEAR 2000 PROJECT PRACTICES. IN LIGHT OF THIS, CGA PROVIDES THE WARRANTY SET FORTH ABOVE. WITHOUT LIMITING THE FOREGOING, CLIENT RECOGNIZES THAT CGA SPECIFICALLY DOES NOT WARRANT THAT, IN PERFORMING YEAR 2000 CLEAN MANAGEMENT SET-UP, IT WILL IDENTIFY ALL RISKS OR EXPOSURES IN THE YEAR 2000 PLAN, OR PROVIDE A COMPREHENSIVE LIST OF RECOMMENDATIONS. THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND CGA DOES NOT WARRANT ANY PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN SUCH EFFORT. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT CGA DOES NOT WARRANT THAT THE CLEAN MANAGEMENT SET-UP WILL BE A COMPLETE SET-UP.


   TITAN SOFTWARE SYSTEMS                   CAP GEMINI AMERICA LLC:
   CORPORATION
   Signature                                Signature
   By  Peggy A. Owens                       By  James J. Woodward
   -----------------------------------      ----------------------------------
   Name  Peggy A. Owens                     James J. Woodward
   -----------------------------------      ----------------------------------
   Title  Business Manager                  Senior Vice President
   -----------------------------------      ----------------------------------
   Date   19 August 1999                    Date
   -----------------------------------      ----------------------------------

    Titan Software Systems Corporation       1114 Avenue of the Americas
    1900 Campus Commons Drive                29th Floor
    Suite 600                                New York, NY 10036
    Reston, VA 20191-1535                    212-944-6464





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Cap Gemini Clean Management                                       Page 13 of 16
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


EXHIBIT B - SOFTWARE LICENSE

                EXHIBIT B TO STATEMENT OF WORK NUMBER 05 TO
                SUBCONTRACTING AGREEMENT - TSS-006-G060-99
                  LICENSE RIGHTS TO MESSAGE FILE VIEWER

By this Exhibit B to Statement of Work Number 05 to the Subcontracting Agreement - TSS-006-G060-99 dated _________, 19__ (the "Agreement"), CGA hereby grants to Client a non-exclusive, royalty-free license to use in a non-production environment for Client's own internal benefit in connection with reviewing the message file generated by CGA as a result of processing Client Code pursuant to this Statement of Work and the Agreement, the computer software known as Message File Viewer (the "MFV"). CGA shall deliver to Client the source code for the MFV. Client shall ensure that use of the MFV is made only by (i) Client's employees, (ii) individuals or entities which sell only the services of individuals with sufficient skills to work on Year 2000 service projects (subject to the execution of a non-disclosure agreement providing for the protection of the MFV) which does not include, and Client shall not allow access to the MFV by, any individual or entity that otherwise sells, markets or delivers Year 2000 services, or (iii) individuals or entities approved in advance in writing by CGA in its discretion. Client acknowledges and agrees that CGA has no obligation under this Agreement to provide support or updates to the MFV. The MFV shall constitute Private Information of CGA and shall be subject to the provisions of Article 8 (CONFIDENTIALITY) of the Agreement. In addition, Client shall keep the source code for the MFV in protected libraries to protect the proprietary nature of that software. Without limiting the foregoing, Client may not modify, translate, disassemble or decompile the software or any copy, in whole or in part.




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


The Parties agree that MFV shall not be deemed to constitute a product. Furthermore, Client acknowledges and agrees that the making of any additions, changes or other modifications to any of the MFV by anyone (other than by CGA's TransMillennium-TM- personnel within the scope of, and made as part of, the Year 2000 services provided under the Agreement and an express provision of a Statement of Work) SHALL VOID ANY REPRESENTATION OR WARRANTY OF CGA
WITH REGARD TO THE MFV.


   TITAN SOFTWARE SYSTEMS                 CAP GEMINI AMERICA LLC:
   CORPORATION:
   Signature                              Signature
     Peggy A. Owens                         James J. Woodward
   -----------------------------------    ----------------------------------
   Name                                   James J. Woodward
     Peggy A. Owens
   -----------------------------------    ----------------------------------
   Title                                  Senior Vice President
     Business Manager
   -----------------------------------    ----------------------------------
   Date                                   Date
     19 August 1999
   -----------------------------------    ----------------------------------

    Titan Software Systems Corporation     1114 Avenue of Americas
    1900 Campus Commons Drive              29th Floor
    Suite 600                              New York, NY 10036
    Reston, VA 20191-1535                  212-944-6464





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Cap Gemini Clean Management                                       Page 15 of 16
Statement of Work #05 for Titan
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


TABLE OF CONTENTS

SCOPE OF WORK...............................................................3

ACTIVITIES..................................................................5

  PRE-RENOVATION SCANNING PREPARATION.......................................5
  PRE-RENOVATION SCANNING PROCESSING........................................5
  HELP DESK ASSISTANCE......................................................6

DELIVERABLES................................................................6

SCHEDULE....................................................................7

ASSUMPTIONS.................................................................8

RESPONSIBILITIES............................................................8

  CAP GEMINI RESPONSIBILITIES...............................................8
  TITAN RESPONSIBILITIES....................................................9

COMPLETION CRITERIA.........................................................9

INVESTMENT SUMMARY..........................................................9

EXHIBIT A-REPRESENTATIONS AND WARRANTIES...................................11

EXHIBIT B-SOFTWARE LICENSE.................................................13

APPENDIX 1: GENERAL SOURCE EXTRACTION GUIDELINES...........................15

STATEMENT OF WORK NUMBER # 04 FOR TITAN SOFTWARE SYSTEMS CORPORATION TO SUBCONTRACTING AGREEMENT - TSS-006-G060-99

         This document and its attachments comprise Statement of Work Number # 04 (this "Statement of Work") under the Subcontract Agreement - TSS-006-G060-99 (the "Agreement") made as of the 28 day of July, 1999 by CAP GEMINI AMERICA LLC, a Delaware limited liability company ("Cap Gemini") and Titan Software Systems Corporation ("Titan" or "Client"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.

SCOPE OF WORK

         Titan will utilize Cap Gemini's Pre-Renovation Scanning offering to support its Year 2000 checking and testing efforts. Cap Gemini's TransMillennium Services will provide Smart Error Message Pre-Renovation Scanning tools and services for the source inventory listed in the table below.

         Pre-Renovation Scanning consists of tools and services that aid in Year 2000 checking and testing by providing the following:

         - An ISPF based message viewer to allow Titan to display the code analysis messages in-stream with the source code.
         - A DataMap repository that identifies the type and format of date related fields in all Input and Output data structures.
         - On-Site support and services to include tool training,, ARC coordination, Deliverable Presentation, and project management and administration.

         Because the exact size and number of Pre-Renovation Scans are yet to be defined, for the purpose of this Statement of Work, scope and schedules are shown as typical for a 1,000 COBOL program and 1,000,000 line of code project. Actual schedules will vary depending on the language mix and size of the Pre-Renovation Scanning requested.

         -----------------------------------------------------------------------------
         Source Type                                         Elements    Lines of Code
         -----------------------------------------------------------------------------
         MVS OS/VS COBOL and VS COBOL II                       1,000
         Programs/Subprograms(1)
         -----------------------------------------------------------------------------
         PL/1 Programs/Subprograms(1)
         -----------------------------------------------------------------------------
         MicroFocus COBOL Programs
         -----------------------------------------------------------------------------
         MVS Natural Programs
         -----------------------------------------------------------------------------
         Easytrieve Plus Programs
         -----------------------------------------------------------------------------
         Focus Programs
         -----------------------------------------------------------------------------
         Other Programs/Subprograms(1) (Specify Language)
         -----------------------------------------------------------------------------



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


     ------------------------------------------------------------------------
      Related Copybooks(2)
     ------------------------------------------------------------------------
      JCL(3)

      Note: If no number is specified here, it is
      assumed that the number of Batch Job Streams
      is no greater than the number of COBOL/PL/1
      programs shown above.
     ------------------------------------------------------------------------
     NOTE 1: For the purpose of Pre-Renovation Scanning, a program is defined as any separately compilable entity.
     NOTE 2: Only copybooks referenced by programs included in the Pre-Renovation Scanning Inventory will be processed; unless specified, it is assumed the number of copybooks is equal to the number of COBOL programs above, and that the average size is 200 lines of code.
     NOTE 3: Only JCL job streams which run programs included in the Pre-Renovation Scanning Inventory should be sent for processing.









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


ACTIVITIES

     PRE-RENOVATION SCANNING PREPARATION

         Two weeks before Titan's extraction of the Pre-Renovation Scanning source identified in the Scope of Work section, Cap Gemini will provide source extraction guidelines and assistance to Titan in the form of:

         -   Pre-Renovation Scanning Extraction Guide
         -   Help Desk Support

         By the end of the second business week following the receipt of the Pre-Renovation Scanning Extraction Guide, Titan will stage and extract the identified source according to the general source extraction guidelines summarized in Appendix 1 of this Statement of Work, and in the format specified in the Pre-Renovation Scanning Extraction Guide. Titan will send the extracted source to Cap Gemini's Application Renovation Center-SM- (ARC-SM-) for Pre-Renovation Scanning processing.

     PRE-RENOVATION SCANNING PROCESSING

         After receiving the extracted source, the ARC will scan the source and produce the Message File. Within three (3) weeks of receiving the extracted source, the ARC will return the Message File to Titan in electronic format.

         At the time the Message File is returned to Titan, Cap Gemini will provide one (1) person on-site for one business day to conduct the following training for up to 15 Titan personnel:

         -   Pre-Renovation Scanning Introduction
         -   Message File Viewer (MFV)
         -   Electronic Datamap (EDM)

         At the same time, Cap Gemini will deliver to Titan the following tools to be used in the Pre-Renovation Scanning process, which shall be licensed to Titan in accordance with the terms set forth in Exhibit B to this Statement of Work:

         -   Message File Viewer (MFV)
         -   Electronic Datamap (EDM)

         Titan will load the Message File into the Message File Viewer, and then can begin code walk-through using the messages as a guide.



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


     HELP DESK ASSISTANCE

         Cap Gemini will provide Help Desk assistance to Titan during the source extraction process and for 90 days from Titan's receipt of the Message File. This assistance will be limited to telephone support and will be available Monday through Friday from 8:00 AM until 8:00 PM Eastern Time.


DELIVERABLES

         The deliverables to be created and made available to Titan under this Statement of Work are limited to the following:

         ----------------------------------------------------------------------
                     DELIVERABLES                            RESPONSIBILITY
                                                      -------------------------
           (X = LEADS      x = PARTICIPATES)              CAP GEMINI     TITAN
         ----------------------------------------------------------------------
         -  Pre-Renovation Scanning Training                   X           x
               -  Pre-Renovation Scanning
                  Introduction
               -  Message File Viewer (MFV)
         ----------------------------------------------------------------------
         -  Cap Gemini Tools                                   X
               -  MFV
               -  EDM
         ----------------------------------------------------------------------
         -  Pre-Renovation Scanning Documentation              X
         ----------------------------------------------------------------------
         -  Extracted Source in ARC-Specified Format                       X
         ----------------------------------------------------------------------
         -  Generated Message File                             X
         ----------------------------------------------------------------------
         -  Message File Viewer Walk-Through                               X
         -  EDM Walk-Through
         ----------------------------------------------------------------------
         -  Help Desk Assistance                               X           x
         ----------------------------------------------------------------------



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

SCHEDULE

Extraction Help Desk Support                       C    C
Source Extraction and Shipment                          A
Receipt of Extracted Source                                  C

Message File Creation                                        C    C    C

Message File Delivery                                                       C

Pre-Renovation Scan Training                                                C
Delivery of Cap Gemini Tools and Documentation                              C

Pre-Renovation Scan Processing Start
- Message File Walk-Through                                                 A

Start of 90-Day Help Desk Assistance Period                                 C

C = CAP GEMINI    A = TITAN


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TransMillennium Pre-Renovation Scanning-TM-                        Page 7 of 15
Statement of Work # 04 for Titan
                                                                         [LOGO]

ASSUMPTIONS

         Cap Gemini's proposed price and schedule is based on the scope of work, assignment of responsibilities, deliverables, and assumptions presented in this Statement of Work. It is important to understand the assumptions upon which Cap Gemini based its price. The assumptions enable Cap Gemini to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

         If the scope of work, assignment of responsibilities (including the timeframe for completion of such responsibilities), deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule and/or deliverables. If any of these do change, a Cap Gemini Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

         - Cap Gemini's tools require that Titan's operating environment be MVS, and that workstations have either Windows 95 or Windows NT Version 4.0 or above operating system, with ISPF installed on Titan's mainframe.

         - Mainframe/PC Upload/Download software.

         - PKZIP or WinZip that support spanned multiple diskettes.

         - Titan has a pre-prepared software and hardware environment in order to immediately install the Pre-Renovation Scanning toolset during the first half-day of Pre-Renovation Scanning training.

         - The three (3) week ARC processing of the extracted source (scanning, Message File creation) begins when the ARC receives the COMPLETE extracted source with no missing inventory.

         - With the exception of training, ARCDRIVE processing of the extracted source, and Help Desk assistance, Titan performs all Pre-Renovation Scanning activities.

         - Titan will provide acknowledgement of the acceptance of all deliverables within five (5) working days of receipt. After five
           (5) working days, deliverables will be deemed accepted by Titan unless Cap Gemini is notified otherwise in writing. Acceptance criteria are limited solely to Titan's receipt of all deliverables specified in this Statement of Work for the Source Inventory specified in the Scope of Work section.

RESPONSIBILITIES

    CAP GEMINI RESPONSIBILITIES

         In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Cap Gemini will:

         - Provide user documentation to accompany the training sessions and in support of the Cap Gemini tools specified in the Activities section of the Statement of Work

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

         - Provide the warranty set forth in Exhibit A to this Statement of Work (in accordance with Section 9.3 of the Agreement) with respect to any activity or deliverables provided by Cap Gemini pursuant to this Statement of Work.

TITAN RESPONSIBILITIES

    In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Titan will:

         - Perform all source extraction activities according to the Pre-Renovation Scanning Extraction Guide provided by Cap Gemini.

         - Identify and make available the appropriate personnel to assist in software installation, if required.

         - Identify and make available the appropriate personnel to attend Pre-Renovation Scanning training, which will be conducted when the message file and viewer are delivered to Titan.

         - Perform all subsequent processing of the Message File provided by Cap Gemini, including but not limited to making any program code changes and testing of those changes.

COMPLETION CRITERIA

         This Statement of Work will be complete when Cap Gemini has provided the items listed in the above section titled Deliverables for which it is responsible.

INVESTMENT SUMMARY

         Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Cap Gemini will, as part of this Year 2000 testing project, provide Pre-Renovation Scanning tools, ARC services, and onsite services to Titan for the identified source for a fixed price of 12 cents per line of code. (ACTUAL PRICE WILL DEPEND ON SCOPE).

         - FIXED PRICE IS BASED ON A COST OF [...***...] PER LINE OF CODE. PRICE IS SUBJECT TO CHANGE BASED ON LINE OF CODE COUNT (I.E., ADDITIONAL LINES OF CODE FOR RELATED COPYBOOKS).

         All out-of-scope work or variances to Cap Gemini's estimating assumptions that require additional work or result in project delays will be presented to Titan in the form of a Project Impact Report for approval or acknowledgement.

         The Agreement provides the terms and conditions underlying the tools and services to be provided under this Statement of Work. This Statement of Work, and its terms and prices, are valid for six (6) weeks from the date on the Statement of Work. Cap Gemini will commence this engagement upon the execution by the parties of the Agreement, this Statement of Work, and Cap Gemini's non-disclosure agreement (Z-1400).


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TransMillennium Pre-Renovation Scanning-TM-                        Page 9 of 15
Statement of Work # 04 for Titan
                                                                         [LOGO]
                      *CONFIDENTIAL TREATMENT REQUESTED

        This Statement of Work, including the Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merge and supersede all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agrees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it expressly disclaims any reliance upon, any representation or statement not set forth herein or in the Agreement.

        This Statement of Work may be executed in separate counterparts, which together shall constitute a single instrument.

        The parties hereto have caused this Statement of Work to be executed by their respective duly Authorized Representatives.

        TITAN SOFTWARE SYSTEMS                 CAP GEMINI AMERICA LLC:
        CORPORATION:
        Signature                              Signature
        /s/ Peggy A. Owens                     /s/ James J. Woodward
        ----------------------------------     --------------------------------
        Name                                   James J. Woodward
        Peggy A. Owens
        ----------------------------------     --------------------------------
        Title                                  Senior Vice President
        Business Manager
        ----------------------------------     --------------------------------
        Date                                   Date
        19 August 1999
        ----------------------------------     --------------------------------

        Titan Software Systems Corporation     1114 Avenue of Americas
        1900 Campus Commons Drive              29th Floor
        Suite 600                              New York, NY 10036
        Reston, VA 20191-1535                  212-944-6464

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Statement of Work #04 for Titan
                                                              [CAP GEMINI LOGO]

EXHIBIT A--REPRESENTATIONS AND WARRANTIES

                        EXHIBIT A TO STATEMENT OF WORK 04 TO
                      SUBCONTRACTING AGREEMENT - TSS-006-G060-99
             REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

        PRE-RENOVATION SCANNING

        In connection with Year 2000 Pre-Renovation Scanning Services provided pursuant to the Statement of Work, CGA represents and warrants that CGA will scan all data which the Client sends to CGA (which has been extracted in accordance with the Extraction Guide) and that CGA will provide an Electronic DataMap based on this source data which will substantially conform to the description in the EDM Guide. In the event of a breach of the foregoing warranty, Client's sole remedy shall be for CGA to perform again the services in respect of which the foregoing has been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 90 days of Client's receipt of the Electronic DataMap from CGA or said claim shall be waived.

        Client recognizes that it is responsible for all information supplied to CGA with respect to Client's Code, including without limitation Client's review of the DataMap, if applicable. ACCORDINGLY, EXCEPT AS SET FORTH IN THE PRECEDING PARAGRAPH AND THE IMMEDIATELY FOLLOWING PARAGRAPH AND IN ARTICLE 9 OF THE AGREEMENT, CGA EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES. Without limiting the foregoing, Client recognizes that CGA specifically does not warrant that, in performing these services, CGA will identify all Client Code which may not properly handle dates during and after the Year 2000. THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND CGA DOES NOT WARRANT ANY PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN THE EFFORTS EXPENDED WITH RESPECT TO THE PARTICULAR STATEMENT OF WORK. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT CGA DOES NOT WARRANT THAT THE TESTING OF CLIENT'S CODE WILL BE COMPLETE OR MEET ANY PARTICULAR SERVICE LEVEL OR QUALITY.

        CGA further represents and warrants that the software licensed to Client by CGA pursuant to Exhibit B to the Statement of Work will function substantially in accordance with its documentation provided that such software has been used in accordance with operating instructions. CGA is not responsible for obsolescence of the software provided hereunder that may result from changes in Client's requirements. The foregoing warranty shall apply only to the most current version of the software at issue. CGA assumes no responsibility for the use of superseded, outdated, or uncorrected versions of the software.

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                                                              [CAP GEMINI LOGO]

        In the event of a breach of the foregoing warranty with respect to licensed software, CGA will use commercially reasonable efforts to correct the defect. In the event that such defect is not corrected, CGA will replace the software at no charge or, at CGA's option, CGA will refund the purchase price for such software. This paragraph sets forth Client's sole and exclusive remedy, and CGA's sole and exclusive liability, with respect to defective software. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 90 days of Client's receipt from CGA of the software at issue or said claim shall be waived.


        TITAN SOFTWARE SYSTEMS                     CAP GEMINI AMERICA LLC:
        CORPORATION:
        Signature                                  Signature
        /s/ Peggy A. Owens                         /s/ James J. Woodward
        -----------------------------              -----------------------------
        Name                                       James J. Woodward
        Peggy A. Owens
        -----------------------------              -----------------------------
        Title                                      Senior Vice President
        Business Manager
        -----------------------------              -----------------------------
        Date                                       Date
        19 August 1999
        -----------------------------              -----------------------------

        Titan Software Systems Corporation         1114 Avenue of Americas
        1900 Campus Commons Drive                  29th Floor
        Suite 600                                  New York, NY 10036
        Reston, VA 20191-1535                      212-944-6464


--------------------------------------------------------------------------------
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                                                              [CAP GEMINI LOGO]

EXHIBIT B - SOFTWARE LICENSE

                   EXHIBIT B TO STATEMENT OF WORK NUMBER 04 TO
                   SUBCONTRACTING AGREEMENT - TSS-006-G060-99
          LICENSE RIGHTS TO MESSAGE FILE VIEWER AND ELECTRONIC DATAMAP

By this Exhibit B to Statement of Work Number 04 to the Subcontracting Agreement - TSS-006-G060-99 dated _______, 19__ (the "Agreement"), CGA hereby grants to Client a non-exclusive, royalty-free license to use in a non-production environment for Client's own internal benefit in connection with reviewing the message file generated by CGA as a result of processing Client Code pursuant to this Statement of Work and the Agreement, the computer software known as Message File Viewer (the "MFV"). In addition, CGA hereby grants to Client a non-exclusive, royalty-free license to use in a non-production environment for Client's own internal benefit the software tool known as Electronic Data Mapper (the "EDM") in connection with validating Electronic DataMaps produced by CGA as a result of CGA's scanning of Client Code pursuant to this Statement of Work and the Agreement. This license permits the Client to install the EDM on one network server only. CGA shall deliver to Client the source code for the MFV and the object code for the EDM. Client shall ensure that use of the MFV and EDM is made only by (i) Client's employees, (ii) individuals or entities which sell only the services of individuals with sufficient skills to work on Year 2000 service projects (subject to the execution of a non-disclosure agreement providing for the protection of the MFV and the EDM) which does not include, and Client shall not allow access to the MFV or EDM by, any individual or entity that otherwise sells, markets or delivers Year 2000 services, or (iii) individuals or entities approved in advance in writing by CGA in its discretion. Client acknowledges and agrees that CGA has no obligation under this Agreement to provide support or updates to the MFV or the EDM. The MFV and EDM shall constitute Private Information of CGA and shall be subject to the provisions of Article 8 (CONFIDENTIALITY) of the Agreement. In addition, Client shall keep the source code for the MFV in protected libraries to protect the proprietary nature of that software. Without limiting the foregoing, Client may not modify, translate, disassemble or decompile the MFV software or EDM or any copy, in whole or in part.




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


The Parties agree that both the MFV and EDM shall not be deemed to constitute products. Furthermore, Client acknowledges and agrees that the making of any additions, changes or other modifications to any of the MFV or EDM by anyone (other than by CGA's TransMillennium-TM- personnel within the scope of, and made as part of, the Year 2000 services provided under the Agreement and an express provision of a Statement of Work) SHALL VOID ANY REPRESENTATION OR WARRANTY OF CGA WITH REGARD TO THE MFV OR EDM.



   TITAN SOFTWARE SYSTEMS                 CAP GEMINI AMERICA LLC:
   CORPORATION:
   Signature                              Signature
   /s/ Peggy A. Owens                     /s/ James J. Woodward
   -----------------------------------    ----------------------------------
   Name                                   James J. Woodward
     Peggy A. Owens
   -----------------------------------    ----------------------------------
   Title                                  Senior Vice President
     Business Manager
   -----------------------------------    ----------------------------------
   Date                                   Date
     19 August 1999
   -----------------------------------    ----------------------------------

    Titan Software Systems Corporation     1114 Avenue of Americas
    1900 Campus Commons Drive              29th Floor
    Suite 600                              New York, NY 10036
    Reston, VA 20191-1535                  212-944-6464



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


APPENDIX 1: GENERAL SOURCE EXTRACTION GUIDELINES

         The following specifies the general guidelines for extracting source code and associated components. Please refer to the Pre-Renovation Scanning Extraction Guide for detailed instructions.

         - Titan is responsible for segregating, extracting, and shipping to the ARC all production source components according to the schedule identified in the Statement of Work.

         - The source to be extracted should consist only of the Pre-Renovation Scanning inventory listed in the scope section of this Statement of Work.

         - The source to be extracted should be segregated into one PDS library for each program language, one for copybooks, and one for JCL.

         - This segregation of source data should consist of the following libraries:

             1.  COBOL programs (MVS OS/VS COBOL, VS COBOL II) and/or
             2.  PL/1 programs (PL/1) and/or
             3.  Other programs (separate libraries for each language)
             4.  Copybooks (including screen MAPs, DCLGENs, etc.)
             5.  JCL




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


TABLE OF CONTENTS

SCOPE OF WORK...............................................................1

ACTIVITIES..................................................................3

   PRE-TEST SCANNING PREPARATION............................................3
   PRE-TEST SCANNING PROCESSING.............................................3
   HELP DESK ASSISTANCE.....................................................4

DELIVERABLES................................................................5

SCHEDULE....................................................................6

ASSUMPTIONS.................................................................7

RESPONSIBILITIES............................................................7

   CAP GEMINI RESPONSIBILITIES..............................................7
   TITAN RESPONSIBILITIES...................................................8

COMPLETION CRITERIA.........................................................8

INVESTMENT SUMMARY..........................................................8

EXHIBIT A - REPRESENTATIONS AND WARRANTIES.................................10

EXHIBIT B..................................................................12

APPENDIX 1: GENERAL SOURCE EXTRACTION GUIDELINES...........................14

STATEMENT OF WORK NUMBER # 03 FOR TITAN SOFTWARE SYSTEMS CORPORATION TO SUBCONTRACTING AGREEMENT - TSS-006-G060-99

         This document and its attachments comprise Statement of Work Number # 03 (this "Statement of Work") under the Subcontract Agreement - TSS-006-G060-99 (the "Agreement") made as of the ___28___ day of ___July ___, 199_9_ by CAP GEMINI AMERICA LLC, a Delaware limited liability company ("Cap Gemini") and Titan Software Systems Corporation ("Titan" or "Client"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.


SCOPE OF WORK

         Titan will utilize Cap Gemini's Pre-Test Scanning offering to support its Year 2000 checking and testing efforts. Cap Gemini's TransMillennium Services will provide Smart Walk-Through Pre-Test Scanning tools and services for the source inventory listed in the table below.

         Pre-Test Scanning consists of tools and services that aid in Year 2000 checking and testing by providing the following:

         - Smart Analysis Report and code analysis messages identifying date logic and potential issues and related complexities in the source code. They can be used to facilitate a walk-through of Titan's in-house code.
         - An ISPF based message viewer to allow Titan to display the code analysis messages in-stream with the source code.
         - A DataMap repository that identifies the type and format of date related fields in all Input and Output data structures.
         - Electronic cross-reference information that will facilitate the selection of test data, such as program to dataset and program to copybook references.
         - On-Site support and services to include tool training,, ARC coordination, Deliverable Presentation, and project management and administration.

         Because the exact size and number of Pre-Test Scans are yet to be defined, for the purpose of this Statement of Work, scope and schedules are shown as typical for a 1,000 COBOL program and 1,000,000 line of code project. Actual schedules will vary depending on the language mix and size of the Pre-Test Scanning requested.

         -----------------------------------------------------------------------------
         Source Type                                         Elements    Lines of Code
         -----------------------------------------------------------------------------
         MVS OS/VS COBOL and VS COBOL II                       1,000
         Programs/Subprograms(1)
         -----------------------------------------------------------------------------
         PL/1 Programs/Subprograms(1)
         -----------------------------------------------------------------------------
         MicroFocus COBOL Programs
         -----------------------------------------------------------------------------




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TransMillennium Pre-Test Scanning-TM-                              Page 1 of 14
Statement of Work # 03 for Titan                    Version 1.1-September, 1998
                                                                         [Logo]



         -----------------------------------------------------------------------------
         MVS Natural Programs
         -----------------------------------------------------------------------------
         Easytrieve Plus Programs
         -----------------------------------------------------------------------------
         Focus Programs
         -----------------------------------------------------------------------------
         Other Programs/Subprograms(1) (Specify Language)
         -----------------------------------------------------------------------------
         Related Copybooks(2)
         -----------------------------------------------------------------------------
         JCL(3)

         Note: If no number is specified here, it is assumed
         that the number of Batch Job Streams is no greater
         than the number of COBOL/PL/1 programs shown above.
         -----------------------------------------------------------------------------

         NOTE 1: For the purpose of Pre-Test Scanning, a program is defined as any separately compilable entity.
         NOTE 2: Only copybooks referenced by programs included in the Pre-Test Scanning Inventory will be processed; unless specified, it is assumed the number of copybooks is equal to the number of COBOL programs above, and that the average size is 200 lines of code.
         NOTE 3: Only JCL job streams which run programs included in the Pre-Test Scanning Inventory should be sent for processing.




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TransMillennium Pre-Test Scanning-TM-                              Page 2 of 14
Statement of Work # 03 for Titan                    Version 1.1-September, 1998
                                                                         [Logo]

ACTIVITIES

     PRE-TEST SCANNING PREPARATION

          Two week before Titan's extraction of the Pre-Testing Scanning source identified in the Scope of Work section, Cap Gemini will provide source extraction guidelines and assistance to Titan in the form of:

          -    Pre-Test Scanning Extraction Guide

          -    Help Desk Support

          By the end of the second business week following the receipt of the Pre-Test Scanning Extraction Guide, Titan will stage and extract the identified source according to the general source extraction guidelines summarized in Appendix I of this Statement of Work, and in the format specified in the Pre-Test Scanning Extraction Guide. Titan will send the extracted source to Cap Gemini's Application Renovation Center-SM- (ARC-SM-) for Pre-Test Scanning processing.

     PRE-TEST SCANNING PROCESSING

          After receiving the extracted source, the ARC will scan the source and produce the Message File and then begin the preparation of the Smart Analysis Report. Within three (3) weeks of receiving the extracted source, the ARC will return the Message File to Titan in electronic format and provide a hard copy of the Smart Analysis Report.

          At the time the Message File and Smart Analysis Report are returned to Titan, Cap Gemini will provide one (1) person on-site for two (2) consecutive business days to conduct the following training for up to 15 Titan personnel:

          -    Pre-Test Scanning Introduction

          -    Message File Viewer (MFV)

          -    Smart Analysis Report Review

          -    Electronic Data Mapper with UDM Map Generator (EDM)

          At the same time, Cap Gemini will deliver to Titan the following tools to be used in the Pre-Test Scanning process, which shall be licensed to Titan in accordance with the terms set forth in Exhibit B to this Statement of Work:

          -    Message File Viewer (MFV)

          -    Electronic Data Mapper with UDM Map Generator (EDM)

          Titan will load the Message File into the Message File Viewer, review the Smart Analysis Report, and then can begin code walk-through using the messages and report as a guide. Titan can then make any necessary program changes manually and test the changes.

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Statement of Work #03 for Titan                     Version 1.1 September, 1998
                                                              [Cap Gemini Logo]

HELP DESK ASSISTANCE

     Cap Gemini will provide Help Desk assistance to Titan during the source extraction process and for 90 days from Titan's receipt of the Message File and the Smart Analysis Report. This assistance will be limited to telephone support and will be available Monday through Friday from 8:00 AM until 8:00 PM Eastern Time.

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TransMillennium Pre-Test Scanning-TM-                              Page 4 of 14
Statement of Work #03 for Titan                     Version 1.1 September, 1998
                                                              [Cap Gemini Logo]

     DELIVERABLES

          The deliverables to be created and made available to Titan under this Statement of Work are limited to the following:


                                                        RESPONSIBILITY
          DELIVERABLES                       --------------------------------------
(X=LEADS      x=PARTICIPATES)                CAP GEMINI               TITAN
-----------------------------------------------------------------------------------
-    Pre-Test Scanning Training                   X                      x
     -    Pre-Test Scanning Introduction
     -    Message File Viewer (MFV)
     -    Electronic Data Map
     -    Smart Analysis Report Review
-----------------------------------------------------------------------------------
-    Cap Gemini Tools                             X
     -    MFV
     -    EDM
-----------------------------------------------------------------------------------
-    Pre-Test Scanning Documentation              X
-----------------------------------------------------------------------------------
-    Extracted Source in ARC-Specified Format                            X
-----------------------------------------------------------------------------------
-    Generated Message File and Smart             X
     Analysis Report
-----------------------------------------------------------------------------------
-    Code Walk-Through                                                   X
-----------------------------------------------------------------------------------
-    Help Desk Assistance                         X                      x
-----------------------------------------------------------------------------------

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TransMillennium Pre-Test Scanning-TM-                              Page 5 of 14
Statement of Work #03 for Titan                     Version 1.1 September, 1998
                                                              [Cap Gemini Logo]

SCHEDULE

--------------------------------------------------------------------------------
                                                    PRE-TEST
                                                      SCAN         PRE-TEST SCAN
                PLANNED SCHEDULE                   PREPARATION       PROCESSING
ACTIVITY                               WEEK #      -2       -1     1   2   3   4
--------------------------------------------------------------------------------
Pre-Test Scan Extraction Guide                      C
Extraction Help Desk Support                        C        C
Source Extraction and Shipment                               A
Receipt of Extracted Source                                        C
DataMap, Message File, Cross Reference File,                       C   C   C   C
and Smart Analysis Report Creation
DataMap, Message File, Cross Reference File,                                   C
and Smart Analysis Report Delivery
Pre-Test Scan Training                                                         C
Delivery of Cap Gemini Tools and Documentation
Pre-Test Scan Processing Start
-  DataMap Validation and Update
-  Smart Analysis Report Review                                                A
-  Code Walk-Through
Start of 90-Day Help Desk Assistance Period                                    C
--------------------------------------------------------------------------------

C = Cap Gemini     A = Titan


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TransMillennium Pre-Test Scanning-TM-                               Page 6 of 14
Statement of Work #03 for Titan                    Version 1.1 - September, 1998
                                                                          [LOGO]

ASSUMPTIONS

          Cap Gemini's proposed price and schedule is based on the scope of work, assignment of responsibilities, deliverables, and assumptions presented in this Statement of Work. It is important to understand the assumptions upon which Cap Gemini based its price. The assumptions enable Cap Gemini to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

          If the scope of work, assignment of responsibilities (including the timeframe for completion of such responsibilities), deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule and/or deliverables. If any of these do change, a Cap Gemini Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

          - Cap Gemini's tools require that Titan's operating environment be MVS, and that workstations have either Windows 95 or Windows NT Version 4.0 or above operating system, with ISPF installed on Titan's mainframe.
          -    Mainframe/PC Upload/Download software.
          -    PKZIP or WinZip that support spanned multiple diskettes.
          - Titan has a pre-prepared software and hardware environment in order to immediately install the Pre-Test Scanning toolset during the first half-day of Pre-Test Scanning training.
          - The three (3) week ARC processing of the extracted source (scanning, Message File, and Smart Analysis Report creation) begins when the ARC receives the COMPLETE extracted source with no missing inventory.
          - With the exception of training, ARCDRIVE processing of the extracted source, and Help Desk assistance, Titan performs all Pre-Test Scanning activities.
          - Titan will provide acknowledgement of the acceptance of all deliverables within five (5) working days of receipt. After five (5) working days, deliverables will be deemed accepted by Titan unless Cap Gemini is notified otherwise in writing. Acceptance criteria are limited solely to Titan's receipt of all deliverables specified in this Statement of Work for the Source Inventory specified in the Scope of Work section.

RESPONSIBILITIES

     CAP GEMINI RESPONSIBILITIES

     In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Cap Gemini will:

          - Provide user documentation to accompany the training sessions and in support of the Cap Gemini tools specified in the Activities section of the Statement of Work


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TransMillennium Pre-Test Scanning-TM-                               Page 7 of 14
Statement of Work #03 for Titan                    Version 1.1 - September, 1998
                                                                          [LOGO]

          - Provide the warranty set forth in Exhibit A to this Statement of Work (in accordance with Section 9.3 of the Agreement) with respect to any activity or deliverables provided by Cap Gemini pursuant to this Statement of Work


TITAN RESPONSIBILITIES

     In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Titan will:

          - Perform all source extraction activities according to the Pre-Test Scanning Extraction Guide provided by Cap Gemini.
          - Identify and make available the appropriate personnel to assist in software installation, if required.
          - Identify and make available the appropriate personnel to attend Pre-Test Scanning training, which will be conducted when the report and electronic files are delivered to Titan.
          - Perform all subsequent processing of the Message File and Smart Analysis Report provided by Cap Gemini, including but not limited to making any program code changes and testing of those changes.


COMPLETION CRITERIA

          This Statement of Work will be complete when Cap Gemini has provided the items listed in the above section titled Deliverables for which it is responsible.


INVESTMENT SUMMARY

          Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Cap Gemini will, as part of this Year 2000 testing project, provide Pre-Test Scanning tools, ARC services, and onsite services to Titan for the identified source for a fixed price of (ACTUAL PRICE WILL DEPEND ON SCOPE).

          - FIXED PRICE IS BASED ON A COST OF [...***...] PER LINE OF CODE. PRICE IS SUBJECT TO CHANGE BASED ON LINE OF CODE COUNT (I.E., ADDITIONAL LINES OF CODE FOR RELATED COPYBOOKS).

          All out-of-scope work or variances to Cap Gemini's estimating assumptions that require additional work or result in project delays will be presented to Titan in the form of a Project Impact Report for approval or acknowledgment.

          The Agreement provides the terms and conditions underlying the tools and services to be provided under this Statement of Work. This Statement of Work, and its terms and prices, are valid for six
          (6) weeks from the date on the Statement of Work. Cap Gemini will commence this engagement upon the execution by the parties of the Agreement, this Statement of Work, and Cap Gemini's non-disclosure agreement (Z-1400).


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TransMillennium Pre-Test Scanning-TM-                               Page 8 of 14
Statement of Work #03 for Titan                    Version 1.1 - September, 1998
                                                                          [LOGO]
                      *CONFIDENTIAL TREATMENT REQUESTED

     This Statement of Work, including the Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merge and supersede all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agrees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it expressly disclaims any reliance upon, any representation or statement not set forth herein or in the Agreement.

     This Statement of Work may be executed in separate counterparts, which together shall constitute a single instrument.

     The parties hereto have caused this Statement of Work to be executed by their respective duly Authorized Representatives.

     TITAN SOFTWARE SYSTEMS                CAP GEMINI AMERICA LLC:
     CORPORATION:

     Signature                             Signature

     /s/ Peggy A. Owens                    /s/ J. Woodward
     ----------------------------------    ----------------------------------
     Name                                  James J. Woodward

     Business Manager
     ----------------------------------    ----------------------------------
     Title                                 Senior Vice President

     ----------------------------------    ----------------------------------
     Date                                  Date

     19 August 1999
     ----------------------------------    ----------------------------------

     Titan Software Systems Corporation    1114 Avenue of Americas
     1900 Campus Commons Drive             29th Floor
     Suite 600                             New York, NY 10036
     Reston, VA 20191-1535                 212-944-6464


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TransMillennium Pre-Test Scanning-TM-                               Page 9 of 14
Statement of Work #03 for Titan                    Version 1.1 - September, 1998
                                                                          [LOGO]

EXHIBIT A--REPRESENTATIONS AND WARRANTIES

                  EXHIBIT A TO STATEMENT OF WORK 03 TO
               SUBCONTRACTING AGREEMENT - TSS-006-G060-99
      REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

     PRE-TEST SCANNING

     In connection with Year 2000 Pre-Test Scanning Services provided pursuant to the Statement of Work, CGA represents and warrants that CGA will scan all data which the Client sends to CGA (which has been extracted in accordance with the Extraction Guide) and that CGA will provide an Electronic DataMap based on this source data which will substantially conform to the description in the EDM Guide. In the event of a breach of the foregoing warranty, Client's sole remedy shall be for CGA to perform again the services in respect of which the foregoing has been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 90 days of Client's receipt of the Electronic DataMap from CGA or said claim shall be waived.

     Client recognizes that it is responsible for all information supplied to CGA with respect to Client's Code, including without limitation Client's review of the DataMap, if applicable. ACCORDINGLY, EXCEPT AS SET FORTH IN THE PRECEDING PARAGRAPH AND THE IMMEDIATELY FOLLOWING PARAGRAPH AND IN ARTICLE 9 OF THE AGREEMENT, CGA EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES. Without limiting the foregoing, Client recognizes that CGA specifically does not warrant that, in performing these services, CGA will identify all Client Code which may not properly handle dates during and after the Year 2000. THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND CGA DOES NOT WARRANT ANY PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN THE EFFORTS EXPENDED WITH RESPECT TO THE PARTICULAR STATEMENT OF WORK. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT CGA DOES NOT WARRANT THAT THE TESTING OF CLIENT'S CODE WILL BE COMPLETE OR MEET ANY PARTICULAR SERVICE LEVEL OR QUALITY.

     CGA further represents and warrants that the software licensed to Client by CGA pursuant to Exhibit B to the Statement of Work will function substantially in accordance with its documentation provided that such software has been used in accordance with operating instructions. CGA is not responsible for obsolescence of the software provided hereunder that may result from changes in Client's requirements. The foregoing warranty shall apply only to the most current version of the software at issue. CGA assumes no responsibility for the use of superseded, outdated, or uncorrected versions of the software.


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TransMillennium Pre-Test Scanning-TM-                              Page 10 of 14
Statement of Work #03 for Titan                    Version 1.1 - September, 1998
                                                                          [LOGO]

     In the event of a breach of the foregoing warranty with respect to licensed software, CGA will use commercially reasonable efforts to correct the defect. In the event that such defect is not corrected, CGA will replace the software at no charge or, at CGA's option, CGA will refund the purchase price for such software. This paragraph sets forth Client's sole and exclusive remedy, and CGA's sole and exclusive liability, with respect to defective software. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 90 days of Client's receipt from CGA of the software at issue or said claim shall be waived.


     TITAN SOFTWARE SYSTEMS                CAP GEMINI AMERICA LLC:
     CORPORATION:

     Signature                             Signature

     /s/ Peggy A. Owens                    /s/ J. Woodward
     ----------------------------------    ----------------------------------
     Name                                  James J. Woodward

     Peggy A. Owens
     ----------------------------------    ----------------------------------
     Title                                 Senior Vice President

     Business Manager
     ----------------------------------    ----------------------------------
     Date                                  Date

     19 August 1999
     ----------------------------------    ----------------------------------

     Titan Software Systems Corporation    1114 Avenue of Americas
     1900 Campus Commons Drive             29th Floor
     Suite 600                             New York, NY 10036
     Reston, VA 20191-1535                 212-944-6464


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TransMillennium Pre-Test Scanning-TM-                              Page 11 of 14
Statement of Work #03 for Titan                    Version 1.1 - September, 1998
                                                                          [LOGO]

EXHIBIT B--SOFTWARE LICENSE

                  EXHIBIT B TO STATEMENT OF WORK NUMBER 03 TO
                  SUBCONTRACTING AGREEMENT - TSS-006-G060-99
        LICENSE RIGHTS TO MESSAGE FILE VIEWER AND ELECTRONIC DATAMAP

By this Exhibit B to Statement of Work Number 03 to the Subcontracting Agreement -- TSS-006-G060-99 dated ______, 19__ (the "Agreement"), CGA hereby grants to Client a non-exclusive, royalty-free license to use in a non-production environment for Client's own internal benefit in connection with reviewing the message file generated by CGA as a result of processing Client Code pursuant to this Statement of Work and the Agreement, the computer software known as Message File Viewer (the "MFV"). In addition, CGA hereby grants to Client a non-exclusive, royalty-free license to use in a non-production environment for Client's own internal benefit the software tool known as Electronic Data Mapper (the "EDM") in connection with validating Electronic DataMaps produced by CGA as a result of CGA's scanning of Client Code pursuant to this Statement of Work and the Agreement. This license permits the Client to install the EDM on one network server only. CGA shall deliver to Client the source code for the MFV and the object code for the EDM. Client shall ensure that use of the MFV and EDM is made only by (i) Client's employees, (ii) individuals or entities which sell only the services of individuals with sufficient skills to work on Year 2000 service projects (subject to the execution of a non-disclosure agreement providing for the protection of the MFV and the EDM) which does not include, and Client shall not allow access to the MFV or EDM by, any individual or entity that otherwise sells, markets or delivers Year 2000 services, or (iii) individuals or entities approved in advance in writing by CGA in its discretion. Client acknowledges and agrees that CGA has no obligation under this Agreement to provide support or updates to the MFV or the EDM. The MFV and EDM shall constitute Private Information of CGA and shall be subject to the provisions of Article 8 (CONFIDENTIALITY) of the Agreement. In addition, Client shall keep the source code for the MFV in protected libraries to protect the proprietary nature of that software. Without limiting the foregoing, Client may not modify, translate, disassemble or decompile the MFV software or EDM or any copy, in whole or in part.






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TransMillennium Pre-Test Scanning-TM-                             Page 12 of 14
Statement of Work #03 for Titan                   Version 1.1 - September, 1998
                                                              [CAP GEMINI LOGO]

The Parties agree that both the MFV and EDM shall not be deemed to constitute products. Furthermore, Client acknowledges and agrees that the making of any additions, changes or other modifications to any of the MFV or EDM by anyone (other than by CGA's TransMillennium-TM- personnel within the scope of, and made as part of, the Year 2000 services provided under the Agreement and an express provision of a Statement of Work) SHALL VOID ANY REPRESENTATION OR WARRANTY OF CGA WITH REGARD TO THE MFV OR EDM.



TITAN SOFTWARE SYSTEMS                      CAP GEMINI AMERICA LLC:
CORPORATION:
Signature                                   Signature
/s/ Peggy A. Owens                          /s/ James J. Woodward
--------------------------------            --------------------------------
Name                                        James J. Woodward
    Peggy A. Owens
--------------------------------            --------------------------------
Title                                       Senior Vice President
    Business Manager
--------------------------------            --------------------------------
Date                                        Date
19 August 1999
--------------------------------            --------------------------------

Titan Software Systems Corporation          1114 Avenue of Americas
1900 Campus Commons Drive                   29th Floor
Suite 600                                   New York, NY 10036
Reston, VA 20191-1535                       212-944-6464







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TransMillennium Pre-Test Scanning-TM-                             Page 13 of 14
Statement of Work #03 for Titan                   Version 1.1 - September, 1998
                                                              [CAP GEMINI LOGO]

APPENDIX 1:  GENERAL SOURCE EXTRACTION GUIDELINES

        The following specifies the general guidelines for extracting source code and associated components. Please refer to the Pre-Test Scanning Extraction Guide for detailed instructions.

        - Titan is responsible for segregating, extracting, and shipping to the ARC all production source components according to the schdule indentified in the Statement of Work.

        - The source to be extracted should consist only of the Pre-Test Scanning inventory listed in the scope section of this Statement of Work.

        - The source to be extracted should be segregated into one PDS library for each program language, one for copybooks, and one for JCL.

        - This segregation of source data should consist of the following libraries:

           1.  COBOL programs (MVS OS/VS COBOL, VS COBOL II) and/or
           2.  PL/1 programs (PL/1) and/or
           3.  Other programs (separate libraries for each language)
           4.  Copybooks (including screen MAPs, DCLGENs, etc.)
           5.  JCL






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TransMillennium Pre-Test Scanning-TM-                             Page 14 of 14
Statement of Work #03 for Titan                   Version 1.1 - September, 1998
                                                              [CAP GEMINI LOGO]

[LOGO of CAP GEMINI]


Peggy A. Owens                                          October 6, 1999
Business Manager
TITAN SOFTWARE SYSTEMS CORPORATION
1900 Campus Commons Drive
Suite #600
Reston, VA 20195-1535

     Re:    AMENDMENT NO. 1 TO STATEMENT OF WORK #3 UNDER THE SUBCONTRACT
AGREEMENT TSS-066-G060-99 BETWEEN CAP GEMINI AMERICA, INC. AND TITAL SOFTWARE SYSTEMS CORPORATION.

Dear Peggy:

Cap Gemini America, Inc. ("Cap Gemini") and Titan Software Systems Corporation ("Titan") enter into this Amendment No. 1 ("Amendment") effective as of the 8th day of October, 1999.
         ---
WHEREAS, Cap Gemini and Titan entered into a certain document entitled "Subcontract Agreement - TSS-006-G060-99, ITD 57" dated as of March 23, 1999 (the "Agreement"),

WHEREAS, Cap Gemini and Titan entered into, among other Statements of Work, Statement of Work #3 for Pre-test Scan Smart Walk-Through, dated August 19, 1999, ("SOW #3"),

WHEREAS, Cap Gemini and Titan desire to amend the SOW #3 as set forth herein,

NOW, THEREFORE, in consideration of the foregoing premises as well as the mutual obligations herein made and undertaken, the parties, intending to be legally bound, hereby covenant and agree as follows:

     1. Add the following language to SOW #3 under the "Scope of Work" section: "Assembler source for which total lines of code is currently undetermined is priced at a cost of [...***...] per line of code. In addition, the parties understand and acknowledge that "Exhibit B-Software License" attached to SOW #3, is not applicable to this Assembler source code. Moreover, such Assembler source code is not subject to the previously agreed to "Exhibit A Pre-test Scanning" representation and warranty. The only warranty language to govern the Assembler source code is attached to this Amendment as Exhibit A entitled "Assembler QUICKCHECK."

     2. All terms and conditions of the Agreement and SOW #3 remain in full force and effect unless explicitly modified by this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives to be effective as of the date set forth above.

                        *CONFIDENTIAL TREATMENT REQUESTED

     Please indicate your acceptance of this Amendment by signing both copies of this Amendment and returning one fully executed original to the undersigned.

Very truly yours,

CAP GEMINI AMERICA, INC.


By: /s/ James J. Woodward
   ----------------------
   James J. Woodward
   Senior Vice President


                             Agreed and Accepted:

                             TITAN SOFTWARE SYSTEMS CORPORATION


                             By: /s/ Peggy A. Owens
                                -------------------------------
                                Peggy Owens, Business Manager

              EXHIBIT A TO STATEMENT OF WORK #3 TO
             SUBCONTRACT AGREEMENT - TSS-006-G060-99
    REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

ASSEMBLER QUICKCHECK-TM-

In connection with Year 2000 QUICKCHECK Services provided pursuant to the Statement of Work, Cap Gemini America, Inc. ("CGA") represents and warrants that CGA will scan all data which Titan Software Systems Corporation ("Client") sends to CGA (which has been extracted in accordance with the Extraction Guide) and that CGA will provide a Smart Analysis Report based on this source data which will substantially conform to the extract requirement.

In the event of a breach of the foregoing warranty, Client's sole remedy shall be for CGA to perform again the services in respect of which the foregoing has been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 90 days of Client's receipt of the Smart Analysis Report from CGA or said claim shall be waived.

CLIENT RECOGNIZES THAT THE SERVICES PROVIDED HEREUNDER ARE DEPENDENT UPON THE INFORMATION SUPPLIED BY CLIENT TO CGA WITH REGARD TO CLIENT'S CODE. IN LIGHT OF THIS, CGA PROVIDES THE WARRANTY SET FORTH ABOVE. WITHOUT LIMITING THE FOREGOING, CLIENT RECOGNIZES THAT CGA SPECIFICALLY DOES NOT WARRANT THAT, IN PERFORMING THESE SERVICES, CGA WILL IDENTIFY ALL CLIENT CODE WHICH MAY NOT PROPERLY HANDLE DATES DURING AND AFTER THE YEAR 2000. THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND CGA DOES NOT WARRANT ANY PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN SUCH EFFORT. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT CGA DOES NOT WARRANT THAT THE VALIDATION OF CLIENT'S CODE WILL BE COMPLETE OR MEET ANY PARTICULAR SERVICE LEVEL OR QUALITY.

EXCEPT AS SET FORTH IN THE PRECEDING PARAGRAPHS IN THIS EXHIBIT A AND IN SECTION 3.2 OF THE AGREEMENT, CGA EXPRESSLY DISCLAIMS AND AND ALL OTHER WARRANTIES.


CAP GEMINI AMERICA, INC.        TITAN SOFTWARE SYSTEMS CORPORATION
By: /s/James J. Woodward           By: Peggy A Owens
   ---------------------              -----------------------
Name: James J. Woodwared           Name:  Peggy A Owens
     -------------------                ---------------------
Tital: Senior Vice President       Title: Business Manager
----------------------------             --------------------
Date: October 25, 1999             Date:     11/4/99
     -------------------                 --------------------


                               TABLE OF CONTENTS

SCOPE OF WORK  .............................................................   3

ACTIVITIES  ................................................................   3

     20XX VALIDATION PREPARATION PHASE  ....................................   4
       20XX TEST READINESS CHECKPOINT  .....................................   6
     VALIDATE PHASE  .......................................................   6

DELIVERABLES  ..............................................................   7

SCHEDULE  ..................................................................   9
     PLANNED SCHEDULE  .....................................................   9

ASSUMPTIONS  ...............................................................  10

RESPONSIBILITIES  .........................................................   11

     CAP GEMINI RESPONSIBILITIES  .........................................   11
     TITAN RESPONSIBILITIES  ..............................................   12

COMPLETION CRITERIA  ......................................................   12

INVESTMENT SUMMARY  .......................................................   13

EXHIBIT A  ................................................................   15

EXHIBIT B  ................................................................   16

APPENDIX 1:  SOURCE EXTRACTION GUIDELINES  ................................   18

STATEMENT OF WORK NUMBER #02 FOR TITAN TO CONSULTING AGREEMENT -
TRANSMILLENNIUM-TM- SERVICES

     This document and its attachments comprise Statement of Work Number #01 (this "Statement of Work") under the Consulting Agreement - TransMillennium-TM- Services (the "Agreement") made as of the ____________ day of _______________, 1999 by CAP GEMINI AMERICA, INC., a Delaware corporation ("Cap Gemini") and The Titan Software Systems, ("Titan" or "Client"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.


SCOPE OF WORK

     Titan's Validation Group (VG) consists of the source components listed in the table below. A VG is a grouping of programs that are Validated (tested) together. Cap Gemini's TransMillennium-TM- Services will assist Titan with the Validation of the VG inventory by providing tools and services that aid in Year 2000 testing utilizing Cap Gemini's Application Renovation Methodology-SM- and the following tools and services:

     - A DataMap repository that identifies the type and format of date related fields in all Input and Output data structures.
     - Software to perform Data Aging using the information in the DataMap repository.
     - Electronic cross-reference information that will facilitate the selection of test data, such as program to dataset and program to copybook references.

-------------------------------------------------------------------------------
     SOURCE TYPE                             ELEMENTS             LINES OF CODE
-------------------------------------------------------------------------------
     MVS OS/VS COBOL and VS COBOL II
     Programs (1)
-------------------------------------------------------------------------------
     Copybooks (2)
-------------------------------------------------------------------------------
     Batch Jobstreams (JCL, PROCs) (3)
-------------------------------------------------------------------------------

          NOTE 1: For the purpose of Validation, a program is defined as any separately compilable entity.
          NOTE 2: Only copybooks referenced by programs included in the Validation Inventory will be processed.
          NOTE 3: Only JCL jobstreams which run programs included in the Validation Inventory should be sent for processing.


ACTIVITIES

     Certain activities of the Validate Phase occur simultaneously so that testcases/environment (Validation Tests) to be executed during the 20XX test can be completed as indicated in the Schedule section of this Statement of Work to avoid delays in 20XX testing.


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                         Page 3 of 18
Statement of Work #01 for Titan                                           [LOGO]

20XX VALIDATION PREPARATION PHASE

     During this phase Cap Gemini assists with Titan in critical preparatory work before the actual Validation Group start. Its primary purpose is to establish the test environment for the Validate phase. Setting up the proper Year 2000 test environment will reduce possible project impacts later.

     Cap Gemini will conduct a Pre-Kickoff meeting to overview the project, review roles and responsibilities, and confirm the schedule. Cap Gemini will also review with Titan the information it must provide before extraction of the Validation Group inventory. Titan will identify inventory groupings and naming standards and locate source entities for all application systems and data descriptions within the Validation group.

     Following the Pre-Kickoff meeting, Cap Gemini will conduct a number of presentations to help Titan team members better understand how to prepare for the validation of the Validation Group. Topics will include:

          -    Inventory Resolution
          -    Extraction Guidelines

     Titan will qualify, quantify, link, compile and stage the Validation Group inventory in compile-ready format without pre-compilers and pre-processors, other than SQL or CICS, according to the guidelines established in the Cap Gemini Extraction Toolkit provided by Cap Gemini and outlined in Appendix 1 of this Statement of Work. In preparation for extraction and to help minimize occurrences of missing inventory, Titan will compile the baseline programs from baseline source libraries and link executable baseline load modules into baseline load libraries with no return codes greater than 4; check load lengths against production load modules; and mitigate the differences.

     Cap Gemini will conduct a number of sessions where Titan provides information about:

          -    Test Environment Requirements
          -    Testcase and Scenario design and execution considerations
          -    Unique testing techniques/tools employed

     Titan will provide documentation on the Validation Tests including:

          -    Job Control and Procedures used for Validation Group execution.
          -    Remediated Sort control cards and parameter cards
          -    Testcase execution procedures.
          - Environment description, parameters, setup, and testcase libraries
          - Testcases, naming conventions, run instructions, environmental setup, script dependencies, and extracted test data

     Cap Gemini will lead a series of meetings to develop the Validation Specification. Signoff is required by Titan on the Validation Specification document produced from these meetings. This forms the basis for the test execution in a 20XX environment by Cap Gemini.


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                         Page 4 of 18
Statement of Work #01 for Titan                                           [LOGO]

               - Titan will determine the data aging factors for different systems/applications that are part of the Validation Group identify the specific business rules that need to be handled, and map this information to the Validation Tests created by Titan.

               - Titan will provide the Renovation strategy employed for Year 2000 Remediation.

               - Titan will provide the Renovation Standards employed to renovate the application programs and the solutions used to deal with renovation complexities.

                    -    Naming conventions

                    -    Date field strategy

                    -    Formats of dates

                    -    Programmatic Date clues

                    -    Use of Dates in Key fields

                    -    Disposition of reports and screens

     Key deliverables from the Cap Gemini and Titan led meetings are a list of tests to be executed, names and location of all data, JCL, scenarios, online considerations, environment description and details, time warp factor, and overall validation execution plan.

     Titan and Cap Gemini will complete their detailed project plans during Kickoff week.

     A Cap Gemini Project Manager and a Technical Solutions Architect will be on-site for the duration of this engagement.

     By the end of Kickoff week, Cap Gemini will extract the Validation Group inventory from the libraries in which it is staged to 3480/3490 cartridges and send it to the Application Renovation Center to begin the QuickCHECK process.

     Titan will provide a special spreadsheet that contains additional date naming standards that will accompany the extracted source to the ARC.

     The Application Renovation Center (ARC) will scan the extracted inventory, review the results, and create the DataMap and the Universal Data Migrator (UDM) Maps.

     The DataMap provides a view into the application's use of data. It contains information about all records and parameters discovered through the ARCDRIVE toolset, repository and technical analysis. The DataMap Report will include:

          -    Data Naming Standards Used

          - DataMap with low certainty items (which require review) highlighted

          -    Grouping of applications using the same datasets

     At the time the DataMaps, Message, and Cross Reference Files are returned to Titan, Cap Gemini will provide the following training for up to 15 Titan personnel:

          -    Data Map Review


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                         Page 5 of 18
Statement of Work #01 for Titan                                           [LOGO]

          -    Electronic DataMap

          -    Cap Gemini's Universal Data Migrator-SM- (UDM-SM-)

          -    Message File Viewer

     At the same time, Cap Gemini will deliver to Titan the following tools to be used in the Validate process, which shall be licensed to Titan in accordance with the terms set forth in Exhibit B to this Statement of Work.

          -    Electronic DataMapper with UDM Map Generator

          -    UDM

          -    Message File Viewer

          -    System Analysis Report

20XX TEST READINESS CHECKPOINT

     Upon completion of the Validation Specification by Cap Gemini and Titan and with the data returned from the processing of the code at the ARC, Cap Gemini and Titan must mutually agree on the readiness for entrance into 20XX test. The following entrance criteria must be satisfied for Cap Gemini to begin 20XX test.

     - Validation Specification completed with all of the information identified above.

     - Results of analysis of code at the ARC indicate a reasonable level of renovation quality. These results will be reviewed with Titan and the determination will be reached jointly by Cap Gemini and Titan.

     - There is no requirement to regenerate UDMMAPs based on DataMap Review and Message File Viewer analysis.

     - The environment including sufficient MIPS, DASD, regions, and tools as defined during the Validation Preparation phase, testdata for data aging, and testcases are all in place and ready to be turned over to Cap Gemini for execution.

     - If the determination is made that 20XX test entrance must be delayed, a Project Impact will be generated.

VALIDATE PHASE

     Using the UDM Maps as input to UDM Cap Gemini will use UDM to age the test data and validate date field content in preparation for Year 2000 testing. Cap Gemini will then execute the Year 2000 testcases according to the Validation Specification document.

     Cap Gemini will use UDM to advance years in the test data by increments specified by Titan for 20XX testing. Cap Gemini will manually advance years in the online test scripts by the same increment.

     Cap Gemini will perform the 20XX test in the 20XX environment using the incremented data and scripts to demonstrate that the testcases run to completion. Cap Gemini will provide the 20XX test job logs to Titan for acceptance of successful test execution. Titan will provide signed acceptance of the 20XX test based on the execution of the Validation Tests in using time warp data in a 20XX environment according to the specification.


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                         Page 6 of 18
Statement of Work #01 for Titan                                           [LOGO]

     Cap Gemini will execute the testcases according to the information provided during the Validation Preparation Phase. If a rerun rate of over 20% is encountered for testcases due to environment problems, code quality problems, testcase errors, data errors, or any other issues, a Project Impact Report (PIR) will be generated.

DELIVERABLES

     The deliverables to be created and made available to Titan under this Statement of Work are limited to the following:

     ---------------------------------------------------------------------------
                                                        RESPONSIBILITY
                    DELIVERABLES               ---------------------------------
            (X=LEADS     X=PARTICIPATES)           CAP GEMINI       TITAN
       -  Year 2000 Project-Related Presentations      X
     ---------------------------------------------------------------------------
       -  Testcase Documentation (Environment,                        X
          JCL, etc.)
     ---------------------------------------------------------------------------
       -  Test Environment                                            X
     ---------------------------------------------------------------------------
       -  Extraction Toolkit                           X
     ---------------------------------------------------------------------------
       -  Qualified, Quantified, Linked, Compiled                     X
          and Staged Inventory
     ---------------------------------------------------------------------------
       -  Extracted VG Inventory                       X
     ---------------------------------------------------------------------------
       -  DataMaps                                     X
     ---------------------------------------------------------------------------
       -  DataMap Extracts (UDMMaps)                   X
     ---------------------------------------------------------------------------
       -  EDM Program and Documentation                X
     ---------------------------------------------------------------------------
       -  Message Files                                X
     ---------------------------------------------------------------------------
       -  UDM Map Generator and Documentation          X
     ---------------------------------------------------------------------------
       -  Message File Viewer and Documentation        X
     ---------------------------------------------------------------------------
       -  UDM and Documentation                        X
     ---------------------------------------------------------------------------
       -  Test Data and Scripts                                       X
     ---------------------------------------------------------------------------
       -  Test Specification Document                                 X
     ---------------------------------------------------------------------------
       -  Aged Test Data                               X
     ---------------------------------------------------------------------------
       -  20XX Test Job Logs                           X
     ---------------------------------------------------------------------------
       -  20XX Test Execution Acceptance                              X
     ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                         Page 7 of 18
Statement of Work #01 for Titan                                           [LOGO]

SCHEDULE

----------------------------------------------------------------------------------------------------------
     PLANNED SCHEDULE                    PREPARATION                               VALIDATION
------------------------- ------ ----------------------------- -------------------------------------------
ACTIVITY         WEEK #     -1     1     2     3     4     5     6     7     8     9     10 - 14     16-16
------------------------- ------ ----------------------------- -------------------------------------------
Pre-Kickoff Meeting          J
----------------------------------------------------------------------------------------------------------
Kickoff Meeting                    J
----------------------------------------------------------------------------------------------------------
Qualify, Quantify, Link,
Compile and Stage Inventory        A
----------------------------------------------------------------------------------------------------------
Extract Inventory                  C
----------------------------------------------------------------------------------------------------------
Test Planning                      J     J     J     J
----------------------------------------------------------------------------------------------------------
Code Scan/UDM Map Generation             C     C
----------------------------------------------------------------------------------------------------------
Review Output from Code Scan                         J
----------------------------------------------------------------------------------------------------------
Test Readiness Assessment                                  J
----------------------------------------------------------------------------------------------------------
Time Warp Data                                                   C     C
----------------------------------------------------------------------------------------------------------
Execute 20XX Test                                                            C     C     C           C
----------------------------------------------------------------------------------------------------------
Accept 20XX                                                                                          A
----------------------------------------------------------------------------------------------------------
Accept & Sign-Off Project                                                                            A
----------------------------------------------------------------------------------------------------------


     C = CAP GEMINI                J = JOINT EFFORT              A = TITAN

     SCHEDULE IS BASED UPON TESTING FOR 1000 PROGRAMS.


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                         Page 8 of 18
Statement of Work # 01 for Titan                               [CAP GEMINI LOGO]

ASSUMPTIONS

           Cap Gemini's proposed price and schedule are based on the scope of work, assignment of responsibilities, deliverables and assumptions presented in this Statement of Work. It is important to understand the assumptions upon which Cap Gemini based its price. The assumptions enable Cap Gemini to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

           If the scope of work, assignment of responsibilities, deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule, and/or deliverables. If any of these do change, a Cap Gemini Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

                 - The code to be validated is deemed to be Y2K ready, and has been tested in a 19XX environment.

                 - TITAN will have completed the following Set-Up activities before Week One (Kickoff week) of the project schedule.

                 - Qualified, quantified, linked, compiled and staged the Validation Group inventory as described in the Activities section of the Statement of Work, and according to the guidelines established in the Extraction Toolkit provided by Cap Gemini and summarized in Appendix 1 of this Statement of Work.

                 - If the work is performed at a Titan facility, establish the 20XX test environments that comply with the Production environment in which the Validation Group system(s) currently reside.

                 - Created and tested the application program environment test cases in a 19XX mode against the same Production source programs sent to the ARC for UDM map creation.

                 - Source code is extracted according to the project schedule. Late shipments or elements found by the ARC to be missing from the program logic that result in delays will result in a charge to TITAN as a Project Impact.

                 - TITAN will provide sign-off of all deliverables within five (5) working days of receipt. After five (5) working days, deliverables will be deemed accepted by TITAN unless Cap Gemini is notified otherwise in writing.

                 - If the work is performed at a Titan facility, initiator priority and on-line priorities at near-production level will be available.

                 - Date-related changes to production programs or file layouts since the test data was extracted that require re-renovation of the affected programs are considered outside the scope of this Statement of Work.

                 - Date-related changes to file layouts since the programs were extracted that require regeneration of the UDM maps are considered outside the scope of this Statement of Work.


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                         Page 9 of 18
Statement of Work # 01 for Titan                               [CAP GEMINI LOGO]

                 - Validate test cases that fail to complete normally due to incorrectly resolved file complexities is considered out of the scope of this agreement.

                 - This Statement of Work describes all the work to be performed and the deliverables that will be provided. Work or deliverables not contained in this Statement of Work are considered out-of-scope and are excluded form this offering.

                 - Cap Gemini's Year 2000 non-disclosure/confidentiality agreement (document Z-1400) or the Consulting
                       Agreement - TransMillennium-TM- Services must be signed before holding the Pre-Kickoff Meeting by TITAN and its third-party vendors who will be working on this project.

                 - Cap Gemini will perform 21st century (20xx) testing on the programs identified by the Titan. These programs will be identified as part of this SOW and any deviation will result in the creation of a Project Impact.

                 - Titan will provide all test data for the programs to be tested. It is recommended that small files (1000 records)be used for testing purposes. Delays in providing the test data to the Cap Gemini test team will result in a Project Impact.

                 - Cap Gemini will run the programs to a successful completion but it will be the responsibility of the Titan to verify the accuracy of the output. Smaller test files will expedite the review process.

                 - If a program error results due to an existing program problem or an incorrectly renovated program by the Titan, Cap Gemini will document that an error has occurred and return it to the Titan for resolution. If the Titan prefers Cap Gemini resolve the error, this correction will be done on a time and material basis. If this situation occurs, a Problem Impact Report will be generated resulting in additional costs to Titan and/or a schedule impact.

                 - Cap Gemini will correct errors resulting from 20XX tests.

                 - Tests will be set up with one screen test per screen format.

                 -     Tests will be independent and restartable.

                 -     Titan will provide the necessary test tools (i.e.:
                       Hourglass, CompareX, Hyperstation, etc.).


RESPONSIBILITIES


     CAP GEMINI RESPONSIBILITIES

           In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Cap Gemini will:

                 - Extract the qualified, quantified and staged source, in PDS format, from the staging libraries; extraction from source management libraries such as Panvalet are outside the scope of this Statement of Work.


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                        Page 10 of 18
Statement of Work # 01 for Titan                               [CAP GEMINI LOGO]

TITAN RESPONSIBILITIES

     In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Titan will:

         - Establish a Sponsors Committee whose members are able to make decisions about the project and are committed to attending the meetings

         -   Appoint a Project Executive and a full-time Project Manager

         -   Provide all necessary system support staff

         - Provide adequate work space, laser printers (with at least 2M memory), telephones (including speakerphones and analog lines), and use of other office equipment for each Cap Gemini team member while on-site

         - Provide system access (logons, passwords) with a response time of no more than two (2) seconds, as well as off-hours facilities access to all Cap Gemini team members working on-site

         - Provide documentation for the source to be renovated (i.e., how programs are supposed to run and system flows for batch; man-machine interface such as user guides for online)

         - Provide documentation to Cap Gemini, including hardcopy job output, system flows (batch JCL and on-line scripts), input control cards, job sequences, location and naming of input/output files and databases

         - Make no file layout changes once the test databases and files are extracted

COMPLETION CRITERIA

     This Statement of Work will be complete when Cap Gemini has provided the items listed in the above section titled Deliverables for which it is responsible.


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                        Page 11 of 18
Statement of Work # 01 for Titan                               [CAP GEMINI LOGO]

INVESTMENT SUMMARY

       Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Cap Gemini will, as part of this Year 2000 Validation Group project, help Titan Validate the identified inventory for Validation Group 01 for a fixed price of $xxx,xxx over xxxx weeks

       All out-of-scope work or variances to Cap Gemini's estimating assumptions that require additional work or result in project delays will be presented to Titan in the form of a Project Impact Report for approval or acknowledgment.

       In addition, Titan will pay travel and living expenses for Cap Gemini on-site project team members during the life for the project. These expenses will be billed at cost and invoiced bi-weekly throughout the term of the engagement. Cap Gemini will make every effort to minimize these expenses.

       The Agreement provides the terms and conditions underlying the services to be provided under this Statement of Work. This Statement of Work, and its terms and prices, are valid for six (6) weeks from the date on the Statement of Work. Cap Gemini will commence this engagement within six (6) weeks of signing an agreement with Titan.


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                        Page 12 of 18
Statement of Work # 01 for Titan                               [CAP GEMINI LOGO]

       This Statement of Work, including the Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merges and supersedes all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agrees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it expressly disclaims any reliance upon, any representation or statement not set forth herein or in the Agreement.

       This Statement of Work may be executed in separate counterparts, which together shall constitute a single instrument.

       The parties hereto have caused this Statement of Work to be executed by their respective duly Authorized Representatives.

       TITAN:                                  CAP GEMINI AMERICA, INC.:
       Signature                               Signature
       /s/ Peggy A. Owens                      /s/ James J. Woodward
       ----------------------------------      --------------------------------
       Name                                    Name
       Peggy A. Owens                          James J. Woodward
       ----------------------------------      --------------------------------
       Title                                   Title
       Business Manager                        Senior Vice President
       ----------------------------------      --------------------------------
       Date                                    Date
       4 May 1999                              May 4, 1999
       ----------------------------------      --------------------------------

       Titan Software Systems Corporation      1114 Avenue of Americas
       1900 Campus Commons Drive               29th Floor
       Suite 600                               New York, NY 10036
       Reston, VA 20191-1535                   212-944-6464


--------------------------------------------------------------------------------
Cap Gemini Validation Group                                        Page 13 of 18
Statement of Work # 01 for Titan                               [CAP GEMINI LOGO]

EXHIBIT A--REPRESENTATIONS AND WARRANTIES























-------------------------------------------------------------------------------
Cap Gemini Validation Group                                       Page 14 of 18
Statement of Work # 01 for Titan                              [CAP GEMINI LOGO]

EXHIBIT B--SOFTWARE LICENSE

                       EXHIBIT B TO STATEMENT OF WORK NUMBER __ TO
                   CONSULTING AGREEMENT - TRANSMILLENNIUM-TM- SERVICES
                              LICENSE RIGHTS TO EDM AND UDM

     By this Exhibit B to Statement of Work Number __ to the Consulting Agreement - TransMillennium-TM- Services dated _______, 19__ (the "Agreement"), CGA hereby grants to Client a non-exclusive, royalty-free license to use in a non-production environment for Client's own internal benefit (i) the software tool known as Electronic Data Mapper with the UDM Map Generator (the "EDM") in connection with Electronic DataMaps produced by CGA as a result of CGA's scanning of Client Code pursuant to this Statement of Work and the Agreement, and (ii) the computer program known as the Universal Data Migrator (the "UDM") in connection with UDM Maps generated by the Electronic Data Mapper utilized by Client pursuant to this Statement of Work and the Agreement. This license permits the Client to install the EDM on one network server or one workstation only. CGA shall deliver to Client the object code for the EDM and the UDM. Client shall ensure that use of the EDM and the UDM is made only by (i) Client's employees, (ii) individuals or entities which sell only the services of individuals with sufficient skills to work on Year 2000 service projects (subject to the execution of a non-disclosure agreement providing for the protection of the EDM and the UDM) which does not include, and Client shall not allow access to the EDM or the UDM by, any individual or entity that otherwise sells, markets or delivers Year 2000 services, or (iii) individuals or entities approved in advance in writing by CGA in its discretion. Client acknowledges and agrees that CGA has no obligation under this Agreement to provide support or updates to the EDM or the UDM. The EDM and the UDM shall constitute Private Information of CGA and shall be subject to the provisions of Article 8 (CONFIDENTIALITY) of the Agreement. Without limiting the foregoing, Client may not modify, translate, disassemble or decompile the EDM or the UDM or any copy, in whole or in part.

-------------------------------------------------------------------------------
Cap Gemini Validation Group                                       Page 15 of 18
Statement of Work # 01 for Titan                              [CAP GEMINI LOGO]

     The Parties agree that the EDM and the UDM shall not be deemed to constitute products. Furthermore, Client acknowledges and agrees that the making of any additions, changes or other modifications to the EDM or UDM by anyone (other than by CGA's TransMillennium-TM- personnel within the scope of, and made as part of, the Year 2000 services provided under the Agreement and an express provision of a Statement of
     Work) SHALL VOID ANY REPRESENTATION OR WARRANTY OF CGA PURSUANT TO
     ARTICLE 9 OF THE AGREEMENT WITH REGARD TO THE EDM OR THE UDM, AS
     APPLICABLE.



     TITAN:                                  CAP GEMINI AMERICA, INC.:
     Signature                               Signature
     /s/ Peggy A. Owens                      /s/ James J. Woodward
     ----------------------------------      --------------------------------
     Name                                    Name
     Peggy A. Owens                          James J. Woodward
     ----------------------------------      --------------------------------
     Title                                   Title
     Business Manager                        Senior Vice President
     ----------------------------------      --------------------------------
     Date                                    Date
     4 May 1999                              May 4,1999
     ----------------------------------      --------------------------------

     Titan Software Systems Corporation      1114 Avenue of Americas
     1900 Campus Commons Drive               29th Floor
     Suite 600                               New York, NY 10036
     Reston, VA 20191-1535                   212-944-6464








-------------------------------------------------------------------------------
Cap Gemini Validation Group                                       Page 16 of 18
Statement of Work # 01 for Titan                              [CAP GEMINI LOGO]

APPENDIX 1: SOURCE EXTRACTION GUIDELINES

     - All source code must be compiled and linked in a baseline environment prior to extraction.

     - Cap Gemini will be responsible for extracting data from the source PDSs created by Titan. Data extraction from source management libraries such as Panvalet are outside the scope of this Statement of Work.

     - All COBOL program inventory will be submitted in one dataset; copybooks, Librarian and/or Panvalet Includes and DCLGENS together in a separate dataset; JCL, PROCs and Control Statement will each be submitted in their own datasets. This will result in five datasets in all.

     - Generated COBOL from Telon is to be submitted in a separate PDS from the Telon source and both separate from COBOL source.

     - Other languages included in the contract should be similarly divided, named and submitted.

     - DCLGENs, Librarian and/or Panvalet Includes and copybooks with the same names must be resolved so that names are unique and sent in one dataset.

     -    All JCL associated with the inventory must be submitted.

     - JCL with the same names from different libraries must be resolved so that names are unique and sent in one dataset.

     - PROCs with the same names from different libraries must be resolved so that names are unique and sent in one dataset.

     - Control Statements with the same names from different libraries must be resolved so that names are unique and sent in one dataset.

     - The Cap Gemini Extraction Toolkit Guide must be followed for naming conventions.

     - AMB list (LISTDIR) for the load libraries must be sent to the ARC electronically.

     - If the DataMap is to be broken down by application (also known as an Application Level map option), a cross reference spreadsheet must be submitted. Column 1 must contain the application name; column 2 must contain the member name. This is required for program and JCL members.

     - All copybooks used by DBMS should be included in an appropriate copybook library by language type. For example, include COBOL DB2 DCLGENs in a separate copybook library. For IDMS, all programs and copybooks must be extracted from the IDD and stored in a sequential punch file format (special directions for IDMS will be provided at the Pre-Kickoff Meeting).

-------------------------------------------------------------------------------
Cap Gemini Validation Group                                       Page 17 of 18
Statement of Work #01 for Titan                               [Cap Gemini Logo]
                                                         Ideas People Technolgy

TABLE OF CONTENTS


EXECUTIVE SUMMARY............................................................................................1

SUMMARY......................................................................................................2

RENOVATE, VALIDATE, AND IMPLEMENT............................................................................3

SCOPE OF WORK................................................................................................3

ACTIVITIES...................................................................................................3

     SET UP..................................................................................................3
     RENOVATE PHASE..........................................................................................5

TESTING APPROACH.............................................................................................6

     VALIDATE PHASE..........................................................................................7
     IMPLEMENT PHASE.........................................................................................8

DELIVERABLES.................................................................................................8

SCHEDULE....................................................................................................11

     TYPICAL 1,000 PROGRAM SCHEDULE.........................................................................11

ASSUMPTIONS.................................................................................................12

RESPONSIBILITIES............................................................................................13

     CAP GEMINI RESPONSIBILTIES.............................................................................13
     TITAN RESPONSIBILITES..................................................................................14

COMPLETION CRITERIA.........................................................................................15

SCOPE OF WORK...............................................................................................16

ACTIVITIES..................................................................................................16

     20XX VALIDATION PREPARATION PHASE......................................................................16
     VALIDATE PHASE.........................................................................................19

DELIVERABLES................................................................................................20

SCHEDULE....................................................................................................22

ASSUMPTIONS.................................................................................................23

RESPONSIBILITIES............................................................................................25

     CAP GEMINI RESPONSIBILITIES............................................................................25
     TITAN RESPONSIBILITIES.................................................................................25

COMPLETION CRITERIA.........................................................................................25

INVESTMENT SUMMARY..........................................................................................26

EXHIBIT A -- REPRESENTATIONS AND WARRANTIES -- RENOVATE VALIDATE AND IMPLEMENT..............................28

EXHIBIT A -- REPRESENTATIONS AND WARRANTIES -- VALIDATION ONLY..............................................29

EXHIBIT B...................................................................................................31


APPENDIX 1: SOURCE EXTRACTION GUIDELINES....................................................................33

APPENDIX 2: RENOVATION STANDARDS............................................................................34

APPENDIX 3: PROGRAM COMPLEXITY LEVELS.......................................................................38

APPENDIX 4: MILESTONE PAYMENT SCHEDULE......................................................................39


STATEMENT OF WORK NUMBER #01 FOR TITAN SOFTWARE SYSTEMS CORPORATION TO SUBCONTRACTING AGREEMENT -- TSS-006-G060-99

     This document and its attachments comprise Statement of Work Number #01 (this "Statement of Work") under the Subcontract Agreement TSS-006-G060-99 (the "Agreement") made as of the ____________________________ day of
     ___________, 199__ by CAP GEMINI AMERICA LLC, a Delaware limited liability company ("Cap Gemini") and Titan Software Systems Corporation ("Titan" or "Client"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.

EXECUTIVE SUMMARY

     At Titan's request and direction, Cap Gemini agrees to perform services for The Government of the District of Columbia ("DC
     Government") consistent with this Statement of Work. Parties agree that contractual obligations are between Cap Gemini and Titan and Cap Gemini shall have no liability to DC Government.

     Cap Gemini has focused its Year 2000 offering on the biggest part of the Year 2000 challenge, the mainframe programs. Therefore, we are prepared to support Titan in providing language renovation services to Titan's client, DC Government, in the following areas:

     -    COBOL
     -    Easytrieve
     -    Focus

     With this in mind, we also understand that the DC Government has a significant inventory to be remediated and/or tested. Cap Gemini proposes a strategy for handling this volume of work, provided some significant assumption are realized:

     - Subject Matter Experts (SMEs) will be available from Titan to develop and produce test cases for validation activities

     - Baseline development and execution are accomplished according to the project schedule

     - SMEs will review the DataMaps according to the project schedule

     - Testing environment will be made available by Titan that can handle the anticipated work load

     - SMEs and the Cap Gemini project team will work together to develop a selective testing strategy -- generally, testing only the programs that have changed. This is an increased risk for Titan inasmuch as not all of the programs will be tested.

     Titan should review all of the assumptions outlined throughout this document.

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Cap Gemini Implementation Group                                    Page 1 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [Cap Gemini Logo]

     Understanding the stringent requirements and time constraints, Cap Gemini is proposing to perform an accelerated approach to addressing the Year 2000 challenges at Titan's client, the DC Government. We propose to perform a Set-Up to prepare the environment and get ready for the accelerated project. The Set-Up will take approximately one month. Success in a project like this depends not only on an excellent and proven technical approach, but also requires a significant and disciplined project management approach. Cap Gemini will use its ISO9001 certified quality system, PERFORM-Registered Trademark-, to manage this effort. Because of the unusual size and time constraints of this project, Cap Gemini proposes that Titan and Cap Gemini establish a Sponsor's Committee to oversee these efforts. This Sponsor's Committee is consistent with PERFORM-Registered Trademark- requirements. We suggest that Senior management of both organizations participate in the oversight effort. Mike Meyer, Cap Gemini's President and Jerry Nuzum, Cap Gemini's COO have both expressed interest in this effort and will be involved in status reporting. Jim Woodward, Cap Gemini Senior Vice President who is responsible for TransMillenium-TM- Services is planning to participate in the Sponsor's Committee.

SUMMARY

     The Cap Gemini strategy is integrated and end-to-end. Because our approach is truly repository based, once knowledge about a date is gained, it is available for the renovation, and validation activities. The Cap Gemini approach is focused on understanding the data and dates preceding any program or file changes, therefore the renovation occurs smoothly and accurately, and problems in testing are minimized. We believe that because we focus on understanding the specifics of what is to be done, that the amount of "re-do" because of incomplete information or information understood in different ways is minimized. Additionally, the leverage of the DataMap provides consistency throughout the entire project life cycle.

     This document contains two sections--Scope, Activities, Deliverables, Phase Descriptions, Deliverables and Assumptions for Renovate, Validate, Implement and Test Only projects.


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                    Page 2 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [Cap Gemini Logo]

RENOVATE, VALIDATE, AND IMPLEMENT

SCOPE OF WORK

     Titan's Implementation Groups (IG) consists of the source components listed in the table below. Each IG is a grouping of programs that are Renovated, Validated, and Implemented together. Cap Gemini's TransMillennium-TM- Services will assist Titan in providing its client with the Set Up, Renovation, Validation and Implementation of the IG inventory using Cap Gemini's Application Renovation Methodology-SM-and its automated ARCDRIVE-SM- toolset.

     Cap Gemini has agreed to handle Implementation Groups composed of:
     -    Mainframe COBOL
     -    Microfocus COBOL
     -    Focus
     -    Easytrieve

     For each Implementation Group, Titan will supply the specific scope in terms of:
     -    Number of Elements by language type
     -    Lines of Code
     -    Copybooks
     -    Jobstreams (JCL & Procs)

     Note 1: Unless specified, Cap Gemini assumes the average program size is 1,500 lines of code.

     Note 2: Unless specified, Cap Gemini assumes the number of copybooks is equal to the number of programs above, and the average size is 200 lines of code.

     Note 3: Unless specified, Cap Gemini assumes the number of batch jobstreams is equal to the number of programs above, and the average size is 100 lines of code.

     Note 4: Easytrieve can be included in the scope of work included in this Statement of Work. Once the number of programs is determined Cap Gemini will provide a separate pricing for the Easytrieve portion of the inventory.

ACTIVITIES

     Set Up precedes the start of the Implementation Group. Certain activities of the Renovate and Validate Phases occur simultaneously so that Baseline is complete as indicated in the Schedule section of this Statement of Work to avoid delays in 19XX and 20XX testing.

SET UP

     Set Up will help Titan get off to a running start by performing critical preparatory work before the actual Implementation Group start. Its primary purpose is to establish the test environment for the Renovate, Validate and Implement phases. Setting up the proper Year 2000 environment will reduce possible project impacts later.

-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                    Page 3 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [Cap Gemini Logo]

     During Set Up, Cap Gemini will conduct a Pre-Kickoff meeting to overview the project, review roles and responsibilities, and confirm the schedule. Cap Gemini will also review with Titan the information it must provide before extraction of the Implementation Group inventory, including:

     - For all application systems and data descriptions to be analyzed, Titan will:
          -  Identify inventory groupings and naming standards
          -  Locate source entities
     - Titan will provide insight on the current use of dates and initial guidance on the technical solution, including:
          -  Naming Conventions   - Date Field Strategy    - Formats of Dates
          -  Programmatic Date    - Use of Dates in Key    - Disposition of
             Clues                  Fields                   Reports and Screens

     Following the Pre-Kickoff meeting, Cap Gemini will conduct a number of presentations to help Titan team members better understand how to prepare for the renovation, validation and implementation of the Implementation Group. Topics will include:

     -    Inventory Resolution
     -    Extraction Guidelines
     -    Technical Approach
     -    Test Environment Requirements
     -    Validation Process Overview
     -    Baseline Creation

     Titan will qualify, quantify, link, compile and stage the Implementation Group inventory in compile-ready format without pre-compilers and pre-processors, other than SQL or CICS, according to the guidelines established in the Cap Gemini Extraction Toolkit provided by Cap Gemini and outlined in Appendix 1 of this Statement of Work. In preparation for extraction and to help minimize occurrences of missing inventory, Titan will compile the baseline programs from baseline source libraries and link executable baseline load modules into baseline load libraries with no return codes greater than 4; check load lengths against production load modules; and mitigate the differences.

     Titan will establish at least four (4) separate test environments -- Baseline, 19XX, 20XX, and Production (for service and load libraries) -- that reflect the Production environment in which the Implementation Group system(s) currently resides. Titan will create the Baseline application program environment from the same Production source programs that are to be extracted and sent to the ARC for renovation, and as specified in the Baseline Testing Guide provided by Cap Gemini.

     Following Baseline training, Titan team members will begin developing the Baseline data and scripts for the Implementation Group. Because it is the basis for all subsequent testing in the Validate Phase, Baseline creation should commence as soon as possible.

     During Set Up, both Cap Gemini and Titan will create their detailed project plans.


--------------------------------------------------------------------------------
Cap Gemini Implementation Group                                     Page 4 of 40
Statement of Work #01 for Titan                         Version 9.5 - April 1998
                                                                          [LOGO]

RENOVATE PHASE

     Titan and Cap Gemini will complete their detailed project plans during Kickoff week.

     During Kickoff week, Cap Gemini will facilitate Implementation Group-specific complexity analysis sessions for the Titan Subject Matter Experts (SMEs) to identify complexities in the Implementation Group and to select/devise the approaches to addressing the complexities. These SMEs should be the technical people responsible for maintaining the systems to be renovated.

     By the end of Kickoff week, Cap Gemini will extract the Implementation Group inventory from the libraries in which it is staged to 3480/3490 cartridges and send it to the Application Renovation Center to begin the renovation process. The ARC will scan the extracted inventory, review the results, and create the DataMap.

     Titan will provide a special spreadsheet that contains additional date naming standards that will accompany the extracted source to the ARC.

     Application programs can be coded in such a way that it is very difficult or even impossible to uncover date fields using any manual or automated technique without having application specific knowledge or documentation. To maximize application renovation success given the challenges of finding all dates, Cap Gemini will:

     - Track discoverable date fields through their interaction with other fields to uncover hidden date fields
     - Automate an integrated rapid analysis tool for technical domain analysis
     - Focus and facilitate application domain analysis by providing the DataMap for Titan application specialist review, customization, and specification sign-off

     While the ARC is creating the DataMap, Cap Gemini and Titan will begin to create the Renovation Specification, which forms the basis for all code renovation activities and which allows Titan to influence the specifics of its code renovation. The Renovation Specification consists of three parts:

     - The renovation complexities (those identified complexities that directly affect renovation, such as dates in keys) and their associated solutions
     - The confirmed DataMap, which details the type and disposition for each date field in each record layout
     - The Renovation Standards, which document the expected renovation results and which are included in Appendix 2 of this Statement of Work

     The DataMap will be sent to Titan to confirm and augment the ARC automated and technical domain discovery process. Cap Gemini will conduct DataMap and Renovation Standards presentations for Titan to coincide with the arrival of the DataMap.

     The DataMap provides a view into the application's use of data. It contains information about all records and parameters discovered through the ARCDRIVE toolset, repository and technical analysis. The DataMap Report will include:

     -    Data Naming Standards Used
     -    DataMap with low certainty items (which require review) highlighted


--------------------------------------------------------------------------------
Cap Gemini Implementation Group                                     Page 5 of 40
Statement of Work #01 for Titan                         Version 9.5 - April 1998
                                                                          [LOGO]

     Titan will review and confirm the DataMap using SMEs knowledgeable about the applications, file structures and data included in the IG inventory, including the following:

     -    Reviewing, modifying and validating all date field classifications
     -    Reviewing, modifying and validating all date field dispositions
     -    Identifying all multi-format record conditions
     - Reviewing, modifying, validating and identifying all new relationships of existing DataMap/Dataset groupings and DataMaps and Datasets not otherwise grouped
     -    Identifying any date fields not identified
     -    Identifying all fields requiring alignment

     During DataMap confirmation, limited individual date fields may be designated for renovation using expansion to address IG-specific complexities such as a date in a key field.

     After Titan confirms the DataMap and approves the Renovation
     Specification, Cap Gemini will use its automated ARCDRIVE technology to physically renovate the Implementation Group inventory based on the Titan Renovation Specification. Cap Gemini will return the following to Titan on 3480/3490 cartridges:

     - Renovated, work station pre-compiled programs, with internal line-of-code records (comments inserted)
     - All other renovated Implementation Group components, with internal line-of-code records (comments inserted) that document all ARC-created changes made to the code during renovation
     -    DataMap Extracts for use during Validate and Implement phases

     Cap Gemini will also return an External Change Log with the cartridges.

     If the confirmed DataMap indicates an expanded record, Cap Gemini will use its Universal Data Migrator-SM- (UDM-SM-) tool to create a model batch bridge for Titan's use.

     Cap Gemini will deliver and assist in the installation of its Year 2000 CALLed modules (e.g., CGACVT) invoked by the renovated code. Cap Gemini will grant to Titan a non-exclusive, royalty-free license to sublicense to DC Government, solely for DC Government's internal use, the inserted software subroutines. The terms of the license are described in Exhibit B of this Statement of Work.


TESTING APPROACH

     The validation step is composed of a variety of testing activities. Cap Gemini's view is that a Year 2000 Renovation Project is a type of conversion activity. Because the project is a conversion, the business functionality of the programs is not disturbed, only the ability to process dates correctly. With this in mind, our clients develop a Baseline that reflects a set of test cases whereby only date-related logic of the applications are tested. The Baseline reflects the amount of risk our clients are willing to accept based on the importance of the application to the business, and thereby testing duration and costs can be controlled. Some applications require significant testing, others not as extensive. In this Statement of Work, the parties will perform selective testing, testing the programs that been renovated. Our standard approach includes the following testing activities:


--------------------------------------------------------------------------------
Cap Gemini Implementation Group                                     Page 6 of 40
Statement of Work #01 for Titan                         Version 9.5 - April 1998
                                                                          [LOGO]

     - Baseline--a client driven and executed step. The Baseline development is a critical testing activity. In the Baseline, our client establishes a separate test environment for the Baseline, develops or uses existing test cases, prepares test data, and executes the Baseline and captures the results. This step demonstrates the "as is" of the Implementation Group. Key outputs are saved and will become the basis of comparison.

     - 19XX Test--this is the actual first test performed, and would be executed in the client 19XX environment. The objective of the 19xx test is to demonstrate that no defects were introduced as a result of the renovation process. The 19xx test uses the same inputs as the Baseline. The dates in these inputs are expanded using our Universal Data Migrator-SM- (UDM-SM-) tool as appropriate. The 19XX test is run using the renovated source components, and the outputs are compared using a tool such as CompareX to the outputs from the Baseline. If our client decides to expand dates, UDM will expand the corresponding Baseline outputs. Any differences are reconciled. These outputs are the deliverable from the 19XX test.

     - 20XX Test--the objective of the 20XX test is to demonstrate that the programs process dates spanning 1999 to 2000 properly. The 20XX test is accomplished by "time-warping" the test data used in the 19XX test with our UDM tool. Because UDM uses an extract of the same Data Map used to renovate the source components, it has the same knowledge of the location and format of the dates in the test data. Time Warping occurs by adding a fixed number of years to all dates in the input test data. UDM facilitates this Time Warping in a user-friendly manner--through the use of a parameter. The 20XX test is run, and compared to the outputs of the Baseline (also Time Warped).

VALIDATE PHASE

     During the Validate Phase, using the "selective testing" approach, up to 30% of the programs identified in the Scope of Work will be validated. Cap Gemini believes that selective testing is necessary to achieve the aggressive project schedule. Titan will identify which programs will be validated, and for these programs, Titan will finalize test environments, scripts and data, and provide independent and restartable tests for the programs to be tested. Titan will run the final Baseline using the prepared test scripts and test data in the Baseline environment created for the Implementation Group, capturing all input, output and intermediate files and reports. Titan will run the Baseline from an environment separate from Production with sufficient DASD as required by the Baseline plans and scripts.

     Cap Gemini will install and initiate UDM for the Implementation Group, and will activate the DataMap extracts returned from the ARC with the renovated code. Cap Gemini will grant to Titan a non-exclusive, royalty-free license to sublicense to DC Government, solely for DC Government's internal use, the UDM. The terms of the license are described in Exhibit B of this Statement of Work. Cap Gemini will conduct a session for Titan on the use of UDM and will provide user documentation.


--------------------------------------------------------------------------------
Cap Gemini Implementation Group                                     Page 7 of 40
Statement of Work #01 for Titan                         Version 9.5 - April 1998
                                                                          [LOGO]

     Cap Gemini will perform the 19XX test by running the renovated code in the 19XX environment using the Baseline test scripts (on-line) and scripted jobstreams (batch). Cap Gemini will execute compares of all 19XX input, output and intermediate files and reports to the Baseline results. Cap Gemini will provide these comparison results to Titan for review and acceptance (sign-off).

     Cap Gemini will use UDM to advance years in the Baseline data by a consistent increment, specified by Titan, for 20XX testing. Cap Gemini will manually advance years in the Baseline scripts by the same increment.

     Cap Gemini will perform the 20XX test on the renovated code in the 20XX environment using the incremented data and scripts to demonstrate that the renovated programs run to completion. Cap Gemini will provide the 20XX test job logs to Titan for acceptance of successful job completion. Titan will provide signed acceptance of the 20XX test based on the validity of the 20XX test execution.

     Because 20XX test results are expected to contain legitimate differences from Baseline and 19XX results, Titan will provide SMEs to anticipate the expected results and to verify the correctness of the actual results.

IMPLEMENT PHASE

     Titan will freeze (prohibit further changes to) the Production version of the Implementation Group entities when the Production source code is copied to new libraries for resynchronization with the renovated source code. Titan will execute a proper back up of production source, load libraries, JCL, and necessary data (files and databases).

     Cap Gemini and Titan will compare the frozen production source to the original Baseline source, using a comparison tool provided by Titan and approved by Cap Gemini, to identify and assess Production changes that could impact the implementation process.

     Cap Gemini and Titan will synchronize the Baseline, Production and renovated source, using a resynchronization tool provided by Titan and approved by Cap Gemini, to produce the Implementation Group's final Production source for implementation.

     Titan will convert Production data and install bridges, if necessary.

     Titan will move the renovated Implementation Group components into Production.

DELIVERABLES

     The deliverables to be created and made available to Titan under this Statement of Work are limited to the following:

     ---------------------------------------------------------------------------
                                                        RESPONSIBILITY
                    DELIVERABLES               ---------------------------------
            (X=LEADS     X=PARTICIPATES)           CAP GEMINI       TITAN
       SET UP

       -  Year 2000 Project-Related Presentations       X
     ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cap Gemini Implementation Group                                     Page 8 of 40
Statement of Work #01 for Titan                         Version 9.5 - April 1998
                                                                          [LOGO]

     ---------------------------------------------------------------------------
                                                        RESPONSIBILITY
                    DELIVERABLES               ---------------------------------
            (X=LEADS     X=PARTICIPATES)           CAP GEMINI       TITAN
     ---------------------------------------------------------------------------
       -  Test Environments (Baseline, 19XX,                          X
          20XX, Production)
     ---------------------------------------------------------------------------
       -  Extraction Toolkit                           X
     ---------------------------------------------------------------------------
       -  Baseline Testing Guide                       X
     ---------------------------------------------------------------------------
       -  Qualified, Quantified, Linked, Compiled                     X
          and Staged Inventory
     ---------------------------------------------------------------------------
       RENOVATE

       -  Project Quality Plan                         X
     ---------------------------------------------------------------------------
       -  Detailed Project Plans                       X              X
     ---------------------------------------------------------------------------
       -  Extracted IG Inventory                       X
     ---------------------------------------------------------------------------
       -  IG-Specific Complexity Analysis Sessions     X              X
     ---------------------------------------------------------------------------
       -  Identified IG Complexities                                  X
     ---------------------------------------------------------------------------
       -  IG Complexity Solutions                      X              X
     ---------------------------------------------------------------------------
       -  Unconfirmed DataMaps                         X
     ---------------------------------------------------------------------------
       -  DataMap Review and Renovation Standards      X
          Presentations
     ---------------------------------------------------------------------------
       -  Renovation Specification

          -  Renovation Complexities/Solutions         X              X
     ---------------------------------------------------------------------------
          -  Confirmed DataMap                                        X
     ---------------------------------------------------------------------------
          -  Renovation Standards                      X
     ---------------------------------------------------------------------------
       -  Renovated source (programs, copybooks,       X
          JCL, PROCs, etc.) with line-of-code
          comments documenting each change made
     ---------------------------------------------------------------------------
       -  External Change Log                          X
     ---------------------------------------------------------------------------
       -  DataMap Extracts                             X
     ---------------------------------------------------------------------------
       -  Required Year 2000 Called Modules            X
          (subroutines)
     ---------------------------------------------------------------------------
       -  Called Modules Guide                         X
     ---------------------------------------------------------------------------
       -  Model Batch (UDM) Bridge(s) (if required)    X
     ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cap Gemini Implementation Group                                     Page 9 of 40
Statement of Work #01 for Titan                         Version 9.5 - April 1998
                                                                          [LOGO]

-------------------------------------------------------------------------------
              DELIVERABLES                                RESPONSIBILITY
                                                  -----------------------------
      (X = LEADS    X = PARTICIPATES)             CAP GEMINI            TITAN
-------------------------------------------------------------------------------
VALIDATE -- 30% OF INVENTORY IDENTIFIED IN
THE SCOPE OF WORK SECTION

-  Baseline Test Data and Scripts                                         X
-------------------------------------------------------------------------------
-  Completed Baseline with Capture of All                                 X
   Input, Output and Intermediate Files and
   Reports
-------------------------------------------------------------------------------
-  Universal Data Migrator (UDM)                      X
-------------------------------------------------------------------------------
-  UDM Guide                                          X
-------------------------------------------------------------------------------
-  UDM Training                                       X
-------------------------------------------------------------------------------
-  19XX Test Results                                  X
-------------------------------------------------------------------------------
-  19XX Test Acceptance                                                   X
-------------------------------------------------------------------------------
-  Time-Warped Baseline Data                          X
-------------------------------------------------------------------------------
-  20XX Test Job Logs                                 X
-------------------------------------------------------------------------------
-  Determination of 20XX Test Correctness                                 X
-------------------------------------------------------------------------------
-  20XX Test Acceptance                                                   X
-------------------------------------------------------------------------------
IMPLEMENT

-  Freeze Notification                                                    X
-------------------------------------------------------------------------------
-  Resynchronized Source Code                         X                   X
-------------------------------------------------------------------------------
-  Production-ready UDM Bridges (if required)                             X
-------------------------------------------------------------------------------
-  Converted Production Data, if necessary                                X
-------------------------------------------------------------------------------
-  Migrated (to Production) IG Components                                 X
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 10 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

SCHEDULE

  TYPICAL 1,000 PROGRAM SCHEDULE

  -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                I
                                                                                                                                M
                                                                                                                                P
  PLANNED SCHEDULE                                              RENOVATE / VALIDATE                                             L
                                       (Titan Set Up activities as defined in section titled Assumptions, must be complete      E
                                                        before Renovate and Validate can start)                                 M
                                                                                                                                E
                                                                                                                                N
                                                                                                                                T
  --------------------------------------------------------------------------------------------------------------------------------
  ACTIVITY         WEEK #   -2   -1    1   2   3   4   5   6   7   8   9   10  11  12  13  14  15  16  17  18  19  20  21  22  23
  --------------------------------------------------------------------------------------------------------------------------------
  Pre-Kickoff Meeting        J
  Kickoff Meeting                      J
  Extract Inventory                    C
  Create DataMaps                          C   C
  Identify Complexities                J   J   J
  Solve Complexities                   J   J   J
  Confirm DataMaps                                 T   T
  Finalize Renovation
    Specification                                      J
  Renovate Source                                          C   C   C   C
  Execute Baseline                     T   T   T   T   T   T   T   T   T
  Execute 19XX Test                                                         C   C   C   C   C   C   C   C
  Accept 19XX Results                                                       A   A   A   A   A   A   A   A
  Execute 20XX Test                                                                             C   C   C   C   C   C   C   C
  Verify 20XX Results                                                                           A   A   A   A   A   A   A   A
  Accept 20XX                                                                                   A   A   A   A   A   A   A   A
  Freeze Production
    Inventory                                                                                                                   T
  Compare Baseline &
    Production Source                                                                                                           J
  Resync Source                                                                                                                 J
  Accept & Sign-Off
    Project                                                                                                                     T
                            -2   -1    1   2   3   4   5   6   7   8   9   10  11  12  13  14  15  16  17  18  19  20  21  22  23
  --------------------------------------------------------------------------------------------------------------------------------
                                       C = Cap Gemini          J = Joint Effort          T = Titan


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 11 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

ASSUMPTIONS

     Cap Gemini's proposed price and schedule are based on the scope of work, assignment of responsibilities, deliverables and assumptions presented in this Statement of Work. It is important to understand the assumptions upon which Cap Gemini based its price. The assumptions enable Cap Gemini to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

     If the scope of work, assignment of responsibilities, deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule and/or deliverables. If any of these do change, a Cap Gemini Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

     -  The technical approach to the renovation will be INTERPRETATION.

     - The program high, medium, low complexity mix is 1:1:1, as described in Appendix 3 of this Statement of Work.

     -  Screens and reports will not be changed.

     - A "selective testing" approach will be utilized. Selective testing tests the programs that have been changed, and other programs identified by Titan. We believe that selective testing is necessary to achieve the aggressive project schedule. Assumptions surrounding selective testing are:

        -  30% of the programs will be tested

        -  Titan will identify the programs to be tested

        - Titan will provide independent and restartable tests for the programs to be tested

     - Titan will contract directly with DC Government and IBM to provide Data Center services for testing for IBM MVS based mainframe testing. Titan represents that the DC Government agrees to absorb all costs associated with providing Data Center services, including required software and systems programming support.

     - Should Titan provide Cap Gemini with Microfocus COBOL code, Titan will provide Cap Gemini with a suitable testing environment.

     - Titan will have completed the following Set-Up activities before Week One (Kickoff week) of the project schedule:

        - Qualified, quantified, linked, compiled and staged the Implementation Group inventory as described in the Activities section of the Statement of Work, and according to the guidelines established in the Extraction Toolkit provided by Cap Gemini and summarized in Appendix I of this Statement of Work.

        - For each concurrent IG--established at least four separate test environments -- Baseline, 19XX, 20XX and Production (for service and load libraries) -- that comply with the Production environment in which the Implementation Group system(s) currently reside.


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 12 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

        - Created the Baseline application program environment from the same Production source programs that are to be extracted and sent to the ARC for renovation

     - Extracted source code and confirmed DataMaps are expected to be
       received   according to the project schedule. Late shipments or
       elements found by the   ARC to be missing from the program logic that
       results in delays will be   charged to Titan as project Impacts.

     - Titan will include whole applications, as opposed to selected pieces, in the Implementation Group inventory to allow the ARCDRIVE toolset to detect hidden dates and resolve usage.

     - Titan will confirm the DataMaps within twenty (10) ten business days of receiving the DataMaps from the ARC.

     - Titan will provide sign-off deliverables within five (5) working days of receipt. After five (5) working days, deliverables will be deemed accepted by Titan unless Cap Gemini is notified otherwise in writing.

     - Renovation will be limited to date fields and date-related fields.

     - Any required bridging will be limited to batch bridges and will be accomplished using the standard Cap Gemini UDM utility.

     - Resolution of issues not specified in the Renovation Specification that result in renovation errors are outside the scope of this Statement of Work.

     - Baseline tests will be independent, repeatable, and restartable.

     - Initiator priority and on-line priorities at near-production level will be available.

     - Baseline test data will not exceed the lesser of 1% of production test data or 1,000 records to create manageable test data volumes.

     - Date-related changes made to production programs or file layouts since the Baseline was extracted that require re-renovation of the affected programs are considered outside the scope of this Statement of Work.

     - This Statement of Work describes all the work to be performed and the deliverables that will be provided. Work or deliverables not contained in this Statement of Work are considered out-of-scope and are excluded from this offering.

     - Cap Gemini's Year 2000 non-disclosure/confidentiality agreement (document Z-1400) or the Consulting Agreement - TransMillenium-TM- Services must be signed before holding the Pre-Kickoff Meeting by Titan and its client, DC Government's third-party vendors who will be working on this project.

RESPONSIBILITIES

  CAP GEMINI RESPONSIBILITIES

    In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Cap Gemini will:


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 13 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

     - Extract the qualified, quantified and staged source in PDS format, from the staging libraries; extraction from source management libraries such as Panvalet are outside the scope of this Statement of Work

     - Handle any re-renovation due to changed specifications or changes to production following extraction as Project Impacts

     - Conduct a checkpoint meeting with Titan when the renovated code is returned from the ARC to review the Renovation results and deliverables, and the Validation strategy


  TITAN RESPONSIBILITIES

    In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Titan will:

     - Establish a Sponsors Committee whose members are able to make decisions about the project and are committed to attending the meetings

     - Appoint a Project Executive and a full-time Project Manager

     - Provide Subject Matter Experts (SMEs) knowledgeable of the applications, file structures and data included within the Implementation Group to participate primarily in building the Baseline tests, developing the Renovation Specification, confirming the DataMap, and reviewing the 20XX test results

     - Provide all necessary system support staff

     - Provide adequate work space, laser printers (with at least 2M memory), telephones (including speakerphones and analog lines), and use of other office equipment for each Cap Gemini team member while on-site

     - Provide system access (logons, passwords) with a response time of no more than two (2) seconds, as well as off-hours facilities access to all Cap Gemini team members working on-site

     - Provide to Cap Gemini the compile and link JCL and procedures used to resolve the inventory and compile the Baseline

     - Provide and install debugging, capture/playback, comparison and resynchronization tools, as documented in the Tools Guide provided by Cap Gemini, prior to Baseline execution

     - Provide documentation for the source to be renovated (i.e., how programs are supposed to run and system flows for batch; man-machine interface such as user guides for online)

     - Provide Baseline documentation to Cap Gemini, including hardcopy job output, system flows (batch JCL and on-line scripts) input control cards, job sequences, location and naming of input/output files and databases

     - Minimize date-related changes to production programs and make no file layout changes once the Baseline is extracted

-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 14 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

     - Modify production JCL to incorporate any required bridges and prepare turnover procedure for implementation to production

     - Plan conversion of the production data, test the conversion programs, and document the conversion procedure

     - Provide copy and load libraries

     - Provide the compile, link and bind procedures for migration to production

     - Be responsible for all implementation activities and review its procedures for volume promotion

COMPLETION CRITERIA

    This Statement of Work will be complete when Cap Gemini has provided the items listed in the above section titled Deliverables for which it is responsible.


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 15 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

SCOPE OF WORK

   Titan's Validation Group ("VG") consists of the source components listed in the table below. A VG is a grouping of programs that are Validated (tested) together. Cap Gemini will assist Titan with the Validation of the VG inventory by providing tools and services that aid in Year 2000 testing utilizing Cap Gemini's Application Renovation Methodology-SM- and the following tools and services:

   - A DataMap repository that identifies the type and format of the date related fields in all Input and Output data structures.

   - Software to perform Data Aging using the information in the DataMap repository.

   - Electronic cross-reference information that will facilitate the selection of test data, such as program to dataset and program to copybook references.


   --------------------------------------------------------
    SOURCE TYPE                       | ELEMENTS | LINES OF
                                      |          |   CODE
   --------------------------------------------------------
    MVS OS/VS COBOL and VS COBOL II   |          |
    Programs (1)                      |          |
   --------------------------------------------------------
    Copybooks (2)                     |          |
   --------------------------------------------------------
    Batch Jobstreams (JCL, PROCs) (3) |          |
   --------------------------------------------------------
          NOTE 1: For the purpose of Validation, a program is defined as any separately compliable entity.

          NOTE 2: Only copybooks referenced by programs included in the Validation Inventory will be processed.

          Note 3: Only JCL jobstreams which run programs included in the Validation Inventory should be sent for processing.


ACTIVITIES

     Certain activities of the Validate Phase occur simultaneously so that testcases/environment (Validation Tests) to be executed during the 20XX test can be completed as indicated in the Schedule section of this Statement of Work to avoid delays in 20XX testing.

  20XX VALIDATION PREPARATION PHASE

     During this phase Cap Gemini assists Titan in critical preparatory work before the actual VG start. The primary purpose of this Phase is to establish the test environment for the Validate phase. Setting up the proper Year 2000 test environment may reduce possible project impacts later.


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 16 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

      CAP GEMINI WILL CONDUCT A PRE-KICKOFF MEETING TO OVERVIEW THE PROJECT, REVIEW ROLES AND RESPONSIBILITIES, AND CONFIRM THE SCHEDULE. CAP GEMINI WILL ALSO REVIEW WITH TITAN THE INFORMATION IT MUST PROVIDE BEFORE EXTRACTION OF THE VALIDATION GROUP INVENTORY. TITAN WILL IDENTIFY INVENTORY GROUPINGS AND NAMING STANDARDS AND LOCATE SOURCE ENTITIES FOR ALL APPLICATION SYSTEMS AND DATA DESCRIPTIONS WITHIN THE VALIDATION GROUP.

      Following the Pre-Kickoff meeting, Cap Gemini will conduct a number of presentations to help Titan team members better understand how to prepare for the validation of the Validation Group. Topics will include:

      - Inventory Resolution

      - Extraction Guidelines

      Titan will qualify, quantify, link, compile and stage the Validation Group inventory in compile-ready format without pre-compilers and pre-processors, other than SQL or CICS, according to the guidelines established in the Cap Gemini Extraction Toolkit provided by Cap Gemini and outlined in Appendix 1 of this Statement of Work. In preparation for extraction and to help minimize occurrences of missing inventory, Titan will compile the baseline programs from baseline source libraries and link executable baseline load modules into baseline load libraries with no return codes greater than 4; check load lengths against production load modules; and mitigate the differences.

      Cap Gemini will conduct a number of sessions where Titan provides information about:

      - Test Environment Requirements

      - Testcase and Scenario design and execution considerations

      - Unique testing techniques/tools employed

      Titan will provide documentation on the Validation Tests including:

      - Job Control and Procedures used for Validation Group execution.

      - Remediated Sort control cards and parameter cards

      - Testcase execution procedures.

      - Environment description, parameters, setup, and testcase libraries

      - Testcases, naming conventions, run instructions, environmental setup, script dependencies, and extracted test data

      Cap Gemini will lead a series of meetings to develop the Validation Specification. Signoff is required by Titan on the Validation Specification document produced from these meetings. This forms the basis for the test execution in a 20XX environment by Cap Gemini.

      - Titan will determine the data aging factors for different systems/applications that are part of the Validation Group identify the specific business rules that need to be handled, and map this information to the Validation Tests created by Titan.

      - Titan will provide the Renovation strategy employed for Year 2000 Remediation.


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 17 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

      - Titan will provide the Renovation Standards employed to renovate the application programs and the solutions used to deal with renovation complexities.

        - Naming Conventions

        - Date field strategy

        - Formats of dates

        - Programmatic Date clues

        - Use of Dates in Key fields

        - Disposition of reports and screens

      Key deliverables jointly created from the Cap Gemini and Titan led meetings are a list of tests to be executed, names and location of all data, JCL, scenarios, online considerations, environment description and details, time warp factor, and overall validation execution plan.

      Titan and Cap Gemini will complete their detailed project plans during Kickoff week.

      A Cap Gemini Project Manager and a Technical Solutions Architect will be on-site for the duration of this engagement.

      By the end of Kickoff week, Cap Gemini will extract the Validation Group inventory from the libraries in which it is staged to 3480/3490 cartridges and send it to the Application Renovation Center to begin the QuickCheck process.

      Titan will provide a special spreadsheet that contains additional date naming standards that will accompany the extracted source to the ARC.

      The Application Renovation Center (ARC) will scan the extracted inventory, review the results, and create the DataMap and the Universal Data Migrator (UDM) Maps.

      The DataMap provides a view into the application's use of data. It contains information about all records and parameters discovered through the ARCDRIVE toolset, repository and technical analysis. The DataMap Report will include:

     - Data Naming Standards Used

     - DataMap with low certainty items (which require review) highlighted

     - Grouping of applications using the same datasets


     At the time the DataMaps, Message and Cross Reference Files are returned to Titan, Cap Gemini will provide the following training for up to 15 Titan personnel:

     - DataMap review

     - Electronic DataMap

     - Cap Gemini's Universal Data Migrator-SM- (UDM-SM-)

     - Message File Viewer


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 18 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

     At the same time, Cap Gemini will deliver to Titan the following tools to be used in the Validate process, which shall be licensed to Titan in accordance with the terms set forth in Exhibit B to this Statement of
     Work:

     -  Electronic DataMapper with UDM Map Generator

     -  UDM

     -  Message File Viewer

     -  System Analysis Report

20XX TEST READINESS CHECKPOINT

     Upon completion of the Validation Specification by Cap Gemini and Titan and with the data returned from the processing of the code at the ARC, Cap Gemini and Titan must mutually agree on the readiness for entrance into 20XX test. The following entrance criteria must be satisfied for Cap
     Gemini to begin 20XX test:

     - Validation Specification completed with all of the information identified above.

     - Results of analysis of code at the ARC indicate a reasonable level of renovation quality -- no more than 10% of the programs reviewed will have Year 2000 Issues. These results will be reviewed with Titan and the determination will be reached jointly by Cap Gemini and Titan.
        Cap Gemini will correct the 10% or less programs that are identified as having Year 2000 issues. If there are more than 10% of the programs that have Year 2000 issues and Titan wishes Cap Gemini to correct these programs, a Project Impact Report will be generated.

     - There is no requirement to regenerate UDMMAPs based on DataMap Review and Message File Viewer analysis.

     - The environment including sufficient MIPS, DASD, regions,and tools as defined during the Validation Preparation phase, testdata for data aging, and testcases are all in place and ready to be turned over to Cap Gemini for execution.

     - If the determination is made that 20XX test entrance must be delayed, a Project Impact will be generated.

VALIDATE PHASE

     Using the UDM Maps as input to UDM, Cap Gemini will use UDM to age the test data and validate date field content in preparation for Year 2000 testing. Cap Gemini will then execute the Year 2000 testcases according to the Validation Specification document.

     Cap Gemini will use UDM to advance years in the test data by increments specified by Titan for 20XX testing. Cap Gemini will manually advance years in the online test scripts by the same increment.

     Cap Gemini will perform the 20XX test in the 20XX environment using the incremented data and scripts to demonstrate that the testcases run to completion. Cap Gemini will provide the 20XX test job logs to Titan for acceptance of successful test execution. Titan will provide signed acceptance of the 20XX test based on the execution of the Validation Tests in using time warp data in a 20XX environment according to the specification.


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 19 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

     Cap Gemini will execute the testcases according to the information provided during the Validation Preparation Phase. If a rerun rate of over 10% is encountered for testcases due to environment problems, code quality problems, testcase errors, data errors, or any other issues, a Project Impact Report (PIR) will be generated.

DELIVERABLES

     The deliverables to be created and made available to Titan under this Statement of Work are limited to the following:

-------------------------------------------------------------------------------
              DELIVERABLES                                RESPONSIBILITY
                                                  -----------------------------
      (X = LEADS    x = PARTICIPATES)             CAP GEMINI            TITAN
-------------------------------------------------------------------------------
    -  Year 2000 Project-Related Presentations      X
-------------------------------------------------------------------------------
    -  Testcase Documentation                                             X
       (Environment, JCL, etc.)
-------------------------------------------------------------------------------
    -  Test Environment                                                   X
-------------------------------------------------------------------------------
    -  Extraction Toolkit                             X
-------------------------------------------------------------------------------
    -  Qualified, Quantified, Linked,                                     X
       Compiled and Staged Inventory
-------------------------------------------------------------------------------
    -  Extracted VG Inventory                         X
-------------------------------------------------------------------------------
    -  DataMaps                                       X
-------------------------------------------------------------------------------
    -  DataMap Extracts (UDMMaps)                     X
-------------------------------------------------------------------------------
    -  EDM Program and Documentation                  X
-------------------------------------------------------------------------------
    -  Message Files                                  X
-------------------------------------------------------------------------------
    -  UDM Map Generator and                          X
       Documentation
-------------------------------------------------------------------------------
    -  Message File Viewer and                        X
       Documentation
-------------------------------------------------------------------------------
    -  UDM and Documentation                          X
-------------------------------------------------------------------------------
    -  Test Data and Scripts                                              X
-------------------------------------------------------------------------------
    -  Test Specification Document                                        X
-------------------------------------------------------------------------------
    -  Aged Test Data                                 X
-------------------------------------------------------------------------------
    -  20XX Test Job Logs                             X
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 20 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

-------------------------------------------------------------------------------
              DELIVERABLES                                RESPONSIBILITY
                                                  -----------------------------
      (X = LEADS    x = PARTICIPATES)             CAP GEMINI            TITAN
-------------------------------------------------------------------------------
    -  20XX Test Execution                                                X
       Acceptance
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 21 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                              [CAP GEMINI LOGO]

SCHEDULE

       PLANNED SCHEDULE           PREPARATION              VALIDATION
-------------------------------------------------------------------------------
Activity          Week #  -4    1   2   3   4   5   6   7   8   9  10-14  16-18
-------------------------------------------------------------------------------
Pre-Kickoff Meeting        J
-------------------------------------------------------------------------------
Kickoff Meeting                J
-------------------------------------------------------------------------------
Qualify, Quantify, Link,
Compile and Stage Inventory    A
-------------------------------------------------------------------------------
Extract Inventory              C
-------------------------------------------------------------------------------
Test Planning                  J   J   J   J
-------------------------------------------------------------------------------
Code Scan/UDM Map Generation       C   C
-------------------------------------------------------------------------------
Review Output from Code Scan               J
-------------------------------------------------------------------------------
Test Readiness Assessment                       J
-------------------------------------------------------------------------------
Time Wrap Data                                      C   C
-------------------------------------------------------------------------------
Execute 20XX Test                                           C   C    C      C
-------------------------------------------------------------------------------
Accept 20XX                                                                 A
-------------------------------------------------------------------------------
Accept & Sign-Off Project                                                   A
-------------------------------------------------------------------------------
      C = Cap Gemini             J = Joint Effort                   A = Titan
      Schedule is based upon testing for 1000 programs.










-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 22 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                                    [LOGO]

ASSUMPTIONS

      Cap Gemini's proposed price and schedule are based on the scope of work, assignment of responsibilities, deliverables and assumptions presented in this Statement of Work. It is important to understand the assumptions upon which Cap Gemini based its price. The assumptions enable Cap Gemini to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

      If the scope of work, assignment of responsibilities, deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule, and/or deliverables. If any of these do change, a Cap Gemini Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

      - The code to be validated is deemed to be Y2K ready, and has been tested in a 19XX environment.

      - Titan will contract directly with DC Government and IBM to provide Data Center services for testing for IBM MVS based mainframe testing. Titan represents that the DC Government agrees to absorb all costs associated with providing Data Center services, including required software and systems programming support.

      - Should Titan provide Cap Gemini with Microfocus COBOL code, Titan will provide Cap Gemini with a suitable testing environment.

      - TITAN will have completed the following Set-Up activities before Week One (Kickoff week) of the project schedule:

      - Qualified, quantified, linked, compiled and staged the Validation Group inventory as described in the Activities section of the Statement of Work, and according to the guidelines established in the Extraction Toolkit provided by Cap Gemini and summarized in Appendix 1 of this Statement of Work.

      - 20XX test environments will be established that comply with the Production environment in which the Validation Group system(s) currently reside.

      - Created and tested the application program environment test cases in a 19XX mode against the same Production source programs sent to the ARC for UDM map creation.

      - Source code is extracted according to the project schedule. Late shipments or elements found by the ARC to be missing from the program logic that result in delays will result in a charge to TITAN as a Project Impact.

      - No more than 10% of the programs will have Year 2000 issues as identified by the QuickCHECK process.

      - TITAN will provide sign-off of all deliverables within five (5) working days of receipt. After five (5) working days, deliverables will be deemed accepted by TITAN unless Cap Gemini is notified otherwise in writing.


-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 23 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                                    [LOGO]

      - If the work is performed at a Titan Facility, initiator priority and on-line priorities at near-production level will be available.

      - Date-related changes to production programs or file layouts since the test data was extracted that require re-renovation of the affected programs are considered outside the scope of this Statement of Work.

      - Date-related changes to file layouts since the programs were extracted that require regeneration of the UDM maps are considered outside the scope of this Statement of Work.

      - Validate test cases that fail to complete normally due to incorrectly resolved file complexities is considered out of the scope of this agreement.

      - This Statement of Work described all the work to be performed and the deliverables that will be provided. Work or deliverables not contained in this Statement of Work are considered out-of-scope and are excluded from this offering.

      - Cap Gemini's Year 2000 non-disclosure/confidentiality agreement (document Z-1400) or the Subcontract Agreement - TSS-006-G060-99 must be signed before holding the Pre-Kickoff Meeting by TITAN and its third-party vendors who will be working on this project.

      - Cap Gemini will perform 21st century (20XX) testing on the programs identified by the Titan. These programs will be identified as part of this SOW and any deviation will result in the creation of a Project Impact.

      - Titan will provide all test data for the programs to be tested. It is recommended that small files (1,000 records) be used for testing purposes. Delays in providing the test data to the Cap Gemini test team will result in a Project Impact.

      - Cap Gemini will run the programs to a successful completion but it will be the responsibility of the Titan to verify the accuracy of the output. Smaller test files will expedite the review process.

      - If a program error results due to an existing program problem or an incorrectly renovated program by the Titan, Cap Gemini will document that an error has occurred and return it to the Titan for resolution. If Titan prefers Cap Gemini resolve the error, this correction will be done on a time and material basis. If this situation occurs, a Problem Impact Report will be generated resulting in additional costs to Titan and/or a schedule impact.

      -   Cap Gemini will correct errors resulting from 20XX tests.

      -   Tests will be set up with one screen test per screen format.

      -   Tests will be independent and restartable.

      - Titan will provide the necessary test tools (i.e.: Hourglass, CompareX, Hyperstation, etc.)

-------------------------------------------------------------------------------
Cap Gemini Implementation Group                                   Page 24 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998
                                                                    [LOGO]

RESPONSIBILITIES

  CAP GEMINI RESPONSIBILITIES
    In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Cap Gemini will:

      - Extract the qualified, quantified and staged source, in PDS format, from the staging libraries; extraction from source management libraries such as Panvalet are outside the scope of this Statement of Work

  TITAN RESPONSIBILITIES
    In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Titan will:

      - Establish a Sponsors Committee whose members are able to make decisions about the project and are committed to attending the meetings

      -  Appoint a Project Executive and a full-time Project Manager

      -  Provide all necessary system support staff

      - Provide adequate work space, laser printers (with at least 2M memory), telephones (including speakerphones and analog lines), and use of other office equipment for each Cap Gemini team member while on-site

      - Provide system access (logons, passwords) with a response time of no more than two (2) seconds, as well as off-hours facilities access to all Cap Gemini team members working on-site

      - Provide documentation for the source to be renovated (i.e., how programs are supposed to run and system flows for batch; man-machine interface such as user guides for online)

      - Provide documentation to Cap Gemini, including hardcopy job output, system flows (batch JCL and on-line scripts), input control cards, job sequences, location and naming of input/output files and databases

      - Make no file layout changes once the test databases and files are extracted


COMPLETION CRITERIA
      This Statement of Work will be complete when Cap Gemini has provided the items listed in the above section titled Deliverables for which it is responsible.


-----------------------------------------------------------------------------
Cap Gemini Implementation Group                                 Page 25 of 40
Statement of Work # 01 for Titan                     Version 9.5 - April 1998

INVESTMENT SUMMARY
      Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Cap Gemini will, as part of this Year 2000 Implementation Group project, help Titan Renovate, Validate and Implement the identified inventory for a fixed price of [...***...] per COBOL, Focus and Easytrieve line of code. Cap Gemini will, as a part of this Year 2000 Testing project, help Titan Validate the identified inventory for a fixed price of [...***...] per line of COBOL, Focus and / or Easytrieve Code. The minimum amount of this Agreement is [...***...]. This amount can be worked down at the rate of [...***...] for Renovation, Validation lines of code or [...***...] for Tested Code. Titan shall pay this amount in milestone payments. All out-of-scope work or variances to Cap Gemini's estimating assumptions that require additional work or result in project delays will be presented to Titan in the form of a Project Impact Report for approval or acknowledgment.

      The Agreement provides the terms and conditions underlying the services to be provided under this Statement of Work. This Statement of Work, and its terms and prices, are valid for six (6) weeks from the date on the Statement of Work. Cap Gemini will commence this engagement within six (6) weeks of signing an agreement with Titan.



-----------------------------------------------------------------------------
Cap Gemini Implementation Group                                 Page 26 of 40
Statement of Work # 01 for Titan                     Version 9.5 - April 1998

                       *CONFIDENTIAL TREATMENT REQUESTED

      This Statement of Work, including the Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merges and supercedes all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agrees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it expressly disclaims any reliance upon, any representation or statement not set forth herein or in the Agreement.

      This Statement of Work may be executed in separate counterparts, which together shall constitute a single instrument.

      The parties hereto have caused this Statement of Work to be executed by their respective duly Authorized Representatives.


      TITAN SOFTWARE SYSTEMS             CAP GEMINI AMERICA LLC:
      CORPORATION:
      Signature                          Signature
      /s/ Peggy A Owens                  /s/ James J. Woodward
      -----------------------------      -----------------------------
      Name                               Name

      Peggy A Owens                      James J. Woodward
      -----------------------------      -----------------------------
      Title                              Title

      Business Manager                   Senior Vice President
      -----------------------------      -----------------------------
      Date                               Date

      4 May 1999                         May 4 1999
      -----------------------------      -----------------------------
      Titan Software Systems Corporation  1114 Avenue of Americas
      1900 Campus Commons Drive           29th Floor
      Suite 600                           New York, NY 10036
      Reston, VA 20191-1535               212-944-6464



-----------------------------------------------------------------------------
Cap Gemini Implementation Group                                 Page 27 of 40
Statement of Work # 01 for Titan                     Version 9.5 - April 1998

EXHIBIT A -- REPRESENTATIONS AND WARRANTIES -- RENOVATE VALIDATE AND IMPLEMENT


                   EXHIBIT A TO STATEMENT OF WORK 01 TO
                SUBCONTRACTING AGREEMENT -- TSS-006-G060-99
         REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

       COMPREHENSIVE RENOVATION, VALIDATION AND IMPLEMENTATION SERVICES


      CGA represents and warrants to Client that any source code change made by CGA as part of the Year 2000 Services shall be consistent with the DataMap specifications and renovation specifications. In the event of a breach of the foregoing warranty, CGA shall correct the change so as to bring it into compliance with that warranty. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 60 days of the first production run of a daily, weekly or monthly system, or of the first simulated or actual run of a quarterly, semi-annual or annual system. Client shall implement the renovated Code and conduct that first run no later than 30 days after Client's sign-off on testing of such renovated Code. Failure to make such claim within said 60-day period shall constitute a waiver by Client of said claim.

      The services provided hereunder are dependent upon the information supplied by Client to CGA with regard to Client's Code, including without limitation Client's review of the DataMap, and upon the test data provided by Client. In light of this, and the changes which might be made by Client or any third party in any Code that CGA renovates or in Code that interacts with that Code, CGA provides the warranty set forth above for the time period set forth above and does not warrant that any Code will function without problems.


      TITAN SOFTWARE SYSTEMS              CAP GEMINI AMERICA LLC:
      CORPORATION:
      Signature                           Signature

      /s/ Peggy A Owens                   /s/ James J. Woodward
      --------------------------------    -----------------------------------
      Name                                Name

      Peggy A Owens                       James J. Woodward
      --------------------------------    -----------------------------------
      Title                               Title

      Business Manager                    Senior Vice President
      --------------------------------    -----------------------------------
      Date                                Date

      4 May 1999                          May 4, 1999
      --------------------------------    -----------------------------------
      Titan Software Systems Corporation    1114 Avenue of Americas
      1900 Campus Commons Drive             29th Floor
      Suite 600                             New York, NY 10036
      Reston, VA 20191-1535                 212-944-6464



-----------------------------------------------------------------------------
Cap Gemini Implementation Group                                 Page 28 of 40
Statement of Work # 01 for Titan                     Version 9.5 - April 1998

EXHIBIT A -- REPRESENTATIONS AND WARRANTIES -- VALIDATION ONLY


                   EXHIBIT A TO STATEMENT OF WORK 01 TO
                SUBCONTRACTING AGREEMENT -- TSS-006-G060-99
         REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES


      VALIDATION ONLY

      In connection with Year 2000 Validation only Services provided pursuant to the Statement of Work, CGA represents and warrants that CGA will scan all data which the Client sends to CGA (which has been extracted in accordance with the Extraction Guide) and that CGA will provide an Electronic DataMap based on this source data which will substantially conform to the description in the EDM Guide. In the event of a breach of the foregoing warranty, Client's sole remedy shall be for CGA to perform again the services in respect of which the foregoing has been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 90 days of Client's receipt of the Electronic DataMap from CGA or said claim shall be waived.

      Client recognizes that it is responsible for all information supplied to CGA with respect to Client's Code, including without limitation Client's review of the DataMap, if applicable. ACCORDINGLY, EXCEPT AS SET FORTH IN THE PRECEDING PARAGRAPH AND THE IMMEDIATELY FOLLOWING PARAGRAPH AND IN ARTICLE 3 OF THE AGREEMENT, CGA EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES. Without limiting the foregoing, Client recognizes that CGA specifically does not warrant that, in performing these services, CGA will identify all Client Code which may not properly handle dates during and after the Year 2000. THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND CGA DOES NOT WARRANT ANY PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN THE EFFORTS EXPENDED WITH RESPECT TO THE PARTICULAR STATEMENT OF WORK. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT CGA DOES NOT WARRANT THAT THE TESTING OF CLIENT'S CODE WILL BE COMPLETE OR MEET ANY PARTICULAR SERVICE LEVEL OR QUALITY.

      CGA further represents and warrants that the software licensed to Client by CGA pursuant to Exhibit B to the Statement of Work will function substantially in accordance with its documentation provided that such software has been used in accordance with operating instructions. CGA is not responsible for obsolescence of the software provided hereunder that may result from changes in Client's requirements. The foregoing warranty shall apply only to the most current version of the software at issue. CGA assumes no responsibility for the use of superseded, outdated, or uncorrected versions of the software.



-----------------------------------------------------------------------------
Cap Gemini Implementation Group                                 Page 29 of 40
Statement of Work # 01 for Titan                     Version 9.5 - April 1998

      In the event of a breach of the foregoing warranty with respect to licensed software, CGA will use commercially reasonable efforts to correct the defect. In the event that such defect is not corrected, CGA will replace the software at no charge or, at CGA's option, CGA will refund the purchase price for such software. This paragraph sets forth Client's sole and exclusive remedy, and CGA's sole and exclusive liability, with respect to defective software. Any claim for breach of the foregoing warranty must be made by written notice to CGA within 90 days of Client's receipt from CGA of the software at issue or said claim shall be waived.


      TITAN:                              CAP GEMINI AMERICA LLC:
      Signature                           Signature

      /s/ Peggy A Owens                   /s/ James J. Woodward
      --------------------------------    -----------------------------------
      Name                                Name

      Peggy A Owens                       James J. Woodward
      --------------------------------    -----------------------------------
      Title                               Title

      Business Manager                    Senior Vice President
      --------------------------------    -----------------------------------
      Date                                Date

      4 May 1999                          May 4, 1999
      --------------------------------    -----------------------------------
      Titan Software Systems Corporation    1114 Avenue of Americas
      1900 Campus Commons Drive             29th Floor
      Suite 600                             New York, NY 10036
      Reston, VA 20191-1535                 212-944-6464



-----------------------------------------------------------------------------
Cap Gemini Implementation Group                                 Page 30 of 40
Statement of Work # 01 for Titan                     Version 9.5 - April 1998

EXHIBIT B

                EXHIBIT B TO STATEMENT OF WORK NUMBER 01 TO
                SUBCONTRACTING AGREEMENT - TSS-006-G060-99
                 LICENSE RIGHTS TO CGADATE/CGACVT AND UDM


     By this Exhibit B to the Subcontracting Agreement - TSS-006-G060-99 dated _____________, 19___ (the "Agreement"), CGA hereby grants to Client a non-exclusive, royalty-free license to sublicense to DC Government, solely for DC Government's internal use, in connection with the Code renovated by CGA pursuant to this Statement of Work and the Agreement, the software routines known as CGACVT and CGADATE (the "Licensed Routines") and the computer program known as the Universal Data Migrator ("UDM"). CGA shall deliver to Client the source code for the Licensed Routines and the object code for the UDM. Client shall ensure that use of the Licensed Routines and the UDM is made only by (i) DC Government's employees, (ii) individuals or entities which sell only the services of individuals with sufficient skills to work on Year 2000 service projects (subject to the execution of a non-disclosure agreement providing for the protection of the Licensed Routines and the UDM) which does not include, and Client shall not allow access to the Licensed Routines or the UDM by, any individual or entity that otherwise sells, markets or delivers Year 2000 services, or (iii) individuals or entities approved in advance in writing by CGA in its discretion. Client acknowledges and agrees that CGA has no obligation under this Agreement to provide support or updates to the Licensed Routines or the UDM. The Licensed Routines and the UDM shall constitute Private Information of CGA and shall be subject to the provisions of Article 8 (CONFIDENTIALITY) of the Agreement. In addition, Client shall keep (or shall ensure that DC Government keeps) the source code for the Licensed Routines in protected libraries in order to protect the proprietary nature of that software.


_______________________________________________________________________________
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Statement of Work #01 for Titan                        Version 9.5 - April 1998

     Client acknowledges and agrees that the making of any additions, changes or other modifications to the Licensed Routines or the UDM by anyone (other than by CGA's TransMillennium-TM- personnel within the scope of, and made as part of, the Year 2000 services provided under the Agreement and an express provision of a Statement of Work) SHALL VOID ANY REPRESENTATION OR WARRANTY OF CGA PURSUANT TO ARTICLE 3 OF THE AGREEMENT WITH REGARD TO THE LICENSED ROUTINES OR THE UDM AS WELL AS WITH REGARD TO RENOVATED SOFTWARE WHICH UTILIZES THAT LICENSED ROUTINE OR WITH REGARD TO SOFTWARE RENOVATED USING THE UDM.

     TITAN SOFTWARE SYSTEMS CORPORATION:     CAP GEMINI AMERICA LLC:

     Signature                               Signature

     /s/ Peggy A. Owens                      /s/ James J. Woodward
     __________________________________      __________________________________
     Name                                    Name

         Peggy A. Owens                          James J. Woodward
     __________________________________      __________________________________
     Title                                   Title

         Business Manager                        Senior vice President
     __________________________________      __________________________________
     Date                                    Date

         4 May 1999                              May 4 1999
     __________________________________      __________________________________

     Titan Software Systems Corporation      1114 Avenue of Americas
     1900 Campus Commons Drive               29th Floor
     Suite 600                               New York, NY 10036
     Reston, VA 20191-1535                   212-944-6464



_______________________________________________________________________________
Cap Gemini Implementation Group                                   Page 32 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998

APPENDIX 1: SOURCE EXTRACTION GUIDELINES

     - All source code must be compiled and linked in a baseline environment prior to extraction.

     - Cap Gemini will be responsible for extracting data from the source PDSs created by Titan. Data extraction from source management libraries such as Panvalet are outside the scope of this Statement of Work.

     - All COBOL program inventory will be submitted in one dataset; copybooks, Librarian and/or Panvalet Includes and DCLGENS together in a separate dataset; JCL, PROCs and Control Statement will each be submitted in their own datasets. This will result in five datasets in all.

     - Generated COBOL from Telon is to be submitted in a separate PDS from the Telon source and both separate from COBOL source.

     - Other languages included in the contract should be similarly divided, named and submitted.

     - DCLGENs, Librarian and/or Panvalet Includes and copybooks with the same names must be resolved so that names are unique and sent in one dataset.

     -    All JCL associated with the inventory must be submitted.

     - JCL with the same names from different libraries must be resolved so that names are unique and sent in one dataset.

     - PROCs with the same names from different libraries must be resolved so that names are unique and sent in one dataset.

     - Control Statements with the same names from different libraries must be resolved so that names are unique and sent in one dataset.

     - The Cap Gemini Extraction Toolkit Guide must be followed for naming conventions.

     - AMB list (LISTDIR) for the load libraries must be sent to the ARC electronically.

     - If the DataMap is to be broken down by application (also known as an Application Level map option), a cross-reference spreadsheet must be submitted. Column 1 must contain the application name; column 2 must contain the member name. This is required for program and JCL members.

     - All copybooks used by DBMS should be included in an appropriate copybook library by language type. For example, include COBOL DB2 DCLGENs in a separate copybook library. For IDMS, all programs and copybooks must be extracted from the IDD and stored in a sequential punch file format (special directions for IDMS will be provided at the Pre-Kickoff Meeting).


_______________________________________________________________________________
Cap Gemini Implementation Group                                   Page 33 of 40
Statement of Work #01 for Titan                        Version 9.5 - April 1998

APPENDIX 2: RENOVATION STANDARDS

     The Application Renovation Center (ARC) renovation process is carefully designed to transform programs according to the Renovation Specification with minimum disruption to the working logic of the program. This is to ensure the highest quality renovation and the lowest risk during testing. The renovation process may include data fields that are either expanded or interpreted (suppressed), which is determined by the Data Map.

     This document describes the standard changes that will be made by the automated and manual renovation processes. Of course, there will be cases where additional analysis and manual code changes will be required. However, whenever possible Cap Gemini will adhere to these standards.

     CHANGE CODING STANDARD
     Any code to be changed will be commented out and retained in the program. All such comment lines will use a "*+" comment indicator, so that the commented code can easily be identified and later automatically removed. Changes by the Renovator will be identified as such. Any manual changes will include a comment line indicating the date and author of the changes. For example:

       Y2000+*+**     CGA/ARC:     FIELD TEST-YY EXPANDED     Y2000+
       Y2000+*+            03       TEST-YY PIC 99.           Y2000+
       Y2000C              03       TEST-YY PIC 9999.         Y2000C

     The Change Marker "Y2000+" is used for added lines and "Y2000C" for changed lines. ARCDRIVE will insert a banner at the beginning of each renovated COBOL program:

Y2000+*+**************************************************************Y2000+
Y2000+*+ EDITED BY CGA/ARC RENOVATOR RENOALL V2.0a ON 1996-1-29 11:42 Y2000+ Y2000+*+**************************************************************Y2000+

     MAINTAIN SAME DATA FORMAT
     Wherevever possible, all renovated fields should retain the same basic format as in the original code, except for an expanded area. For example:

                      MMDDYY         becomes MMDDYYYY
                      YYMMDD         becomes YYYYMMDD
                      YYDDD COMP-3   becomes YYYYDDD COMP-3
                      etc.

     This is important to maintain the program logic that may depend on the format.

     CENTURY ADDITION TO YEAR
     For expanded dates, year fields will be expanded to include the century, either as a two-digit (19/20) or one-digit (0/1) prefix. The century field will not be a separate field. For example:

              01  TEST-YY                 PIC 99

          will become

              01  TEST-YY                 PIC 9999.

_______________________________________________________________________________
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

     This is necessary to support comparisons and calculations that may involve the expanded field. ARCDRIVE also supports the use of single digit century fields (0=1900, 1=2000).

     DATA NAMES
     There will be no change to the data names, even if the field contains "YY". This is necessary to preserve the references to the field throughout the program and in related programs.

     EXISTING CENTURY FIELDS
     Existing Century fields will be moved to become a redefinition of the first two digits of the expanded year fields. For example:

                        03  DATE14.
                               05  DATE14-CC               PIC XX.
                               05  DATE14-YY               PIC XX.
                               05  DATE14-MM               PIC XX.
                               05  DATE14-DD               PIC XX.

        will become:

        Standard (A disposition)
                        03  DATE14.
          Y2000+*+** CGA/ARC  A263:  CENTURY DATE14-CC MOVED/REMOVED    Y2000+
                *+       05   DATE14-CC             PIC XX.             Y2000C
          Y2000+*+** CGA/ARC A262: FIELD DATE14-YY EXPANDED             Y2000+
          Y2000+*+       05  DATE14-YY              PIC XX              Y2000+
                         05  DATE14-YY              PIC XXXX            Y2000C
          Y2000+         05  FILLER REDEFINES DATE 14-YY                Y2000+
          Y2000+             07  DATE14-CC                  PIC X(2).   Y2000+
          Y2000+             07  FILLER                     PIC X(2).   Y2000+
                         05  DATE14-MM              PIC XX.
                         05  DATE14-DD              PIC XX.

        Z dispostion
                        03  DATE14.
          Y2000+*+** CGA/ARC  A263:  CENTURY DATE14-CC MOVED/REMOVED    Y2000+
                *+       05   DATE14-CC             PIC XX.             Y2000C
          Y2000+*+** CGA/ARC  A262:  FIELD DATE14-YY EXPANDED           Y2000+
          Y2000+*+       05   DATE14-YY             PIC XX.             Y2000+
                         05   DATE14-YY             PIC XXXX.           Y2000C
          Y2000+         05  FILLER REDEFINES DATE14-YY                 Y2000+
          Y2000+             07  DATE14-CC                  PIC X(2).   Y2000+
          Y2000+             07  FILLER                     PIC X(2).   Y2000+
                         05  DATE14-MM              PIC XX.
                         05  DATE14-DD              PIC XX.


     This is necessary to support the use of the year as a single numeric field for comparisons and calculations. Of course, any manipulation of the century field will be flagged for manual review, since such logic is likely outdated.

     NOTE: This also applies to an interpretation solution. The year must be expanded since there is a "de facto" expansion already in the program.

     MOVES BETWEEN SUPPRESSED(INTERPRETED)AND EXPANDED FIELDS

_______________________________________________________________________________
Cap Gemini Implementation Group                                   Page 35 of 40
Statement of Work #01 for Titan                          Version 9.5-April 1998

     A MOVE between a suppressed and expanded (or vice versa) field will generate a call to a CGA conversion routine that will insert or remove the century. For example:

        *+**  CGA/ARC:  DATE FORMAT CONVERSION-'SX'
          *+  MOVE CARD-DATE TO IW-CURRENT-DATE
              MOVE CARD-DATE TO CGACVT-SUP1
              MOVE 5 TO CGACVT-POS1
              CALL CGACVT USING CGACVT-EXPAND CGACVT-AREA
              MOVE CGACVT-EXP1 TO IW-CURRENT-DATE.

     In the case of moving from an expanded field to a suppressed(interpreted)field, a COBOL move may be sufficient to remove the century by truncation. In this case, no CALL is required:

          *+** CGA/ARC: DATE CONV BY TRUNCATION - 'XS'
                MOVE WS-DATE TO REPORT-DATE

     ARCDRIVE also supports conversions between expanded or suppressed dates with those of a single-digit century.

     If CALLs are required, a COPY CGACVTWS statement will be added at the end of WORKING-STORAGE to define any work fields.

     COMPARISONS OR CALCULATIONS INVOLVING SUPPRESSED(INTERPRETED)FIELDS
     When suppressed fields are involved in a comparison or calculation, they will first be expanded to temporary variables. The temporary variables will be used in the comparison or calculation. For example:

           *+**  CGA/ARC: EXPRESSION EXPANDED
           *+      IF TEST-YY1 > TEST-YY2
                   MOVE 0 TO CGACVT-POS1
                   MOVE TEST-YYI TO CGACVT-SUP1
                   MOVE 0 TO CGACVT-POS2
                   MOVE TEST-YY2 TO CGACVT-SUP2
                   CALL CGACVT USING CGACVT-EXPAND CGACVT-AREA
                   IF CGACVT-EXP1 > CGACVT-EXP2

     This logic is essential to properly compare or calculate suppressed fields.

     REFERENCES TO SYSTEM DATE
     References in COBOL programs to the system date will be replaced by CALLs to a support routine that returns the system date in the same format, including the century. The calls are:

              ACCEPT FROM DAY     CALL CGADATE USING CGA-ADAY-d  xxx
              ACCEPT FROM DATE CALL CGADATE USING CGA-ADATEd xxx MOVE CURRENT-DATE CALL CGADATE USING CGA-CDATE-d xxx

     Where "xxx" is the receiving variable and "d" is the receiving disposition('S', 'X' or 'C'). These routines can also be adjusted to simulate an advanced system date without any special modification to the operating system. This is very useful in testing.

     EXPANSION(ALIGNMENT)OF GROUP FIELDS AND INTERMEDIATE AREAS

_______________________________________________________________________________
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Statement of Work # 01 for Titan                       Version 9.5 - April 1998

     When it is determined that a group field must be enlarged due to expanded fields, any field that the group is MOVED to or from will also be expanded. This is called "alignment".

     If the group field is a redefinition of another area, the new area size will be the maximum of the two. If necessary, the redefined area may also be padded. If the lengths of the two redefined areas were the same before expansion, padding will be added to make the new lengths equal.

     CORRECTION OF RECORD CONTAINS CLAUSE
     If a file record has been expanded, the size of the new record in the RECORD CONTAINS clause is adjusted.


______________________________________________________________________________
Cap Gemini Implementation Group                                  Page 37 of 40
Statement of Work # 01 for Titan                      Version 9.5 - April 1998

APPENDIX 3: PROGRAM COMPLEXITY LEVELS

     The Complexity Level reflects the expected level of effort required to Renovate, Validate, and Implement a program. Complexity is based on the following criteria.

                                    HIGH                  MEDIUM
                               MEETS ONE OR MORE     MEETS ONE OR MORE          LOW
                               -----------------     -----------------      ------------
     Number of Expanded
          Lines of Code            > 4,000             1,001 - 4,000          < = 1,000

     Number of Dates                 > 35                  3 - 35               < = 2

     Dates Identified with
          a Low Certainty            > 7                   3 - 7                < = 2

     Number of Date
          Calculations               > 5                   2 - 5                < = 1

S-1069

______________________________________________________________________________
Cap Gemini Implementation Group                                  Page 38 of 40
Statement of Work # 01 for Titan                      Version 9.5 - April 1998

APPENDIX 4 -- MILESTONE PAYMENT SCHEDULE

                          TITAN / CAP GEMINI MILESTONE
                                PAYMENT SCHEDULE

                               RVI        TEST ONLY
   RVI        TEST ONLY     MILESTONE     MILESTONE
MILESTONE     MILESTONE      PAYMENT       PAYMENT      MILESTONE
---------     ---------     ---------     ---------     ---------
   X              X             8%            8%        Inventory Resolution and Identification Per
                                                        Agency (Application with disposition of RVI or
                                                        Test Only, with inventory metrics)

   X              X             5%            7%        Work Plan Developed (per Agency)

   X                            3%                      Renovation Complexities Defined / Take Charge
                                                        Call Conducted

   X              X             3%            5%        Testing Complexities Defined and Address in
                                                        Work Plan

   X              X             3%            6%        Extraction Toolkit & Baseline Testing Guide
                                                        Delivered

   X              X             5%           10%        Non-Confirmed Data Map Produced

   X                            5%                      Data Map Reviewed and Confirmed

   X                           15%                      Source Code Renovated / Renovation
                                                        Deliverables Provided

   X                            3%                      Renovated Source Code Staged and Compiled

   X              X             3%            6%        Turned Over Baseline Reviewed and Accepted

   X              X             4%            7%        UDM Implemented, UDM Guide, and Training
                                                        Conducte

   X              X             3%           11%        Baseline Data Time Warped

   X                            3%                      19XX 25% Complete

   X                            3%                      19XX 50% Complete

   X                            3%                      19XX 75% Complete

   X                            4%                      19XX 100% Complete

   X              X             3%            5%        20XX Testing 25% Complete

   X              X             3%            5%        20XX Testing 50% Complete

   X              X             3%           10%        20XX Testing 75% Complete

   X              X             4%           10%        20XX Testing 100% Complete

   X                            4%                      Deliver Resynchronized Source Code

   X              X            10%           10%        Final Client Sign-off

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Cap Gemini Implementation Group                                 Page 1 of 1026
Statement of Work # 01 for Titan                      Version 9.5 - April 1998